As Filed Electronically with the Securities and Exchange Commission on February 16, 2007

Registration No. 2-81011
                             811-03630

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM N-14

REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
(Exact Name of Registrant as Specified in Charter)
_________________

One Post Office Square
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

617-292-1000
(Registrant’s Area Code and Telephone Number)

Beth S. Mazor
Putnam California Tax Exempt Income Fund
One Post Office Square
Boston, Massachusetts 02109

(Name and Address of Agent for Service)
_________________

With copies to:

John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

_________________

TITLE OF SECURITIES BEING REGISTERED:
Class A shares of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing become effective on March 18, 2007 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Important information for shareholders of
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [ ].

We urge you to review the prospectus/proxy statement carefully, and to provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don’t return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote, and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS
(scale logo)

A Message from the Chairman	1
Notice of a Meeting of Shareholders	[ ]
Prospectus/Proxy Statement	[ ]

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-866-704-4434, the toll-free number we have set up for you, or call your financial representative.

A Message from the Chairman

[photo of John A. Hill]

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in Putnam California Investment Grade Municipal Trust (the “CA Closed-End Fund”). While you are, of course, welcome to join us at the CA Closed-End Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

Approving the proposed merger of the CA Closed-End Fund into Putnam California Tax Exempt Income Fund (the “CA Open-End Fund”), an open-end mutual fund with investment objectives and policies similar to those of the CA Closed-End Fund. In this merger, all of the assets of the CA Closed-End Fund attributable to common shares would become assets of the CA Open-end Fund and you would receive on a tax-free basis, pro rata, Class A Shares of the CA Open-End Fund with a value equal to the total net asset value of CA Closed-End Fund shares you hold immediately prior to the merger. The proposed merger would be accomplished in two steps, each of which requires your approval:

a) Conversion of the CA Closed-End Fund from a Massachusetts business trust into a Massachusetts business corporation; and

b) Merger of the converted CA Closed-End Fund with and into the CA Open-End Fund pursuant to the Massachusetts Business Corporation Act.

The CA Closed-End Fund and the CA Open-End Fund both seek as high a level of current income free from federal income tax and California personal income tax as Putnam Investment Management, LLC, your fund’s investment manager, believes to be consistent with the preservation of capital. Both funds invest mainly in municipal securities that

● are exempt from federal income tax and California personal income tax and

● are investment-grade in quality.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend that shareholders of the CA Closed-End Fund approve the proposed merger. The Trustees recommend the proposed merger because they believe that the potential benefits of the merger significantly outweigh the potential disadvantages.

The Trustees expect that, as a result of the proposed merger, shareholders of the CA Closed-End Fund will benefit from participation in a significantly larger combined fund with a lower expense ratio. Other potential benefits, and potential disadvantages, of the proposed merger are discussed in the prospectus/proxy statement, which we urge you to review carefully.

______________

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about this proposal, please call 1-866-704-4434 or contact your financial representative.

Sincerely yours,

John A. Hill, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

Notice of a Meeting of Shareholders

> This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event that you attend in person.

To the Shareholders of Putnam California Investment Grade Municipal Trust:

A Meeting of Shareholders of Putnam California Investment Grade Municipal Trust (the “CA Closed-End Fund”) will be held on April 26, 2007, at 11:00 a.m. Eastern time, on the 12th Floor of One Post Office Square, Boston, Massachusetts, to consider the following matter:

1. A proposal to merge the CA Closed-End Fund with and into Putnam California Tax Exempt Income Fund, which shall require the follow shareholder actions:

a. Approval of a Plan of Entity Conversion that provides that: (i) the CA Closed-End Fund be converted (the “Conversion”) from a Massachusetts business trust to a Massachusetts business corporation, (ii) all property and liabilities of the CA Closed-End Fund remain the property and liabilities of the CA Closed-End Fund in corporate form and (iii) each share of beneficial interest of the CA Closed-End Fund outstanding at the time of Conversion be converted one-to-one on a tax-free basis into stock of the CA Closed-End Fund in corporate form with a net asset value equal to the per-share net asset value of each such share of beneficial interest in the CA Closed-End Fund immediately prior to the Conversion.

b. Approval of an Agreement and Plan of Merger that provides that the CA Closed-End Fund, following the Conversion, will merge with and into the CA Open-End Fund such that: (i) the CA Open-End Fund is the sole surviving entity of the merger, (ii) the CA Closed-End Fund ceases to exist, (iii) all the property and liabilities of the CA Closed-End Fund become the property and liabilities of the CA Open-End Fund and (iv) each share of stock of the CA Closed-End Fund as a corporation is converted pro rata on a tax-free basis into Class A shares of the CA Open-End Fund.

By Judith Cohen, Clerk, on behalf of the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
W. Thomas Stephens

Richard B. Worley

* *

THE TRUSTEES URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

March [ ], 2007

Prospectus/Proxy Statement
March [ ], 2007

Merger of:	With and into:

Putnam California Investment Grade	Putnam California Tax Exempt Income
Municipal Trust	Fund
One Post Office Square	One Post Office Square
Boston, Massachusetts 02109	Boston, Massachusetts 02109
1-617-292-1000	1-617-292-1000

This Prospectus/Proxy Statement relates to the proposed merger of Putnam California Investment Grade Municipal Trust (the “CA Closed-End Fund”) into Putnam California Tax Exempt Income Fund (the “CA Open-End Fund”). As a result of the proposed merger, each shareholder of the CA Closed-End Fund would receive Class A shares of the CA Open-End Fund equal in value to the net asset value of the shareholder’s CA Closed-End Fund shares.

This Notice of Special Meeting, the proxy card and this Prospectus/Proxy Statement are being mailed on or about March [ ], 2007. The Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed merger or investing in the CA Open-End Fund, a diversified, open-end registered management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

This Prospectus/Proxy Statement is being mailed with a copy of the CA Open-End Fund Prospectus. The statement of additional information relating to the proposed merger, dated [Effective Date] (the “Merger SAI”), along with the other documents identified below, is incorporated into this Prospectus/Proxy Statement by reference. Shareholders may obtain free copies of the CA Open-End Fund's prospectus and any document incorporated by reference into this Prospectus/Proxy, request other information about the funds or make shareholder inquiries by contacting their financial representative, by visiting the Putnam Investments website at www.putnam.com or by calling Putnam toll-free at 1-800-225-1581. This information may also be obtained by contacting the SEC, as described below.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy by reference:

(i) the prospectus of the CA Open-End Fund, dated January 30, 2007, as supplemented (the “CA Open-End Fund Prospectus”);

(ii) the Merger SAI;

(iii) the Performance Summary, Report of Independent Registered Public Accounting Firm and financial statements included in the CA Closed-End Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006; and

(iv) the financial statements included in the CA Closed-End Fund’s Semiannual Report to Shareholders for the period ended October 31, 2006.

Shares of the CA Open-End Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under SEC rules; some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number,1-866-704-4434, or call your financial representative. Like the CA Closed-End Fund, the CA Open-End Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). The CA Open-End Fund and the CA Closed-End Fund are collectively referred to herein as the “funds,” and each is referred to individually as a “fund.”

The common shares of beneficial interest of the CA Closed-End Fund are listed on the American Stock Exchange (the “AMEX”) under the symbol “PCA.” You may inspect reports, proxy material and other information concerning the CA Closed-End Fund at the AMEX.

The CA Closed-End Fund and the CA Open-End Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and Investment Company Act of 1940 and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at http://www.sec.gov. You may need to refer to the fund’s file number.

I. Questions and Answers Regarding Approval of the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between a closed-end and an open-

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end mutual fund. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of Putnam California Investment Grade Municipal Trust (the “CA Closed-End Fund”) approve the proposed transactions whereby the CA Closed-End Fund will be merged with and into Putnam California Tax Exempt Income Fund (the “CA Open-End Fund”), as contemplated by the transaction documents described in more detail under “Information about the Proposed Merger – Merger Documents” below. If approved by shareholders, all of the assets of the CA Closed-End Fund attributable to its common shares of beneficial interest, without par value, (referred to herein generally as "common shares" or "shares" of the CA Closed-End Fund) will become assets of the CA Open-End Fund. The common shares of the CA Closed-End Fund will be converted, pro rata, into Class A shares of the CA Open-End Fund (the “Merger Shares”) with a value equal to the value of the CA Closed-End Fund’s assets net of liabilities (following the required redemption of outstanding preferred shares of the CA Closed-End Fund known as Remarketed Preferred Shares, Series A (the “Preferred Shares”)).

2. What will happen to my shares of the CA Closed-End Fund as a result of the proposed merger?

Your shares of the CA Closed-End Fund will be converted on a tax-free basis into Class A shares of the CA Open-End Fund with an equal aggregate net asset value on the date of the merger. The CA Open-End Fund shares that you hold after completion of the merger will be subject to the redemption fee (described in more detail below) payable to the CA Open-End Fund.

3. Why is the merger being proposed at this time?

The Trustees are proposing the merger of the CA Closed-End Fund into the CA Open-End Fund because it offers shareholders of the CA Closed-End Fund the opportunity to invest in a fund with substantially similar investment policies (differences, such as the fact that the CA Open-end Fund may not use leverage through preferred shares, are described below under the headings "Information about the proposed merger" and “Information about the Funds”) and to benefit from the lower expense ratio of the CA Open-End Fund. While the Trustees continue to believe that there are potential benefits associated with the closed-end structure, they considered the possibility that the CA Closed-End Fund would not be able to continue to operate in its present closed-end form in light of its small asset size, the persistence of the discount to net asset value at which its common shares have traded, changes in its shareholder base over time, and requests from its shareholders for enhanced liquidity. The Trustees were also advised by Putnam Management that under current market conditions the opportunity for investment leverage provided by the closed-end structure was not expected to enhance significantly the CA Closed-End Fund’s investment performance. The Trustees believe that, in the case of the CA Closed-End Fund and in light of these factors, the expected benefits from the proposed merger outweigh the benefits of the closed-end fund structure. For a detailed discussion of the Trustees’

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deliberations, see “Information about the Proposed Merger –Trustees’ Considerations Relating to Proposed Merger.”

The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger to the shareholders of your fund. The Trustees of your fund, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or Putnam Management (these Trustees are referred to as “Independent Trustees” throughout this Prospectus/Proxy Statement), have unanimously determined that the proposed merger is in the best interest of the shareholders of your fund and recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, strategies, policies and restrictions of the two funds compare?

Investment Goals and Strategies

The investment goals and strategies of the funds are similar, as described in the following table.

	CA Closed-End Fund		CA Open-End Fund

Investment Goal	Seek as high a level of current income		Seek as high a level of current income
	free from federal income tax and		free from federal income tax and
	California personal income tax as		California personal income tax as
	Putnam Management believes to be		Putnam Management believes to be
	consistent with the preservation of		consistent with the preservation of
	capital.		capital.

Investment Strategies	To invest in a portfolio of investment-		To invest primarily in bonds that:
grade securities issued by the State of
	California and its political subdivisions	●	pay interest that is exempt from
	and use leverage to increase income		federal income tax and California
	available for distribution to holders of		personal income tax but that may
	common shares of the fund.		be subject to federal Alternative
Minimum Tax (AMT)

		●	are investment-grade in quality

		●	have intermediate- to long-term
maturities (three years or longer).

Investment Policies and Restrictions

The funds have similar investment policies and restrictions relating to credit quality of the portfolio securities each fund purchases and the percentage of portfolio securities each fund may purchase that pay interest subject to the federal or California Alternative Minimum Tax ("AMT"). The differences in these policies and those that relate to the percentage of unrated securities in which each fund may invest, the marketability of investment securities, investments in various repurchase agreements, investments in restricted securities, investments in unrated securities and diversification are described below under "Risk Factors - Credit Quality" and "Information about the funds - Investment Restrictions."

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Also, the CA Closed-End Fund is a “non-diversified” investment company, meaning that it may invest more of its assets in the securities of fewer issuers than the CA Open-End Fund. However, in recent years, the CA Closed-End Fund has not taken advantage to any significant degree of its ability to concentrate its investments among fewer issuers. (As of December 31, 2006, the CA Closed-End Fund held 82 and the CA Open-End Fund held 253 positions within their respective investment portfolios. In addition, the smaller size of the CA Closed-End Fund may at times constrain its ability to participate in some of the investments that the CA Open-End Fund makes (such as investments in floating rate loans with a large minimum investment size).

It is not expected that, in connection with the proposed merger, there will be any significant dispositions of the CA Closed-End Fund’s portfolio securities.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed merger?

The following tables summarize the fees and expenses you may pay when investing in the funds, annual operating expenses for each fund, and the pro forma expenses of the CA Open-End Fund, assuming consummation of the proposed merger and based on pro forma combined assets as of December 31, 2006. Expenses for the CA Closed-End Fund are based on amounts incurred during the fund’s most recent fiscal year, which ended on April 30, 2006. Expenses for the CA Open-End Fund are based on amounts incurred during the Fund’s most recent fiscal year, which ended on September 30, 2006. Please see “Information about the Proposed Merger – Trustees’ Considerations Relating to the Proposed Merger” for more information on the expenses of the funds.

Shareholder transaction expenses	CA Closed-End Fund	CA Open-End Fund	CA Open-End
(fees paid directly from your		(Class A shares)	Fund (Class A
investment)			Shares) pro
forma combined

Maximum Sales Charge (Load)	None (a)	3.75%(b)	3.75%(b)
imposed on purchases (as a
percentage of offering price)

Maximum Deferred Sales Charge	None	1.00%(c)	1.00%(c)
(Load) (as a percentage of the
original purchase price or redemption
proceeds, whichever is lower)

Maximum Sales Charge (Load)	None (d)	None	None
Imposed on Reinvested Dividends
[and other Distributions] (as a
percentage of [ ])

Redemption Fee (as a percentage of	None (e)	1.00%(f)	1.00%(f)
total redemption proceeds)

(a) Shares of the CA Closed-End Fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by shareholders in the CA Closed-End Fund’s initial offering.

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(b) This sales charge does not apply to Merger Shares, but does apply to any additional Class A shares of the CA Open-End Fund that an investor purchases after the merger. Certain investments may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” in the CA Open-End Fund Prospectus for details.

(c) A deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge. This charge will not apply to the Merger Shares. See “How do I buy fund shares?” in the CA Open-End Fund Prospectus for details.

(d) Each participant in the CA Closed-End Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with the plan. With respect to the fund’s last fiscal year, participants in the plan incurred brokerage commissions representing less than $0.03 per share.

(e) Shares of the CA Closed-End Fund are not redeemable and cannot be exchanged into shares of another Putnam fund.

(f) A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another Putnam fund) within seven days of purchase.

Annual Fund Operating	CA Closed-End Fund	CA Open-End Fund		CA Open-End Fund
Expenses (expenses that are		(Class A shares)		(Class A shares) pro
deducted from fund assets)				forma combined**

Management Fees	0.76%*	0.48%		0.48%
Distribution (12b-1) Fees	--	0.21	%***	0.21%
Other Expenses	0.49%	0.06%		0.06%
Total Annual Fund Operating	1.25%
Expenses		0.75%		0.75%

* Reflects the effective rate paid (as a percentage of net assets attributable to common shares) under a quarterly investment management fee that is based on the average net assets of the fund, including assets attributable to leverage through the Preferred Shares. For periods beginning January 1, 2006, such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common shares and the Preferred Shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common shares and the Preferred Shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels. For periods prior to January 1, 2006, such fee was based on the annual rate of 0.65% of the average weekly net assets attributable to common shares and Preferred Shares outstanding.

** Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma Other Expenses and Total Annual Fund Operating Expenses would have been 0.07% and 0.76%, respectively.

*** Represents a blended rate. 12b-1 fees for Class A shares are paid at a rate equal to the weighted average of (i) 0.20% on the net assets of the fund attributable to Class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to Class A shares. Upon consummation of the proposed merger, the assets of the CA Closed-End Fund that are vested in the CA Open-End Fund will be treated for these purposes as having been paid for at the time of the merger.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger.

Please note that, in the expense table for the CA Closed-End Fund, it is assumed that all dividends and distributions are reinvested at net asset value, although participants in that fund’s

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Dividend Reinvestment Plan may receive shares at the market price in effect at the time, which may be below net asset value.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. The information for the CA Open-End Fund and the CA Open-End Fund (pro forma combined) reflects the maximum sales charge (load) of 3.75% applicable to Class A shares of the CA Open-End Fund. This sales charge does not apply to Merger Shares but would apply to any subsequent purchases of Class A shares of the CA Open-End Fund.

	1 Year	3 Years	5 Years	10 Years

CA Closed-End Fund	$127	$397	$686	$1,511
CA Open-End Fund (Class A	$449	$606	$776	$1,270
shares)
CA Open-End Fund pro forma	$449	$606	$776	$1,270
combined (Class A shares)

6. How does the investment performance of the funds compare?

The following information provides some indication of each fund’s risks. The chart shows year-to-year changes in the net asset value performance of the CA Closed-End Fund’s shares and the CA Open-End Fund’s Class A shares. The table following the chart compares each fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of future performance.

CALENDAR YEAR TOTAL RETURNS

CA Open-End Fund

8.74%	5.57%	-3.95%	12.56%	3.98%	7.73%	4.64%	4.32%	3.48%	4.43%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

CA Closed-End Fund

10.12%	5.80%	-4.15%	12.39%	4.79%	7.16%	7.33%	6.58%	5.47%	6.03%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance of the CA Open-End Fund would be less than that shown. Year-to-date performance through January 31, 2007 for the funds' shares was -0.38% for the CA Closed-End Fund and -0.14% for Class A shares of the CA Open-End Fund. During the periods shown in the bar chart, the CA Open-End Fund’s highest return for a quarter was 4.56% (quarter

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ending 9/30/02) and the lowest return for a quarter was -2.36% (quarter ending 6/30/99). During the periods shown in the bar chart, the CA Closed-End Fund’s highest return at net asset value for a quarter was 6.22% (quarter ended 9/30/04) and the lowest return for a quarter was -3.90% (quarter ended 6/30/04).

Average Annual Total Returns	Past 1 year	Past 5 years	Past 10 years
(for periods ended 12/31/06)

CA Open-End Fund
Class A (before taxes)	0.53%	4.11%	4.68%
Class A (after taxes on distributions)	0.47%	3.90%	4.55%
Class A (after taxes on distributions and	1.82%	4.10%	4.64%
sale of fund shares)

CA Closed-End Fund
Common shares (at net asset value)	6.03%	6.51%	6.07%
Common shares (at market price)	13.03%	5.68%	5.40%

Lehman Municipal Bond Index (no	4.84%	5.53%	5.76%
deduction for fees, expenses or taxes)

Unlike the bar chart above, this performance information reflects the impact of sales charges with respect to Class A shares of the CA Open-End Fund, although, like the bar chart above, the information does not reflect any brokerage commission associated with the purchase of shares of the CA Closed-End Fund on the AMEX or any sales charges paid in that fund’s initial public offering. Class A share performance for the CA Open-End Fund reflects the current maximum initial sales charge. For a portion of the period, the CA Open-End Fund’s performance benefited from Putnam Management’s agreement to limit the fund’s expenses. Each fund’s performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

7. Will my dividend be affected by the proposed merger?

The Trustees expect that shareholders of the CA Closed-End Fund may experience a decline in dividend yield in advance of the proposed merger, resulting from the CA Closed-End Fund funding the required redemption of the Preferred Shares. Aside from this expected decline in dividend yield, the Trustees do not expect that the shareholders of the CA Closed-End Fund will see any material change in the dividends they receive as a result of the proposed merger, although there can be no assurance that this will be the case. As of December 31, 2006, the

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current dividend rates for the CA Closed-End Fund shares and Class A shares of the CA Open-End Fund were 4.11% and 4.18%, respectively, and the estimated dividend rate for Class A shares of the CA Open-End Fund on a pro forma basis, after giving effect to the proposed merger, would have been [4.11%] . As of December 29, 2006 the SEC yields for the CA Closed-End Fund shares and Class A shares of the CA Open-End Fund were 3.49% and 3.34%, respectively. Over the longer term, the level of dividends will depend on market conditions and the ability of Putnam Management to invest the CA Open-End Fund’s assets, including those received in the merger, in securities meeting the CA Open-End Fund’s investment objectives and policies.

The CA Open-End Fund will not permit any holder of certificated CA Closed-End Fund shares at the time of the proposed merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until the certificates for the CA Closed-End Fund shares have been surrendered, or, in the case of lost certificates, until adequate surety bond has been posted. To obtain information on how to return your share certificates for the CA Closed-End Fund after the merger (if approved) is completed, please call Putnam at 1-800-225-1581.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, the CA Open-End Fund will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the CA Closed-End Fund shares in cash.

8. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by the CA Closed-End Fund or its shareholders as a result of the proposed merger, and the aggregate tax basis of the Merger Shares received by each CA Closed-End Fund shareholder in the merger will be the same as the aggregate tax basis of the shareholder’s CA Closed-End Fund shares. However, because the merger will end the tax year of the CA Closed-End Fund, the merger may accelerate distributions from the CA Closed-End Fund to its shareholders. At any time prior to the consummation of the merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. Certain other tax consequences are discussed below under “Information about the Proposed Merger — Federal Income Tax Consequences.”

9. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

Yes. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are different, due to the fact that the CA Closed-End Fund is a closed-end fund while the CA Open-End Fund is an open-end fund.

The CA Open-End Fund makes a continuous public offering of its shares and currently offers four classes of shares. Shares of the CA Open-End Fund may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited

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Partnership (“Putnam Retail Management”) or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by the CA Open-End Fund is made at net asset value for all classes of shares. The CA Open-End Fund shares may be redeemed (in essence, sold to the Fund) on any day that the NYSE is open at their net asset value next determined after receipt by the fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge and/or redemption fee (also referred to as a “short-term trading fee”). The Merger Shares received by shareholders in connection with the proposed merger will not be subject to any deferred sales charge but will be subject to a 1.00% redemption fee that will apply to any shares redeemed (either by selling or exchanging into another fund) within seven days of purchase. Shares acquired in the proposed merger will be deemed to have been purchased on the date the Merger is completed.

As a closed-end investment company, the CA Closed-End Fund does not currently offer its shares for sale. Common shares of the CA Closed-End Fund trade on the AMEX at prevailing market prices, and transactions in such shares typically involve brokerage commissions. Since the CA Closed-End Fund is a closed-end investment company, shareholders do not have the right to redeem or exchange their shares. Instead, shareholders may sell their shares on the AMEX at the market price. Although shares of the CA Closed-End Fund have at times traded at a premium to net asset value, for the last few years, they have traded at a discount from net asset value. See “Information about the Funds – Trading Information.”

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Class A shares of the CA Open-End Fund you are receiving. To obtain information on how to return your share certificates you may have for the CA Closed-End Fund, please call Putnam at 1-800-225-1581.

11. Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of the CA Open-End Fund you receive will equal the total value (based on net asset value, not market value, following the required redemption of outstanding Preferred Shares) of the shares of the CA Closed-End Fund that you hold at the time the proposed merger is completed. Even though the net asset value per share of each fund is different, the total net asset value of your holdings will not change as a result of the merger.

12. What shareholder vote is required to approve the proposed merger?

Approval of the proposed merger will require the “yes” vote at the meeting of shareholders of the majority of the outstanding common shares of the CA Closed-End Fund on each of the Plan of Entity Conversion and the Agreement and Plan of Merger.

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II. Risk Factors

What are the main risks of the CA Open-End Fund, and how do they compare with those of the CA Closed-End Fund?

Because the funds have similar investment goals and strategies, the principal risks of an investment in the CA Open-End Fund are generally similar to the risks of an investment in the CA Closed-End Fund, except with respect to certain risks applicable generally to open-end investment companies. These risks are:

> The risk that the CA Open-End Fund’s need to meet redemption requests might limit its investment flexibility relative to that of the CA Closed-End Fund. As an open-end fund, to meet potential redemption requests, the CA Open-End Fund may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities, in order to meet redemptions. Similarly, as an open-end fund, the CA Open-End Fund could receive significant inflows, and may experience delays in investing those inflows. These operational considerations could, under certain circumstances, reduce the CA Open-End Fund’s investment flexibility as compared to the CA Closed-End Fund.

The main risks that could adversely affect the value of the CA Open-End Fund’s shares and the total return on an investment in the CA Open-End Fund include:

> The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

> The risk that the issuers of the fund’s investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

> The risk that interest the fund receives might be taxable. The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with an investment in the CA Open-End Fund, see the CA Open-End Fund Prospectus.

What are the funds’ principal investment strategies and related risks?

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Because the funds share similar goals and policies (except as otherwise noted in this Prospectus/Proxy), the risks described below, which apply to investments in the CA Open-End Fund, are substantially similar to the risks of an investment in the CA Closed-End Fund. Furthermore, the CA Closed-End Fund has not taken advantage of its non-diversified status or its greater flexibility with respect to illiquid securities to any significant extent in recent years, nor has the CA Open-End Fund recently taken advantage of its greater flexibility with regard to investments in unrated securities. Because there is currently no practical difference in how the funds are managed (other than differences that may arise at times due to the CA Closed-End Fund’s smaller size and use of leverage) and the CA Open-End Fund’s flexibility to invest up to 25% of its total assets in securities rated BB or its equivalent, the funds generally share substantially the same risks, except as noted below.

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the funds’ main investment strategies follows.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Both funds invest in debt investments that are rated at or above BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency (“Investment-Grade Securities”) rating such investments, or are unrated investments that Putnam Management believes are of comparable quality (subject, with respect to the CA Closed-End Fund, to a limit of 20% of assets that may be invested in unrated bonds). The CA Closed-End Fund invests exclusively in Investment-Grade Securities, while the CA Open-End Fund may invest up to 25% of its total assets in securities rated BB or its equivalent at the time of purchase by each agency rating the investment, or unrated securities believed to be of comparable quality. The CA Open-End Fund will not necessarily sell an investment if its rating is reduced after it is purchased.

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Investments rated below BBB or its equivalent are below investment grade and are generally known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Investments may be insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. These investments may cause the value of the fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes the fund more vulnerable to that state’s economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

● the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

● the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes, and

● economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

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Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants, inverse floaters and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investments or index. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the CA Open-End Fund's statement of additional information (the "CA Open-End Fund's SAI").

Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, equity securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the CA Open-Fund's SAI.

Alternative strategies. Under normal market conditions, we keep each fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the funds’ usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses including investing in taxable investments. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trustees may change each fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

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III. Information about the Proposed Merger

General. The shareholders of the CA Closed-End Fund are being asked to approve a proposed merger between the CA Closed-End Fund and the CA Open-End Fund, which will be effected in a two-step process. Each step requires approval of the shareholders of the CA Closed-End Fund. Pursuant to the Plan of Entity Conversion, a form of which is attached to this Prospectus/Proxy Statement as Appendix A (the “Plan of Conversion”), the CA Closed-End Fund would convert from being organized as a Massachusetts business trust to being organized as a Massachusetts business corporation (the “Conversion”). Second, the CA Closed-End Fund, then organized as a corporation, would merge with and into the CA Open-End Fund (the "Statutory Merger"), pursuant to the Agreement and Plan of Merger, a form of which is attached to this Prospectus/Proxy Statement as Appendix B (the "Plan of Merger") and in accordance with the Massachusetts Business Corporation Act (the "MBCA"). Both steps are expected to be tax-free to Shareholders (see “Federal Income Tax Consequences” below). In connection with the Conversion, each member of the Board of Trustees would become a member of the Board of Directors of the CA Closed-End Fund once it is organized as a corporation (together, the "Board") and the officers of the CA Closed-End Fund would remain unchanged.

Prior to the shareholder vote to approve the Plan of Conversion, the CA Closed-End Fund will call for redemption and redeem all of its outstanding Preferred Shares. Consequently, no Preferred Shares will be entitled to vote on the Plan of Conversion or the Plan of Merger and the shareholder votes required to approve the Plan of Conversion and the Plan Merger, respectively, will be an affirmative vote of a majority of the outstanding common shares of the CA Closed-End Fund as of the Record Date.

Upon completion of the Statutory Merger, all of the property and liabilities of the CA Closed-End Fund will become the property and liabilities of the CA Open-End Fund and the CA Closed-End Fund will cease to exist. Each outstanding share of the CA Closed-End Fund will be converted into a number of fractional or whole Class A shares of the CA Open-End with a value equal to the value of the CA Closed-End Fund’s assets net of liabilities, pro rata, (following the required redemption of outstanding Preferred Shares) immediately prior to the Statutory Merger.

The members of the Board have voted unanimously to approve the proposed merger, adopt each of the Plan of Conversion and the Plan of Merger and to recommend that shareholders of the CA Closed-End Fund also approve the proposed merger by approving each of the Plan of Conversion and the Plan of Merger. The Board has conditioned its submission of the Plan of Merger to a shareholder vote upon shareholders approving the Plan of Conversion. Thus, the actions contemplated by the Plan of Merger and the related matters described therein will be consummated only if an affirmative vote of the majority of the shares of the CA Closed-End Fund entitled to vote: (i) first approve the Plan of Conversion and (ii) then approve the Plan of Merger.

Prior to the Conversion, the investment restrictions of the CA Closed-End Fund may be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. Putnam Management does not expect that the CA Closed-End Fund will make any

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significant dispositions of securities in connection with the proposed merger other than as required to fund the required redemption of all outstanding Preferred Shares.

In the event that the proposed merger transactions do not receive the required shareholder approval, the CA Closed-End Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, the Preferred Shares would not necessarily be redeemed and the Trustees may consider such alternatives as may be in the best interests of the CA Closed-End Fund’s and the CA Open-End Fund’s shareholders.

Trustees’ Considerations Relating to the Proposed Merger.

General

The Trustees of the Putnam funds, who serve as Trustees of both of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. The Trustees considered a recommendation from Putnam Management for this merger at a meeting of the Board held on December 14, 2006, and upon request of the Trustees, Putnam Management subsequently developed a detailed plan for the merger for consideration by the Board. On January 22, 2007 the Mildred B. Horejsi Trust announced a tender offer to purchase 100% of the common shares of the CA Closed-End Fund. After carefully considering the tender offer, including the fact that the tender offer price represented a discount to the CA Closed-End Fund’s net asset value of approximately 4.39% as of close of trading on February 2, 2007, and the terms of the proposed merger, the Trustees determined at a meeting on February 5, 2007 to approve in principle the merger of the CA Closed-End Fund into the CA Open-End Fund and to recommend that shareholders of the CA Closed-End Fund reject the tender offer.

In their deliberations, the Trustees took into account the recommendations of the Contract Committee, which consists solely of Independent Trustees, and which convened on several occasions to consider the attributes of both funds and the terms of the proposed merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the Independent Trustees. Following their review, the Trustees, including all of the Independent Trustees present, determined that the proposed merger of the CA Closed-End Fund into the CA Open-End Fund would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. On March __, 2007, the Board unanimously approved all of the terms of the proposed merger on behalf of both funds, adopted each of the Plan of Conversion and the Plan of Merger and recommended that shareholders of the CA Closed-End Fund vote in favor of the transaction.

Liquidity for Shareholders; Elimination of Trading Discounts

The Trustees observed that, because the CA Closed-End Fund’s shares are not redeemable and are instead bought and sold on the open market, the market price of these shares is influenced by a number of factors and at times may represent a premium above or discount below net asset

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value (NAV). As indicated in the table below, over the last few years, the fund’s shares have consistently traded at a discount from NAV:*

Year	Highest Market Price	Lowest Market Price	Average
	(vs. NAV)	(vs. NAV)	Discount/Premium

2006	-7.45%	-13.66%	-10.56%

2005	-8.76%	-14.46%	-10.89%

2004	-5.59%	-13.87%	-10.57%

2003	-5.74%	-12.86%	-9.93%

2002	-1.75%	-9.08%	-5.32%

2001	+4.24%	-7.55%	-2.55%

2000	+4.38%	-12.44%	-3.65%

1999	+5.44%	-13.87%	-0.94%

1998	+5.42%	-2.47%	+1.40%

1997	+5.67%	-1.82%	+1.80%

1996	+1.12%	-7.17%	-2.01%

1995	-2.09%	-10.92%	-6.74%

1994	+0.35%	-13.27%	-5.15%

1993	+2.20%	-8.32%	-3.13%

The Trustees considered that persistent trading discounts limit the ability of selling shareholders to receive full net asset value for their shares. The Trustees reviewed the merits of various ways of providing liquidity events to shareholders, including repurchase programs and tender offers, which are described below under “Asset Size,” and potentially liquidating the fund, and they took into account statements by shareholders of the CA Closed-End Fund and other Putnam closed-end funds requesting that the Trustees take action to address trading discounts and to provide liquidity events. The Trustees noted that that a merger into the CA Open-End Fund would effectively provide liquidity to those CA Closed-End Fund shareholders who want liquidity for their shares at net asset value, while allowing other CA Closed-End Fund shareholders who wish to continue to invest in a similar fund to do so without experiencing a taxable event. After receiving Class A shares of the CA Open-End Fund in the proposed merger, shareholders would be able to redeem their interests at net asset value, subject only to a redemption fee of 1% of amounts redeemed (either by selling or exchanging into another fund) within 7 days of acquisition in the merger or subsequent purchase.

Operating Expenses

In evaluating the possible operating efficiencies of the combined fund after the merger, the Trustees considered the expected savings in annual fund operating expenses for shareholders of the CA Closed-End Fund. Putnam Management’s unaudited estimates of the funds’ expense

______________

* The table presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course of each full calendar year since inception, in each case expressed as a percentage discount from, or premium to, NAV. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and net asset value over the course of each full calendar year since inception.

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ratios as of December 31, 2006, and the expected pro forma expense ratio based on combined assets of the funds as of the same date, are shown in the following table:

	CA Closed-End	CA Open-End Fund	CA Open-End Fund
	Fund*	(Class A shares)	pro forma combined
			(Class A shares)

Management Fees	0.68%	0.48%	0.48%

Distribution (12b-1)	None	0.21%	0.21%
Fees

Other Expenses	0.49%	0.06%	0.06%

Total Annual Fund	1.17%	0.75%	0.75%
Operating Expenses

* Expenses are expressed as a percentage of assets attributable to common shares and include costs and expenses incurred in connection with maintaining the Preferred Shares. Aggregate costs associated with the Preferred Shares equaled approximately 0.26% of common net assets over the year ended December 31, 2006.

As shown in the table, following the merger, the combined fund is expected to have the same expense ratio as the CA Open-End Fund had before the merger, which (taking into account the Rule 12b-1 distribution fees currently charged with respect to Class A shares of the CA Open-End Fund) would represent a significant decrease from the CA Closed-End Fund’s current expenses. The Trustees noted that the CA Closed-End Fund incurs additional management fees, custody fees and other expenses associated with maintaining investment leverage through the issuance of the Preferred Shares, which the CA Open-End Fund may not issue, and that these expenses have in the past generally been offset by additional investment income earned through the use of leverage. After taking into account the costs and potential benefits of leverage, the Trustees concluded that the reduction in operating expenses for shareholders of the CA Closed-End Fund would be significant.

Asset Size

In evaluating the relative expenses of the funds, the Trustees noted that the CA Open-End Fund is approximately 25 times the size of the CA Closed-End Fund, as indicated in the following table:

Net Assets as of December 31, 2006 (including
the liquidation preference of the CA Closed-End
Fund Preferred Shares)

CA Closed-End Fund	$83.37 million

CA Open-end Fund	$2.077 billion

Putnam Management informed the Trustees that the significantly larger asset size of the CA Open-End Fund allows it to realize efficiencies unavailable to smaller funds, and to decrease its costs accordingly. Conversely, the CA Closed-End Fund’s small size increases the relative impact on performance of fixed (or partially fixed) costs such as auditors’ fees and legal fees.

The Trustees noted that, in the absence of a merger, the differences in asset size between the funds could widen in the future, which could increase the differences in operating expenses. Beginning in October 2005, the Trustees approved a share repurchase program which, as subsequently extended, would permit each Putnam closed-end fund to repurchase up to 10% of

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its outstanding common shares over a 24-month period. (Upon announcement of the proposed merger, the Trustees announced that the repurchase program had been indefinitely suspended with respect to the CA Closed-End Fund.) On February 9, 2007, the Trustees approved, for all Putnam closed-end funds other than those (such as the CA Closed-End Fund) subject to an open-ending merger proposal, a comprehensive program to conduct tender offers for up to 10% of the outstanding common shares. While such programs provide liquidity to selling shareholders and may enhance the total return to remaining shareholders by permitting the CA Closed-End Fund to purchase shares at prices below net asset value, they also reduce the fund’s size. Putnam Management informed the Trustees that, if such programs continue to reduce asset size, the CA Closed-End Fund’s expense ratio may increase further and the management team may experience additional operational difficulties associated with managing a smaller fund. By contrast, as an open-end fund, the CA Open-End Fund has the opportunity for further growth of assets, which is not available to closed-end funds like the CA Closed-End Fund. While the Trustees noted that the CA Open-End Fund experienced $204 million in outflows over the 12 months ended December 31, 2006, the potential for growth of assets over the longer term may trigger breakpoint reductions in management fees and produce economies of scale leading to a further reduced expense ratio, and the possibility of increased investment returns.

Investment Flexibility

In evaluating the investment flexibility of the combined fund after the merger, the Trustees gave weight to Putnam Management’s representation that, due to its small asset size, the CA Closed-End Fund incurs additional transaction costs in managing smaller position sizes in portfolio securities. Putnam Management informed the Trustees that the significantly larger CA Open-End Fund has greater flexibility in the positions it maintains in portfolio securities and in the ease with which it can balance and rebalance its holdings. The Trustees took into account that the CA Closed-End Fund is classified as a non-diversified management investment company, which allows it to invest more of its holdings in a small number of issues than the CA Open-End Fund, which is classified as diversified.

The Trustees noted, however, that because closed-end funds do not issue redeemable shares, they do not experience the cash flows and associated costs that can affect open-end funds, which affords an opportunity to remain more fully invested in higher-yielding longer-term securities. Furthermore, closed-end funds have greater flexibility than open-end funds do with respect to permitted investments and the use of leverage for investment purposes, in particular their ability to issue preferred shares (as the CA Closed-End Fund has done). All of these characteristics typically allow closed-end funds to outperform similarly-managed open-end funds, when measured at net asset value. However, while the Trustees identified certain investment advantages to the CA Closed-End Fund as a result of its closed-end status, which are described below, they determined that, in light of their assessment of the possibility that the CA Closed-End Fund would not be able to continue to operate in its present form, these advantages no longer outweigh the advantages associated with proposed merger.

Relative Performance

The Trustees considered the relative performance of the funds, both in relation to one another and relative to benchmarks and performance averages of competitor funds selected by Lipper Inc., which is presented in greater detail under the heading "How does the investment performance of the funds compare?" above. They observed that, while

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the CA Closed-End Fund outperformed the CA Open-End Fund for the 1-, 3-, 5- and 10-year periods based on total returns measured at NAV and at market price, the CA Closed-End Fund significantly underperformed its Lipper peer group average (measured at NAV), which is based on the performance of closed-end California municipal bond funds, many of which are leveraged to a greater degree than the CA Closed-End Fund.

As discussed above, the CA Closed-End Fund is permitted to maintain investment leverage through the issuance of preferred shares, which the CA Open-End Fund may not issue, and incurs additional management fees, custody fees and other expenses associated with this leverage. While these expenses have in the past generally been offset by additional investment income earned through the use of leverage, the Trustees were advised by Putnam Management that under current market conditions the opportunity for investment leverage provided by the closed-end structure was not expected to enhance the CA Closed-End Fund’s investment performance significantly. The Trustees considered that, during three calendar months since December 2005, the amount of dividends payable on the CA Closed-End Fund’s Preferred Shares, plus the additional expenses associated with maintaining those Preferred Shares, exceeded the portion of the fund’s net investment income attributable to the fact that the Preferred Shares were outstanding. In recent periods, due to changing interest-rate and other market conditions, these benefits have been largely or entirely offset by the costs of maintaining leverage through the Preferred Shares.

Yields and Dividend Rates

The Trustees considered the relative yields of the funds, which are presented in greater detail in under "Will my dividends be affected by the proposed merger?" above. They noted that, while average yields of the CA Closed-End Fund have historically been higher than those of its open-end counterpart, as of December 31, 2006, the dividend rate on Class A shares of the CA Open-End Fund was 4.33%, as compared with 4.11% for the CA Closed-End Fund. The Trustees understand that the closed-end structure typically affords greater flexibility for investment and leveraging, which in turn may generate higher distributable income for common shareholders; however, changing market conditions may reduce or eliminate this advantage.

Similar Investment Opportunities

The Trustees noted the similarity of the funds’ investment objectives, policies and restrictions, the funds’ investments (including the average duration and average credit quality of each fund’s investments) and the fact that the funds are managed by the same team of investment professionals. The Trustees believe that under present market conditions an investment in shares of the CA Open-End Fund will provide shareholders with an investment opportunity similar to that currently afforded by the CA Closed-End Fund, as well as the additional liquidity associated with owning shares of an open-end investment company. The availability of an open-end merger candidate as compatible as CA Closed-End Fund was important to the Trustees’ considerations.

Transaction Costs

The Trustees took into account the expected approximate costs of the proposed merger, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the proposed merger. The Trustees determined that the CA Closed-End Fund should

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bear the costs of the merger, to reflect the fact that the anticipated benefits of the merger to CA Closed-End Fund shareholders significantly exceed the benefits to the CA Open-End Fund and its shareholders from the receipt of the CA Closed-End Fund’s assets in kind. The Trustees considered this arrangement to be justified in light of the expected advantages of the merger for shareholders of the CA Closed-End Fund. Accordingly, the funds are expected to bear these costs in the following approximate amounts:

	CA Closed-End Fund	CA Open-End Fund

Proxy Solicitations	$30,872	--

Legal	$175,000	--

Audit	$69,600	--

SEC Filing	--	--

Total Transaction Costs	$275,472	--

Total Transaction Costs (as
% of Net Assets at May 31,
2006)	0.41%	--

The Trustees noted that, in the merger, the CA Open-End Fund would receive CA Closed-End Fund’s investment portfolio rather than cash, and would therefore obtain the potential benefits of increased size without bearing the brokerage expenses associated with making portfolio investments.

Tax Considerations

The Trustees took into account that the merger could be accomplished as a tax-free transaction, so that shareholders would not be required to realize gains on their investment if they opt to receive and hold shares of the CA Open-End Fund. In their consideration of the tax effects of the proposed merger, using data as of December 31, 2006, the Trustees reviewed the historical and pro forma tax attributes of the funds and the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds. The Trustees noted that neither of the funds had any capital loss carryforwards and that, as a result of the merger, shareholders of the CA Closed-End Fund were expected to bear a higher proportion of gains as a percentage of NAV than prior to the merger, but that the potential tax impact on CA Closed-End Fund shareholders was not expected to be material.

Other Factors

The Trustees also took into account a number of other factors, including: (1) recent sales trends of the CA Open-End Fund and (2) the terms of the Transaction Documents.

Merger Documents.

Plan of Entity Conversion

The Conversion, the first step in completing the proposed merger transactions, will be governed by the Plan of Conversion, a form of which is attached as Appendix A. The description of the Conversion in this Prospectus/Proxy is qualified in its entirety by the full text of the Plan of Conversion. The Plan of Conversion provides that the CA Closed-End Fund, which is currently organized as a Massachusetts business trust, will convert to a Massachusetts business

21

corporation. In connection with the Conversion, common shares of beneficial interest of the CA Closed-End Fund will be converted on a one-to-one tax-free basis into shares of stock of the converted entity. Because the Preferred Shares will be redeemed prior to the shareholder vote on the Conversion, there will be no vote of the Preferred Shares required to approve the Plan of Conversion, and the CA Closed-End Fund in the corporate form will not issue preferred shares.

Plan of Merger

Shortly after the Conversion, and contingent upon approval of the shareholders of the CA Closed-End Fund, then organized as a Massachusetts business corporation, the CA Closed-End Fund and CA Open-End Fund will engage in a statutory merger pursuant to the MBCA and in accordance with the provisions of the Plan of Merger, a form of which is attached as Appendix B. The description of the Statutory Merger is this Prospectus/Proxy is qualified in its entirety by the full text of the Plan of Merger. The Plan of Merger provides the CA Closed-End Fund will merge with and into the CA Open-End Fund in the Statutory Merger. Pursuant to the Statutory Merger, all of the property and liabilities of the CA Closed-End Fund will become the property and liabilities of the CA Open-End Fund. Upon the effectiveness of the Statutory Merger (the "Closing"), shares of the CA Closed-End Fund will be converted into Class A shares of the CA Open-End Fund (the “Merger Shares”) at a rate determined at the time as of which each fund's shares are valued for purposes of the Statutory Merger (4:00 p.m. Eastern time on June 22, 2007, or such other time as mutually agreed by the CA Closed-End Fund and the CA Open-End Fund (the “Valuation Time”)). Upon Closing, which is expected to occur on the next full business day following the Valuation Time, each shareholder of the CA Closed-End Fund will become the record holder of a number of whole and fractional Merger Shares with an aggregate net asset value as of the Valuation Time equal to the aggregate net asset value of the CA Closed-End Fund shares held by such shareholder as of the Valuation Time.

This will be accomplished by establishing an account on the share records of the CA Open-End Fund in the name of each CA Closed-End Fund shareholder representing the number of full and fractional Merger Shares due the shareholder. No certificates will be issued for Merger Shares.

The consummation of the proposed merger transactions is subject to the conditions set forth in the Plan of Merger. If so authorized by the Board of Trustees in contemplation of the Conversion and Statutory Merger, the CA Closed-End Fund may liquidate any of its portfolio securities that the CA Open-End Fund indicates it does not wish to hold. The CA Closed-End Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the Closing. There can be no assurance that the liquidation will be accomplished before the Closing. To the extent the liquidation is not accomplished before the Closing, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of the CA Open-End Fund. Putnam Management does not expect that the CA Closed-End Fund will make any significant dispositions of securities in connection with the proposed merger other than as required to fund the redemption of all outstanding Preferred Shares.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the proposed merger and related transactions are estimated to be $275,472, all of which will be borne by the CA Closed-End Fund. However, to the extent that any payment by the CA Closed-End Fund of such fees or expenses would result in its disqualification as a

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“regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. Merger Shares will be issued to the CA Closed-End Fund’s shareholders in accordance with the Plan of Merger. The Merger Shares are Class A shares of the CA Open-End Fund. The CA Closed-End Fund shareholders receiving Merger Shares will not pay an initial sales charge on the shares. Class A shares of High Yield Fund are subject to a 1.00% redemption fee (also referred to as a “short-term trading fee”) if redeemed (either by selling or exchanging into another fund) within seven days of the date of acquisition. The Merger Shares will be deemed to have been acquired as of the date of the Closing, regardless of how long an investor held his or her shares of the CA Closed-End Fund.

The CA Open-End Fund has adopted a distribution plan to pay for the marketing of Class A shares and for services provided to shareholders. The plan provides for payment at an annual rate (based on average net assets) of up to 0.35% on Class A shares. For Class A shares, the annual payment rate equals the weighted average of (i) 0.20% on the net assets of the fund attributable to Class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to Class A shares. For this purpose, the Merger Shares will be deemed to have been purchased on the date the merger is completed. Upon the Closing, the CA Closed-End Fund shareholders will receive Class A shares of the CA Open-End Fund as described above, and will not pay the sales charge otherwise attributable to Class A shares of the CA Open-End Fund, although the sales charge will apply to purchases of additional shares after the Closing. Each Merger Share will be validly issued, fully paid and nonassessable (but subject to the redemption fee described above) when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The CA Open-End Fund may divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The CA Open-End Fund’s shares are currently divided into four classes of shares – Class A, Class B, Class C and Class M shares. Only Class A shares will be distributed to the CA Closed-End Fund shareholders in connection with the merger. For more detail on other retail classes of the CA Open-End Fund’s shares, please refer to the enclosed the CA Open-End Fund Prospectus.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the CA Open-End Fund. However, the Agreement and Declaration of Trust of the CA Open-End Fund disclaims shareholder liability for acts or obligations of the CA Open-End Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the CA Open-End Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the CA Open-End Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the CA Open-End Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the CA Closed-End Fund, also a Massachusetts business trust, are currently subject to this same risk of liability.

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Redemption Fee. A 1.00% redemption fee (also referred to as a “short-term trading fee”) applies to any Class A shares of the CA Open-End Fund that are redeemed (either by selling or exchanging into another fund) within seven days of the date of acquisition. This redemption fee will apply to the Merger Shares, and the Merger Shares will be deemed to have been acquired on the date the merger is completed, regardless of how long an investor held his or her shares of the CA Closed-End Fund.

It is possible that former CA Closed-End Fund shareholders will wish to redeem their Merger Shares shortly after the merger. The Trustees believe that the redemption fee will reduce the impact of initial redemptions upon the operations of the CA Open-End Fund and its transfer agent and may offset some of the costs associated with meeting those redemption requests, including costs relating to liquidation of portfolio securities. The Trustees of the CA Closed-End Fund have determined that the redemption fee is reasonable in relation to the anticipated costs of such redemptions and to the benefits received by the CA Closed-End Fund’s shareholders in becoming shareholders of the CA Open-End Fund. The Trustees also believe that the redemption fee may discourage large numbers of redemption requests immediately following the merger, although there can be no guarantee that the fee will succeed in this respect.

The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading (including short-term redemptions associated with the proposed merger). The short-term trading fee does not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The Trustees reserve the right to change the short-term trading fee applicable to the CA Open-End Fund’s shares in their discretion.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Plan of Conversion and the Plan of Merger, the funds will receive a tax opinion in respect of each step of the merger from Ropes & Gray LLP, counsel to the funds. These opinions, which will be based on certain factual representations and certain customary assumptions, will be to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, each step of the merger will qualify as a “tax-free” reorganization as set forth in clauses (i) and

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(ii) as follows, and that such steps taken together will have the combined effects set forth in clauses (iii) through (x) as follows:

(i) the conversion of the CA Closed-End Fund from a Massachusetts business trust to a Massachusetts business corporation, pursuant to Mass. Gen. Laws ch. 156D, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the CA Closed-End Fund and the CA Open-End Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) the vesting in the CA Open-End Fund of all the property and liabilities of the CA Closed-End Fund and conversion of Shares of the CA Closed-End Fund into Merger Shares, all pursuant to the Plan of Merger and Mass. Gen. Laws Ch. 156D, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the CA Closed-End Fund and the CA Open-End Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(iii) under Section 361 of the Code, no gain or loss will be recognized by the CA Open-End Fund or the CA Closed-End Fund upon the vesting of the CA Closed-End Fund’s property and liabilities as property and liability the CA Open-End Fund or upon the distribution of the Merger Shares to the CA Closed-End Fund’s shareholders in liquidation of the CA Closed-End Fund;

(iv) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the CA Closed-End Fund on the exchange of their shares of the CA Closed-End Fund for Merger Shares;

(v) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by the CA Closed-End Fund’s shareholders will be the same as the aggregate tax basis of the CA Closed-End Fund shares exchanged therefor;

(vi) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of the CA Closed-End Fund will include the holding periods of the CA Closed-End Fund shares exchanged therefor, provided that, at the time of the reorganization, the CA Closed-End Fund shares are held by such shareholders as a capital asset;

(vii) under Section 1032 of the Code, no gain or loss will be recognized by the CA Open-End Fund upon the receipt of assets of the CA Closed-End Fund in exchange for Merger Shares and the assumption by the CA Open-End Fund of the liabilities of the CA Closed-End Fund;

(viii) under Section 362(b) of the Code, the tax basis in the hands of the CA Open-End Fund of the assets of the CA Closed-End Fund transferred to the CA Open-End Fund will be the same as the tax basis of such assets in the hands of the CA Closed-End Fund immediately prior to the transfer;

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(ix) under Section 1223(2) of the Code, the holding periods of the assets of the CA Closed-End Fund in the hands of the CA Open-End Fund will include the periods during which such assets were held by the CA Closed-End Fund; and

(x) the CA Open-End Fund will succeed to and take into account the items of the CA Closed-End Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion will be based on certain factual certifications made by officers of the CA Closed-End Fund and the CA Open-End Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the proposed merger would be as described above. The opinion may note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service would agree with the opinion.

Before consummating the Merger, the CA Closed-End Fund will, and the CA Open-End Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the proposed merger (after reduction by any available capital loss carryforwards). These distributions will be taxable to shareholders.

The CA Open-End Fund will file the tax opinion with the SEC shortly after the completion of the proposed merger. This description of the federal income tax consequences of the proposed merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of December 31, 2006, and on a pro forma combined basis, giving effect to the proposed merger as of that date:

				CA Open-End
				Fund
		CA Open-End		(Class A) Pro
	CA Closed-End	Fund	Pro Forma	Forma
	Fund	(Class A shares)	Adjustment	Combined

Net assets	67,252	1,939,763	(275)	2,006,740
(in thousands)

Shares outstanding	4,518	236,451	3,650	244,619
(in thousands)

Net asset value per share	$14.89	$8.20	--	$8.20

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* Pro forma combined net assets reflect estimated proxy, legal and accounting merger-related costs of $275,472 to be borne by the CA Closed-End Fund.

** Reflects the issuance of an estimated 8,167,896 Class A shares of the CA Open-End Fund in the Merger as of December 31, 2006, less anticipated expenses, divided by the net asset value per Class A share of the CA Open-End Fund on that date.

Differences between the rights of the CA Closed-End Fund shareholders and the CA Open-End Fund shareholders. The differences between the rights of shareholders of the CA Closed-End Fund and those of the CA Open-End Fund relate primarily to the respective characteristics of the funds as closed-end and open-end investment companies.

The CA Closed-End Fund is registered as a “closed-end” investment company under the 1940 Act. Closed-end investment companies generally neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies normally are bought and sold on national securities exchanges. The CA Closed-End Fund’s shares currently are traded on the AMEX and during the last few years have traded at a discount from net asset value, although at other times these shares traded at a premium above net asset value.

The CA Open-End Fund is registered as an “open-end” investment company under the 1940 Act. Open-end investment companies are commonly referred to as “mutual funds” and generally issue redeemable securities on an ongoing basis. The CA Open-End Fund is engaged in a continuous offering of its shares of beneficial interest. Class A shares are sold at the Fund’s current net asset value per share subject to a sales charge of up to 3.75% of the offering price and may be subject to deferred sales charges upon redemption depending on the size of a purchase and the timing of the redemption. Shareholders of the CA Open-End Fund may at any time surrender their shares to the CA Open-End Fund and receive in return the net asset value of these shares (less any deferred sales charge and the redemption fee, if applicable).

In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between the funds which shareholders of the CA Closed-End Fund considering the proposed merger should take into account:

(i) EFFECT OF REDEMPTION RIGHT ON VALUE OF SHARES. As stated above, the CA Closed-End Fund shareholders who receive the Merger Shares as a result of the Merger may redeem shares at net asset value (subject to the redemption fee, if applicable), effectively eliminating any discount at which the CA Closed-End Fund shares then trade. The CA Closed-End Fund shareholders should note, however, that ownership of the Merger Shares also precludes the possibility, which is inherent in ownership of shares of a closed-end investment company, of ever receiving a premium over net asset value.

(ii) SHAREHOLDER SERVICES. Shareholders of the CA Open-End Fund may participate in an exchange privilege allowing them to exchange their shares for shares of certain other Putnam funds. They may also arrange for the CA Open-End Fund to set up various tax qualified retirement plans and make systematic investments in its shares by automatic deduction

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from bank checking or savings accounts. None of these services currently is available to shareholders of the CA Closed-End Fund.

(iii) DIVIDEND REINVESTMENT PLAN OF THE CA CLOSED-END FUND. For the period prior to the proposed merger, shareholders of the CA Closed-End Fund participating in its Dividend Reinvestment Plan (the “Plan”) will continue to have their dividends reinvested in shares of the CA Closed-End Fund in accordance with the Plan unless they elect otherwise. The Plan is expected to be suspended, however, with respect to any dividend payable before the Closing, beginning with the dividend payable in March 2007. Any such dividend will be paid to Plan participants in cash. Following the merger, former shareholders of the CA Closed-End Fund who participated in the Plan will have dividends on the Merger Shares reinvested in shares of the CA Open-End Fund at net asset value. Since the CA Open-End Fund is an open-end investment company, it will no longer be possible for former shareholders of the CA Closed-End Fund to have their dividends reinvested at less than net asset value.

(iv) SHAREHOLDER MEETINGS. AMEX listing regulations and the fund's Agreement and Declaration of Trust require that the CA Closed-End Fund hold annual shareholder meetings. The CA Open-End Fund is not required to, and does not as a matter of course, hold such annual meetings, although shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as are provided for in the Agreement and Declaration of Trust. In addition, the CA Open-End Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004. The proposed merger would eliminate the need for the CA Closed-End Fund’s annual meetings and consequently would save the costs of preparing proxy materials and soliciting shareholders’ votes on the proposals contained therein.

IV. Information about the Funds

Both the CA Closed-End Fund and the CA Open-End Fund are Massachusetts business trusts. The CA Closed-End Fund is a non-diversified, closed-end management investment company that was organized on October 5, 1992, and the CA Open-End Fund is a diversified, open-end management investment company that was organized on December 17, 1982.

Financial Highlights. The financial highlights tables are intended to help you understand the funds’ recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant fund, assuming reinvestment of all dividends and distributions. This information has been derived from the funds’ financial statements. The financial statements for the past five fiscal years of the CA Closed-End Fund have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements for the past five fiscal years are included in the fund’s annual report to shareholders, which is available upon request. For the CA Open-End Fund’s last five fiscal years, its financial statements have been audited by KPMG LLP. Its report and the fund’s financial statements for the past five fiscal years are included in the fund’s annual report to shareholders, which is available upon request.

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Putnam California Tax Exempt Income Fund

Financial Highlights
(For a Class A share outstanding throughout the period)

			Year ended

Per-share operating performance	9/30/06	9/30/05	9/30/04	9/30/03	9/30/02

Net asset value, beginning of period	$8.43	$8.57	$8.62	$8.84	$8.71

Investment operations:

Net investment income	.34	.36	.38	.39	.41
Net realized and unrealized gain (loss) on
investments	(.01)	(.02)	.01	(.17)	.15

Total from investment operations	.33	.34	.39	.22	.56

Less distributions:

From net investment income	(.34)	(.38)	(.40)	(.39)	(.41)
From net realized gain on investments	(.19)	(.10)	(.04)	(.05)	(.02)
	(.53)	(.48)	(.44)	(.44)	(.43)
Total distributions

Redemption fees	—(c)	—(c)	—	—	—
	$8.23	$8.43	$8.57	$8.62	$8.84
Net asset value, end of period

	4.09	4.08	4.60	2.64	6.69
Total return at net asset value (%)(a)

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Ratios and Supplemental Data

			Year ended

	9/30/06	9/30/05	9/30/04	9/30/03	9/30/02

Net assets, end of period (in thousands)	$1,959,603	$2,057,513	$2,144,817	$2,540,224	$2,739,618
Ratio of expenses to average net assets	.75	.75	.79	.76	.75
(%)(b)
Ratio of net investment income to average
net assets (%)	4.17	4.20	4.49	4.52	4.82
Portfolio turnover (%)	11.70	21.15	13.01	22.39	6.50

* Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Amount represents less than $0.01 per share.

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Putnam California Investment Grade Municipal Trust

Financial Highlights
(For a common share outstanding throughout the period)

Per Share Operating Performance

						Year ended
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01	4/30/00	4/30/99	4/30/98	4/30/97

Net asset value, beginning of	$14.78	$15.26	$14.48	$14.92	$14.74	$14.69	$14.14	$15.49	$15.37	$14.80	$14.55
period

Investment operations:
Net investment income (a)	.32	.71	.74	.80	.84	.95	.96	.96	.98	1.01	1.06

Net realized and unrealized	.49	(.33)	.83	(.47)	.28	.02	.58	(1.30)	.18	.61	.24
gain (loss) on investments

Total from investment	.81	.38	1.57	.33	1.12	.97	1.54	(.34)	1.16	1.62	1.30
operations

Distributions to preferred
shareholders:
From net investment income	(.06)	(.08)	(.05)	(.03)	(.04)	(.06)	(.13)	(.13)	(.11)	(.12)	(.12)

From net realized gain on
investments	—	(.01)	—	—	(.01)	—(e)	—	—(e)	(.01)	(.01)	—(e)

Total from investment	.75	.29	1.52	.30	1.07	.91	1.41	(.47)	1.04	1.49	1.18
operations (applicable to
common shares)

Distributions to common
shareholders:

From net investment income	(.31)	(.65)	(.74)	(.74)	(.82)	(.83)	(.86)	(.87)	(.87)	(.85)	(.91)

From net realized gain on
investments	—	(.15)	—	—	(.07)	(.03)	—	(.01)	(.05)	(.07)	(.02)

Total distributions	(.31)	(.80)	(.74)	(.74)	(.89)	(.86)	(.86)	(.88)	(.92)	(.92)	(.93)

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Increase from shares	—	.03	—	—	—	—	—	—	—	—	—
repurchased

Net asset value, end of period	$15.22	$14.78	$15.26	$14.48	$14.92	$14.74	$14.69	$14.14	$15.49	$15.37	$14.80
(common shares)

Market price, end of period	$13.65	$13.14	$13.45	$12.82	$13.44	$13.82	$13.90	$13.44	$15.56	$15.25	$15.00
(common shares)

Total return at market price	6.31*	3.59	10.85	0.81	3.73	5.51	9.75	(8.02)	8.11	7.71	11.02
(%)(b)

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Ratios and Supplemental Data

	Six
	months					Year ended
	ended**
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01	4/30/00	4/30/99	4/30/98	4/30/97

Net assets, end of period (common	$68,768	$66,798	$70,287	$66,714	$68,715	$67,887	$67,667	$65,161	$71,380	$70,804	$68,162
shares) (in thousands)

Ratio of expenses to average net	.62*	1.25	1.21	1.16	1.20	1.20	1.22	1.21	1.22	1.19	1.23
assets (%)(c, d)

Ratio of net investment income to	1.75*	4.13	4.60	5.11	5.41	5.97	5.67	5.72	5.52	5.80	6.28
average net assets (%) (c)

Portfolio turnover (%)	20.81*	11.57	49.71	20.89	22.00	11.82	13.65	17.48	13.87	25.26	35.98

* Not annualized

** Unaudited

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements.

(e) Distributions amounted to less than $0.01 per share.

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Investment Restrictions. Each fund has adopted certain investment restrictions that may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy (so-called "fundamental policies"). The CA Open-End Fund may not:

1) Borrow money in excess of 33 % of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers, if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

8) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

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The CA Closed-End Fund shares the same fundamental investment restrictions with respect to restrictions 2), 3), 4), 5) and 7) above. However, the CA Closed-End Fund substitutes the following for the CA Open-End Fund’s restrictions 1), 6) and 8) above, so that the CA Closed-End Fund may not:

● Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

● With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

● With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

The CA Closed-End Fund may not issue senior securities, as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under the CA Closed-End Fund’s policy numbered 1) above or with respect to transactions involving financial futures, options, and other financial instruments.

The CA Open-End Fund may invest without limit in unrated fixed-income securities, while the CA Closed-End Fund may only invest in such securities up to a limit of 20% of its assets (as further described above under "Credit risk").

Under ordinary circumstances, the CA Closed-End Fund is required, as a matter of fundamental policy (as defined above), to invest at least 80% of its total assets in obligations of the State of California or its political subdivisions, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, is exempt from federal income tax or California personal income tax. The tax-exempt securities included in this 80% asset “bucket” may include securities the interest income from which may be subject to the federal AMT. The CA Open-End Fund has a similar, though more restrictive, fundamental policy whereby under normal circumstances at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Interest income from private activity bonds that is subject to the federal AMT or California AMT is not included in the 90% income distributions bucket. Thus, no more than 10% of the CA Open-End Fund's income distributions can be derived from such securities. In contrast, up to 40% of the CA Closed-End Fund may be invested in securities that pay interest subject to the federal AMT, per the fund's current non-fundamental policy, which may be changed without shareholder approval.

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The following non-fundamental policy of the CA Open-End Fund, which may be changed by the Trustees without shareholder approval, does not have a corresponding counterpart in the CA Closed-End Fund:

The CA Open-End Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to the first non-fundamental restriction of the CA Open-End Fund stated above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The similarity in the funds’ investment objectives, policies and restrictions allows them to be managed similarly by the same team of investment professionals. In recent years, there has been no practical effect on the funds due to differences in their investment restrictions.

Management. Each fund’s Trustees oversee the general conduct of each fund’s business. The funds have the same Trustees. The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of the CA Closed-End Fund’s management and administrative services contracts is discussed in that fund’s semiannual report to shareholders dated October 31, 2006. The basis for the Trustees’ approval of the CA Open-End Fund’s management is discussed in that fund’s semiannual report dated September 30, 2006.

Putnam Management is paid for management and investment advisory services to the CA Closed-End Fund quarterly based on the average net assets of the fund, including assets attributable to leverage through the Preferred Shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common shares and the Preferred Shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common shares and the Preferred Shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

The CA Open-End Fund pays Putnam Management a quarterly management fee based on the average net assets of the fund. For the last fiscal year (ended September 30, 2006), the CA Open-End Fund paid this fee at the annual rate of 0.48% of average net assets (after applicable waivers).

Putnam Management is a subsidiary of Putnam Investments Trust, a Massachusetts business trust owned by Putnam, LLC, which is also the parent company of Putnam Retail Management Limited Partnership, Putnam Advisory Company, LLC and Putnam Fiduciary Trust Company.

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Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is currently owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of Tax-Exempt Fixed-Income Team manage the investments of both the CA Open-End Fund and the CA Closed-End Fund. The names of all team members can be found at www.putnam.com.

The team members identified below as each fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to both the CA Open-End Fund and the CA Closed-End Fund and are primarily responsible for the day-to-day management of each fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the funds.

Portfolio Leader	Joined Funds	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam Management	Team Leader, Tax Exempt Fixed
		1989 – Present	Income Team

			Previously, Director, Tax Exempt
			Research

Portfolio Members	Joined Funds	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam Management	Tax Exempt Specialist
		1989 – Present	Previously, Portfolio Manager;
			Senior Trader

Brad Libby	2006	Putnam Management	Tax Exempt Specialist
		2001 – Present	Previously, Analyst

Susan McCormack	2002	Putnam Management	Tax Exempt Specialist
		1994 – Present	Previously, Portfolio Manager

The CA Open-End Fund Prospectus provides additional information about these individuals’ compensation and ownership of the CA Open-End Fund shares. For more information on the other accounts that these individuals manage, see the CA Open-End Fund's SAI.

The funds pay all expenses not assumed by Putnam Management, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services; this total reimbursement is determined annually by the Trustees.

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Effective January 1, 2007, the fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and 225 Franklin Street, Boston, MA 02110, as its custodian (State Street also provides certain administrative pricing and bookkeeping services). PFTC, the fund’s previous custodian, is managing the transfer of the fund’s assets to State Street. This transfer is expected to be completed during the first half of 2007. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, a division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for the funds.

Description of Fund Shares. The Trustees of each fund have authority to issue shares of beneficial interest without par value in such amounts, classes and series as may be provided for in the Bylaws. The CA Closed-End Fund has outstanding both common shares and Preferred Shares. As described above, the Preferred Shares will be redeemed prior to the proposed merger and will therefore not be entitled to vote on the transaction.

The outstanding shares of each fund, and the Merger Shares, will be validly issued, fully paid and non-assessable by the fund. The outstanding shares of each fund have, and the Merger Shares will have, no preemptive, conversion, exchange or redemption rights, other than any appraisal rights that may be required by law. Each share of a fund has one vote, with fractional shares voting proportionately, and is freely transferable.

Common shares of the CA Closed-End Fund are traded on the AMEX, with an average weekly trading volume for the year ended December 31, 2006 of 33,969.23 shares.

Set forth below is information about the CA Closed-End Fund’s securities as of December 31, 2006:

CA Closed-End Fund

	Amount	Amount	Amount
Title of Class	Authorized	Held by Fund	Outstanding

Common Shares	unlimited	0	4,517,546

Remarketed Preferred	320	0	320
Shares, Series A

Set forth below is information about the CA Closed-End Fund's senior securities Preferred Shares as of the end of the past ten fiscal years, each ended on April 30.

Year	Total Number of Preferred Shares	Asset Coverage	Involuntary	Average Market
	Outstanding	Ratio Per	Liquidation	Value Per Preferred Share*
	Exclusive of	Preferred Share	Preference Per
	Treasury		Preferred Share
	Securities

2006	320	517%	$50,050	$50,000

2005	320	539%	$50,031	$50,000

2004	320	517%	$50,012	$50,000

2003	320	529%	$50,009	$50,000

2002	320	524%	$50,009	$50,000

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2001	320	523%	$50,016	$50,000

2000	320	507%	$50,016	$50,000

1999	320	546%	$50,005	$50,000

1998	320	542%	$50,045	$50,000

1997	320	525%	$50,132	$50,000

*Represents the average over the calendar year of the market value determined on each remarketing date for the Preferred Shares, typically every 28 days.

Trading discounts and repurchase of shares. Because the CA Closed-End Fund is a closed-end investment company, its shareholders do not have the right to redeem their shares. Shares of the CA Closed-End Fund trade in the open market at a price which is a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

The Trustees carefully monitor the trading prices of the CA Closed-End Fund’s shares, recognizing that trading prices and discounts fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented consistent with the CA Closed-End Fund’s closed-end structure might include:

● Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

● Repurchases by the fund of its shares at prevailing market prices; and

● Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, but industry experience suggests that they generally have little, if any, long term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, such repurchases would also enhance the net asset value of the fund’s shares and the total return for the remaining shareholders. The Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005 and through subsequent actions, the Trustees authorized all of the Putnam closed-end funds, including the CA Closed-End Fund, to repurchase up to 10% of their outstanding shares at market prices through October 2007. Under that repurchase program, the CA Closed-End Fund repurchased shares representing less than 2% of the fund’s net assets during the period from October 2005 through February 2007. In February 2007, the repurchase program was suspended with respect to the fund. On February 9, 2007, the Trustees approved, for all Putnam

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closed-end funds other than those (such as the CA Closed-End Fund) subject to an open-ending merger proposal, a comprehensive program to conduct tender offers for up to 10% of the outstanding common shares.

See “—Trading Information,” on page [ ].

Determination of net asset value. The NAV per share of each class of each fund equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. They value all other investments and assets at their fair value. The fair value determined for an investment may differ from recent market prices for the investment.

Each fund’s tax-exempt investments are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the applicable fund’s Trustees. Such services determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, quotations from bond dealers, market transactions in comparable securities and various relationships, generally recognized by institutional traders, between securities in determining value.

Dividend reinvestment plan. The CA Closed-End Fund offers a dividend reinvestment plan (as defined above). If a shareholder has elected to participate in the Plan, all income dividends and capital gains distributions are automatically reinvested in additional shares of the fund. Reinvestment transactions are executed by Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA (617-937-6300) (the “Plan Agent”). If a shareholder is not participating in the Plan, every month the shareholder will receive all dividends and/or capital gains distributions in cash, paid by check and mailed directly to the shareholder. If a shareholder would like to participate in the Plan, the shareholder may instruct Putnam Investor Services (which provides certain administrative and bookkeeping services to the Plan) to enroll the shareholder. The Plan Agent will automatically reinvest subsequent distributions, and Putnam Investor Services will send the shareholder a confirmation in the mail telling the shareholder how many additional shares were credited to the shareholder’s account. The CA Closed-End Fund’s shareholders are automatically enrolled in the Plan unless they elect not to participate. Shareholders may contact Putnam Investor Services either in writing, at P.O. Box 41203, Providence, RI 02940-1203, or by telephone at 1-800-225-1581 during normal East Coast business hours.

The Plan Agent will buy fund shares for participating accounts in the open market. The acquisition cost of these shares may be higher or lower than the net asset value of the fund’s shares at the time of the reinvestment.

Participants may withdraw from the Plan at any time by notifying Putnam Investor Services, either in writing or by telephone. If a participant withdraws from the Plan (or if the Plan is terminated), the participant will receive whole shares credited to the participant’s account, as well as a cash payment for any fraction of a share credited to the participant’s account. There is no penalty for withdrawing from or not participating in the Plan.

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Putnam Investor Services maintains all participants’ accounts in the Plan on behalf of the Plan Agent and furnishes written confirmation of all transactions, including information needed by participants for tax records. Each participant’s shares will be held by Putnam Investor Services in the participant’s name, and each participant’s proxy will include those shares purchased through the Plan.

Each participant pays a proportionate share of brokerage commissions incurred when the Plan Agent purchases additional shares on the open market, in accordance with the Plan. In each case, the cost of shares purchased for each participant’s account will be the average cost (including brokerage commissions) of any shares so purchased, plus the cost of any shares issued by the fund. If a participant instructs the Plan Agent to sell the participant’s shares, the participant will incur brokerage commissions for the sale.

Reinvesting dividends and capital gains distributions in shares of the CA Closed-End Fund does not relieve a participant of tax obligations, which are the same as if the participant had received cash distributions. Putnam Investor Services supplies tax information to the participant and to the IRS annually and complies with all IRS withholding requirements. The fund reserves the right to amend the Plan to include service charges, to make other changes or to terminate the Plan upon 30 days’ written notice.

If a shareholder’s shares are held in the name of a broker or nominee offering a dividend reinvestment service, the shareholder should consult the shareholder’s broker or nominee to ensure that an appropriate election is made on the shareholder’s behalf. If the broker or nominee holding the shareholder’s shares does not provide a reinvestment service, the shareholder may need to register the shareholder’s shares in the shareholder’s own name in order to participate in the Plan.

In situations where a bank, broker or nominee holds shares for others, the Plan will be administered according to instructions and information provided by the bank, broker or nominee.

Dividends and distributions. Each fund has a policy to make monthly distributions to shareholders from net investment income. Each fund distributes any net realized capital gains annually.

To permit each fund to maintain a more stable monthly distribution, each fund may from time to time pay out less than the entire amount of available net investment income to shareholders earned in any particular period. Any such amount retained by a fund would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income actually earned by that fund during such period. Both funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

Common shareholders of the CA Closed-End Fund may have their dividend or distribution checks sent to parties other than themselves. A “Dividend Order” form is available from Putnam Investor Services, mailing address: P.O. Box 41203, Providence, Rhode Island 02940-1203.

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After Putnam Investor Services receives this completed form with all registered owners’ signatures guaranteed, the shareholder’s distribution checks will be sent to the bank or other person that the shareholder has designated.

For more information on dividend options for the CA Open-End Fund, please refer to “Fund Distributions and Taxes” in the CA Open-End Fund Prospectus. For information concerning the tax treatment of dividends and distributions to shareholders, see the discussion under “Taxation” below.

The CA Closed-End Fund’s Agreement and Declaration of Trust and Bylaws. The CA Closed-End Fund’s amended Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding shares of the CA Closed-End Fund is required to authorize any of the following actions:

(1) merger or consolidation of the fund,

(2) sale, lease or exchange of all or substantially all of the assets of the fund,

(3) conversion of the fund to an open-end investment company, or

(4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (4) above.

With respect to any of the actions listed in (1) through (4) above, if authorized by the affirmative vote of two thirds of the total number of Trustees, the vote of a majority of the fund’s shares entitled to vote serves as sufficient authorization for the action. Additionally, the CA Closed-End Fund may be terminated at any time by the affirmative vote of two-thirds of fund's shares entitled to vote, unless such termination is authorized by the affirmative vote of two thirds of the total number of Trustees, in which case the vote of a majority of the fund’s shares entitled to vote serves as sufficient authorization for the termination. The CA Closed-End Fund may also be terminated at any time by the Trustees upon written notice to the fund's shareholders.

The Trustees have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the CA Closed-End Fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of the CA Closed-End Fund, on file with the SEC, for the full text of these provisions.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction and could have the net effect of inhibiting the fund’s conversion to open-end status.

Taxation. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Properly designated distribution of gains from investments that a fund owned for more than one year are taxable as

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long-term capital gains. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special rules apply to investments through such plans.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Trading Information. The following chart shows unaudited quarterly per share trading information for the past eleven fiscal quarters of the CA Closed-End Fund, as listed on the AMEX:

CA Closed-End Fund

					Premium or
Quarter	Market High	Market Low	Closing Market		(Discount) to
Ended	Price	Price	Price	Closing NAV	NAV

7/31/2004
	-9.09%	-13.87%	12.88	14.50	-11.17%

10/31/2004
	-10.28%	-12.11%	13.44	15.16	-11.35%

1/31/2005
	-9.58%	-12.45%	13.77	15.32	-10.12%

4/30/2005
	-9.57%	-11.86%	13.45	15.26	-11.86%

7/31/2005
	-9.83%	-11.91%	13.79	15.30	-9.87%

10/31/2005
	-8.76%	-12.02%	13.42	15.00	-10.53%

1/31/2006
	-10.25%	-14.46%	13.33	14.99	-11.07%

4/30/2006
	-9.40%	-11.38%	13.14	14.78	-11.10%

7/31/2006
	-9.37%	-13.66%	13.15	14.86	-11.51%

10/31/2006
	-8.24%	-12.18%	13.65	15.22	-10.32%

1/31/2007
	-5.01%	-10.10%	13.95	14.78	-5.62%

On 2/12/2007, the latest practicable date for which such information is available, the market price, net asset value per share and discount to net asset value for the CA Closed-End Fund were $14.44, $14.85 and -2.76% .

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V. Further Information about Voting and the Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of the CA Closed-End Fund into the CA Open-End Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on April 26, 2007, at 11:00 a.m. Eastern time at One Post Office Square, 12th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment.

Only shareholders of record on February 15, 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from the CA Closed-End Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the proposed merger and the Agreement. The transactions contemplated by each of the Plan of Conversion and the Plan of Merger will be consummated only if each is approved by the affirmative vote of the majority of the outstanding shares of the CA Closed-End Fund. Proxies from the CA Open-End Fund’s shareholders and holders of the Preferred Shares are not being solicited because their approval or consent is not necessary for consummation of the proposed merger.

Quorum and Methods of Tabulation. Shareholders of record of the CA Closed-End Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the CA Closed-End Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the CA Closed-End Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will have the effect of a negative vote on the proposal.

Dissenters' Rights of Appraisal. Shareholders of the CA Closed-End Fund may be entitled to appraisal rights under Mass. Gen Laws ch. 156D in connection with the Conversion or Statutory Merger. If you believe you are entitled to appraisal rights under Massachusetts law, in order to exercise these rights you must:

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● before the vote to approve the Plan of Conversion or Plan of Merger is taken, as applicable, deliver to the CA Closed-End Fund at One Post Office Square, Boston, MA 02109 written notice of your intent to demand payment for your shares if the Conversion or Statutory Merger, as applicable, is completed, in an amount to be determined pursuant to the statutory appraisal procedure. The CA Closed-End Fund recommends that you send your notice by registered or certified mail, return receipt requested;

● NOT vote your shares in favor of the proposal to approve the Plan of Conversion or Plan of Merger, as applicable. If a shareholder returns a signed proxy but does not specify a vote against the proposal for the shareholder approval of the Plan of Conversion or the Plan of Merger, as applicable, or a direction to abstain, the proxy will be voted FOR the applicable proposal, which will have the effect of waiving your appraisal rights with respect to such proposal; and

● comply with the other procedures specified in Part 13 of the MBCA, a copy of which is attached hereto as Appendix C.

Generally, a shareholder may assert appraisal rights only if the shareholder seeks them with respect to all of the holder's shares of beneficial interest or stock, as applicable. Shareholders of record for more than one beneficial shareholder may assert appraisal rights with respect to fewer than all the shares registered in such shareholder's name as holder of record, provided that such shareholder notifies the CA Closed-End Fund in writing of the name and address of each beneficial shareholder on whose behalf such shareholder is asserting appraisal rights. For a beneficial owner to assert appraisal rights, such beneficial shareholder must submit to the CA Closed-End Fund such record shareholder’s written consent to the assertion of such rights not fewer than 40 nor more than 60 days after the CA Closed-End Fund sends out written notice to the shareholder of appraisal rights. A person having a beneficial interest in shares of the CA Closed-End Fund held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. Shareholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Any shareholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise appraisal rights. Failure to strictly comply with all of the procedures set forth in Part 13 of the MBCA may result in the loss of a shareholder’s statutory appraisal rights. Shareholders should note that the exercise of any appraisal rights in connection with the Conversion or Merger is subject to the "forward" pricing requirements under Rule 22c-1 under the 1940 Act, which supersedes any contrary provisions of state law, including Part 13 of the MBCA.

You should consult your tax advisors with regard to the particular federal, state, local, foreign and other tax consequences to you of exercising your appraisal rights under Massachusetts law. Shareholders should be aware that they may sell their shares of the CA Closed-End Fund at any time before the consummation of the proposed merger at the then-prevailing market price (less applicable brokerage commissions) and that they will be able to sell the shares of the CA Open-End Fund they receive in the proposed merger at the net asset value next calculated (less any applicable redemption fee).

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Share Ownership. As of December 31, 2006, the officers and Trustees of the CA Closed-End Fund as a group owned less than 1% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of shares of the fund, except as follows:

CA Closed-End Fund

Cede & Co.*	95.00%

* Believed to hold shares only as a nominee.

As of December 31, 2006, the officers and Trustees of the CA Open-End Fund as a group owned beneficially less than 1% of the outstanding shares of the CA Open-End Fund, and except as noted below, no person owned of record or beneficially 5% or more of the Class A shares of the CA Open-End Fund.

CA Open-End Fund (Class A shares)

Citigroup Global Markets Inc.	9.10%
333 West 34th Street, 3rd floor
New York, NY 10001

Merrill, Lynch, Pierce, Fenner & Smith	7.30%
4800 Dear Lake Dr. East
Jacksonville, FL 32246-6484

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of the funds and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. The CA Closed-End Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The CA Closed-End Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The CA Closed-End Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

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Shareholders of the CA Closed-End Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and automated telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

The CA Closed-End Fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The CA Closed-End Fund has retained at its own expense Computershare Fund Services, 17 State Street, New York, NY 10004, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $3,000.00 plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the CA Closed-End Fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either: (i) by a written revocation received by the Clerk of the CA Closed-End Fund; (ii) by properly executing a later-dated proxy; (iii) by recording later-dated voting instructions by telephone or via the Internet; (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder; or (v) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting of Shareholders are not received by the time scheduled for the Meeting, or if the quorum required for the proposal has not been met, or if the persons named as proxies otherwise deem it advisable to defer action on the proposal (including for purposes of redeeming the Preferred Shares prior to the time a vote is required), the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Your fund pays the costs of any additional solicitation and of any adjourned session.

47

APPENDIX A

FORM OF

PLAN OF ENTITY CONVERSION OF
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST TO PUTNAM CALIFORNIA
INVESTMENT GRADE MUNICIPAL CORPORATION

Putnam California Investment Grade Municipal Trust, a Massachusetts business trust (the "Company" or "Converting Entity"), hereby adopts the following Plan of Entity Conversion, dated as of [ ], 2007 (the "Plan") pursuant to which the Company shall be converted (the "Conversion") into a Massachusetts business corporation (the "Surviving Corporation").

ARTICLE I.

Surviving Corporation

Section 1.01. Effective upon filing Articles of Conversion pursuant to this Plan, the Company, a Massachusetts business trust, shall convert into the Surviving Corporation, a Massachusetts business corporation, in accordance with the provisions of Mass. Gen. Laws ch. 156D. The name of the Surviving Corporation shall be Putnam California Investment Grade Municipal Corporation.

ARTICLE II.

Conditions Precedent to the Conversion

Section 2.01. Redemption of Preferred Shares. As a condition precedent to calling a shareholder vote on this Plan, the Company shall redeem all of its outstanding shares of beneficial interest designated Remarketed Preferred Shares, Series A (the "Preferred Shares").

Section 2.02. Shareholder Approval. This Plan shall be deemed approved by shareholders of the Company if a majority of the Company's shares of beneficial interest other than Preferred Shares ("Common Shares") outstanding on February 15, 2007 (the "Record Date") are voted in favor of the Plan at a meeting of Company shareholders called for the purpose of voting on this Plan (such approval of this Plan being referred to herein as "Shareholder Approval").

ARTICLE III.

Effective Date

Section 3.01. Effective Date. The Conversion Effective Time shall be the time and date when the Articles of Conversion submitted to the Secretary of The Commonwealth of Massachusetts pursuant to this Plan are filed.

ARTICLE IV.

Manner of Converting Interests in the Company into Shares of the Surviving Corporation

Section 4.01. Common Shares. The Articles of Organization of the Surviving Corporation shall authorize the Surviving Corporation to issue a single class and series of shares ("Common Stock"). At the Conversion Effective Time, each Common Share outstanding shall convert on a one-to-one basis into, and shall from and after such Conversion Effective Time constitute, a share of Common Stock of the Surviving Corporation. The Common Stock into which the Common Shares are converted shall constitute shares of common stock that are fully paid, validly issued and non-assessable.

ARTICLE V.

Organic Documents of the Surviving Corporation

Section 5.01. Articles of Organization & Bylaws. Except as otherwise provided in Section 5.02 of this Plan, immediately after consummation of the Conversion, the Articles of Organization set forth in Exhibit A hereto and the Bylaws set forth in Exhibit B hereto shall be the Articles of Organization and Bylaws of the Surviving Corporation.

Section 5.02. Amendment of the Plan. From time to time subsequent to Shareholder Approval and prior to the filing of Articles of Entity Conversion pursuant to this Plan, the Plan may be amended by the Board of Trustees of the Company, except that subsequent to Shareholder Approval, the Plan shall not be amended by the Board of Trustees of the Company to change:

(a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, or other securities or interests, cash, or other property to be received holders of the Company Shares;

(b) the organic documents that will be in effect immediately following the Conversion, except for changes permitted by Mass. Gen. Laws ch. 156D; or

(c) any of the other terms or conditions of this Plan if the change would adversely affect any of the interest holders in any material respect.

This Plan was recommended by at least two-thirds of the total number of Trustees of Company then in office and was approved by a majority of the shares of the Company entitled to vote hereon.

Exhibit A
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Entity Conversion of a	FORM MUST BE TYPED
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

(1)	Exact name of other entity:	Putnam California Investment Grade Municipal Trust

(2)	A corporate name that satisfies the requirements of G.L. Chapter 156D, Section 4.01:

Putnam California Investment Grade Municipal Corporation

(3)	The plan of entity conversion was duly approved in accordance with the organic law of the other entity.

(4)	The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section
2.02(a) or permitted to be included in the articles pursuant to G.L. Chapter 156D, Section 2.02(b):

ARTICLE I
The exact name of the corporation upon conversion is:

Putnam California Investment Grade Municipal Corporation

ARTICLE II
Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:*

* Professional corporations governed by G.L. Chapter 156A must specify the professional activities of the corporation.

ARTICLE III

State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE			WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

[4,517,546]

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

Not applicable.

ARTICLE V

The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

Not applicable.

ARTICLE VI

Other lawful provisions, and if there are no such provisions, this article may be left blank.

Section 6.01. Each director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exculpation is not permitted under the Massachusetts Business Corporation Act as in effect at the time such liability is determined.

Section 6.02. The corporation, by vote of a majority interest of the stock outstanding entitled to vote thereon may approve (i) any amendment to these Articles of Organization, (ii) the sale of all or substantially all of the corporation's property or (iii) a merger or consolidation of the corporation with or into any other entity.

Note: The preceding six (6) articles are considered to be permanent and may be changed only by f ling appropriate articles of amendment.

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

ARTICLE VII

The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

ARTICLE VIII

The information contained in this article is not a permanent part of the articles of organization.

a. The street address of the initial registered office of the corporation in the commonwealth:
One Post Office Square, Boston, Massachusetts 02109

b. The name of its initial registered agent at its registered office:
Beth S. Mazor, Vice President

c. The names and addresses of the individuals who will serve as the initial directors, president, treasurer and secretary of the corporation (an address need not be specified if the business address of the officer or director is the same as the principal office location):

President:	See attached Exhibit A

Treasurer:	See attached Exhibit A

Secretary:	See attached Exhibit A

Director(s):	See attached Exhibit A

If a professional corporation, include a list of shareholders with residential addresses and attach certificates of the appropriate regulatory board.

d. The fiscal year end of the corporation:
See attached Exhibit A

e. A brief description of the type of business in which the corporation intends to engage:
Provide investors with a managed investment in financial instruments.

f. The street address of the principal office of the corporation:
One Post Office Square, Boston, Massachusetts 02109

g. The street address where the records of the corporation required to be kept in the commonwealth are located is:
One Post Office Square, Boston, Massachusetts 02109                  , which is
                                                (number, street, city or town, state, zip code)

its principal office;

 an office of its transfer agent;

an office of its secretary/assistant secretary;

 its registered office.

Signed by:____________________________________________________ ,
                                                    (signature of authorized individual)

Chairman of the board of directors,

 President,

 Other officer,

 Court-appointed fiduciary,

on this _________________________ day of _________________________________________,
_____________________

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Entity Conversion of a
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

I hereby certify that upon examination of these articles of conversion, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$______ having been paid, said articles are deemed to have been filed with me this day of _____________, 20______, at a.m./p.m.
time

Effective date: ______________________________________________
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

[John Gerstmayr, Esq. c/o Ropes & Gray LLP]
[One International Place]
[Boston, MA 02210]
Telephone: [617-951-7393]
Email: [john.gerstmayr@ropesgray.com]

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Attachment Sheet

Exhibit A

PRESIDENT: George Putnam, III

TREASURER: Jonathan S. Horwitz

SECRETARY: Judith Cohen

NAMES OF DIRECTORS

Jameson A. Baxter

Myra R. Drucker

Charles B. Curtis

Charles E. Haldeman, Jr.

John A. Hill

Dr. Paul L. Joskow

Elizabeth T. Kennan

John H. Mullin, III

Robert E. Patterson

George Putnam, III

W. Thomas Stephens

Richard B. Worley

Kenneth R. Leibler

Exhibit B

BY-LAWS
of
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL CORPORATION

ARTICLE I

Meetings of Shareholders

Section 1. Place. Meetings of the shareholders shall be held at the principal office of the corporation in Massachusetts or at such other place as may be determined by the board of directors or an officer designated by the board of directors and identified in the notice to shareholders of such meeting.

Section 2. Annual Meetings. The annual meeting of the shareholders shall be held on the last Friday of April or on such other date determined by the board of directors and shall be at such time and place as the board of directors or an officer designated by the board of directors shall determine.

Section 3. Special Meetings. Special meetings of the shareholders may be called only by the president or by the board of directors, and shall be called by the secretary or, in case of the death, absence, incapacity or refusal of the secretary, by any other officer, if the secretary receives written demands for a meeting describing the purposes for which such meeting is to be held signed and dated by holders of at least 90% (or such lesser percentage as may be required by law) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting.

Section 4. Notice. A written notice of the date, place and time of each meeting of shareholders describing the purposes of the meeting shall be given by the secretary or an assistant secretary (or by any other officer who is authorized to provide notice of such meeting) no fewer than 7 nor more than 60 days before the meeting date to each shareholder entitled to vote thereat and to each other shareholder to whom the corporation is required to provide such notice by deposit in the United States mail, postage prepaid, and addressed to such shareholder at the shareholder’s address as it appears in the records of the corporation, or by electronic transmission directed to such shareholder in such manner as the shareholder shall have specified to the corporation, including by facsimile transmission, electronic mail or posting on an electronic network. Notwithstanding the foregoing, in the case of any special meeting called upon the written demands of shareholders, such meeting shall be scheduled not less than 60 days nor more than 90 days after the date on which the secretary has received sufficient demands to require that such meeting be called and written notice thereof shall be given in accordance with the preceding sentence within 30 days after receipt of such demands. Whenever notice of a meeting is required to be given to a shareholder under applicable law, the articles of organization or these by-laws, a written waiver thereof, executed before or after the meeting by such shareholder and filed with the records of the meeting, shall be deemed equivalent to such notice. In addition, any shareholder who attends the meeting (a) without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the shareholder’s arrival or who thereafter votes for or assents to action taken at the meeting waives objection to lack of notice or defective notice of the meeting or (b) without objecting to the consideration of a particular matter when it is presented waives objection that the matter is not within the purposes described in the notice for such meeting.

Section 5. Shareholder Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any annual or special meeting. Nominations of persons for election as directors may be made by or at the direction of the board of directors (including through a committee delegated such function), or by any shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the chairman of the board, if any, the president or the secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation the earlier of: (a) not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that this subsection (a) shall not apply if (i) there was no annual meeting in the prior year or (ii) the date of the current year’s annual meeting is more than 30 days from the anniversary date of the prior year’s annual meeting; or (b) 60 days prior to the annual meeting; provided, however, that (except as to an annual meeting held on the date specified in these by-laws, such date not having been changed since the last annual meeting), if less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was deposited in the United States mail or sent by electronic transmission or such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto; and (b) as to the shareholder giving the notice: (i) the name and record address of such shareholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a director at any annual or special meeting of shareholders unless nominated in accordance with the procedures set forth herein.

The chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

Section 6. Advance Notice of Shareholder-Proposed Business at Annual Meetings. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be brought properly before an annual meeting, business must be specified in the notice with respect to such meeting contemplated by Section 4 of this Article I (or any supplement thereto) or (b) otherwise properly brought before the meeting by or at the direction of the board of directors. In addition to any other applicable requirements, for business to be brought properly before an annual meeting by a shareholder, the shareholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto, and, pursuant to such rule, have had such business included in the notice with respect to such meeting.

Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this section, provided, however, that nothing in this section shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The chairman of an annual meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this section, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 7. Quorum. Except as otherwise provided by law or by the articles of organization or by these by-laws, at any meeting of shareholders, a majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum with respect to that voting group for action on that matter. Though less than a quorum is present, any meeting may be adjourned from time to time without further notice to a subsequent date or until a quorum is secured.

Section 8. Action by Vote. With respect to each voting group, when a quorum is present at any meeting with respect to a matter, a plurality of the votes properly cast for election of a director shall effect such election and, upon any matter other than an election of a director, votes properly cast in the voting group favoring the matter exceeding the votes properly cast in the voting group opposing the matter shall constitute favorable action on the matter, except when a larger number of affirmative votes is required by law, the articles of organization or these bylaws or when the board of directors requires a larger aggregate number of affirmative votes upon such matter (to the extent permitted by law).

Section 9. Voting. Shareholders entitled to vote shall have one vote for each share of stock entitled to vote held by them of record according to the records of the corporation, unless otherwise provided by the articles of organization. Absent special circumstances, the corporation, except in a fiduciary capacity, shall not, directly or indirectly, vote any shares of its own stock. Shareholders may vote in person or by proxy.

Section 10. Action by Consent. Except as otherwise required by law, any action required or permitted to be taken by the shareholders may be taken without a meeting if evidenced by consents signed by all shareholders entitled to vote on the matter.

Section 11. Adjournment. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled annual or special meeting of shareholders. Any annual or special meeting of shareholders may be adjourned by the chairman of the Board or by the Board of Directors.

ARTICLE II

Officers and Directors

Section 1. Enumeration. The corporation shall have a board of directors consisting of not less than three directors, except that whenever there shall be fewer than three shareholders, the number of directors may be less than three but in no event less than the number of shareholders. The number of directors shall be fixed by the board of directors and may be enlarged at any time by vote of a majority of the directors then in office. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers as the board of directors may from time to time appoint.

Section 2. Qualifications. Directors and officers need not be shareholders. No officer need be a director. Two or more offices may be held by the same person.

Section 3. Election. The directors shall be elected in the manner provided in the articles of organization, by such shareholders as have the right to vote thereon. The board of directors at their annual meeting shall appoint a president, a treasurer and a secretary, and may at any time appoint such other officers as the board shall determine.

Section 4. Removal. Directors may be removed from office only as provided in the articles of organization. Officers may be removed from their respective offices with or without cause by the board of directors.

Section 5. Resignation. Resignations by directors shall be given in writing to the board of directors, the chairman of the board or the corporation. Resignations by officers shall be given in writing to the corporation. Each such resignation shall be effective upon receipt unless specified to be effective at some other time acceptable to the board of directors.

Section 6. Vacancies. Continuing directors may act despite a vacancy or vacancies in the board of directors and shall for this purpose be deemed to constitute the full board of directors. Any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board of directors, shall be filled by the directors then in office, though less than a quorum.

ARTICLE III

Meeting of the Directors

Section 1. Regular Meetings. Regular meetings of the board of directors may be held without notice at such times and places as the board of directors may fix. An annual meeting of the board of directors may be held in each year immediately after and at the place of the meeting at which directors are elected by shareholders.

Section 2. Special Meetings. Special meetings of the board of directors may be held at any time and at any place designated in the notice of the meeting, when called by the chairman of the board, if any, the president, the secretary or by two or more directors.

Section 3. Notice. No notice need be given for a regular or annual meeting of the board of directors. Two days’ notice shall be given for a special meeting unless waived. A notice or waiver of notice need not specify the purpose of the meeting. Notice of a meeting need not be given to any director if a waiver of notice, signed by the director before or after the meeting, or delivered by means of electronic transmission, is filed with the minutes, or to any director who attends the meeting without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the director’s arrival or who thereafter votes for or assents to action taken at the meeting.

Section 4. Quorum. A majority of the directors then in office shall constitute a quorum, but a smaller number may make a determination pursuant to Section 8.55 or Section 8.56 of chapter 156D of the Massachusetts General Corporation Act that indemnification is permissible in a specific proceeding. In addition, though less than a quorum is present, the chairman of the board, if any, or a majority of the votes cast on the question may adjourn a meeting finally or from time to time without further notice until a quorum is secured. If a quorum is present, a majority of the directors present may take any action on behalf of the board of directors unless a different number is required by law, the articles of organization or these by-laws.

Section 5. Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all the directors consent to the action in writing or by means of electronic transmission and the consents are filed with the records of the meetings of board of directors. Such consents shall be treated for all purposes as votes at a meeting.

Section 6. Committees. The board of directors may create committees of the board of directors and may delegate to such committees some or all of the powers of the board of directors to the extent permitted by law. Except as the board of directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or in such rules, its business shall be conducted as nearly as practical in the same manner as is provided by these by-laws for the board of directors. The board of directors shall have the power at any time to fill vacancies in any such committee, to change its membership or to discharge the committee.

ARTICLE IV

Powers and Duties of Directors and Officers

Section 1. Directors. The business and affairs of the corporation shall be managed under the direction of the board of directors, which may exercise all powers of the corporation as are not by law, by the articles of organization or by these by-laws required to be otherwise exercised. The board of directors may from time to time, to the extent permitted by law, delegate any of its powers to committees, officers, attorneys or agents of the corporation, subject to such limitations as the board of directors may impose.

Section 2. Chairman and President. The board of directors may appoint a chairman of the board who, unless otherwise determined by the board of directors, shall, when present, preside at meetings of the board of directors and shall have such other powers and duties as customarily belong to the office of chairman of the board or as may be designated from time to time by the board of directors. The president shall be the chief executive officer of the corporation, unless the board of directors designates another officer, in which event the president shall, unless the board of directors otherwise determines, be the chief operating officer. The chief executive officer shall, subject to the direction of the board of directors, have general supervision and control of the business of the corporation. Except as provided above regarding the chairman of the board and unless the board of directors specifies otherwise, the chief executive officer shall preside at all meetings of shareholders and of the board of directors at which the chief executive officer is present. The president and the chief executive officer shall perform such other duties and shall have such other powers as the board of directors may designate from time to time.

Section 3. Treasurer. Except as the board of directors shall otherwise determine, the treasurer shall be the chief financial and accounting officer of the corporation and shall have such other powers and duties as customarily belong to the office of treasurer or as may be designated from time to time by the board of directors or by the president.

Section 4. Secretary. The secretary and any assistant secretaries shall have responsibility for preparing, or overseeing the preparation of, minutes of shareholders’ and board of directors’ meetings and for authenticating, or overseeing the authentication of, records of the corporation.

Section 5. Other Officers. Other officers of the corporation, if any, shall have such powers, duties and titles as may be designated from time to time by the board of directors or by the president.

ARTICLE V

Employment Contracts

The corporation may enter into employment contracts authorized by the board of directors extending beyond the terms of the directors. An employment contract shall be valid despite any inconsistent provision of these by-laws relating to terms of officers and removal of officers with or without cause but shall not affect the authority of the board of directors to remove officers. Any removal or failure to reappoint an officer shall be without prejudice to the officer’s contract rights, if any.

ARTICLE VI

[Reserved]

[Reserved]

ARTICLE VII

Stock and Transfer Books

The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation for all purposes may conclusively presume that the registered holder of a stock certificate is the absolute owner of the shares represented thereby and that the stockholder’s record address is the stockholder’s correct address.

ARTICLE VIII

Share Certificates

The board of directors may authorize the issue without certificates of some or all of the shares of any or all of the corporation’s classes or series of stock. Except to the extent the board of directors has determined to issue shares without certificates, a shareholder shall be entitled to a certificate stating the number, the class and the designation of the series, if any, of the shares the certificate represents, in such form as shall, in conformity with law, be prescribed from time to time by the board of directors. Such certificate shall be signed (a) by the chairman of the board, the president or a vice president and (b) by the treasurer or an assistant treasurer or the secretary or an assistant secretary. Such signatures may be facsimiles. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate shall be nevertheless valid.

ARTICLE IX

Fiscal Year

The fiscal year shall be fixed from time to time by the board of directors.

ARTICLE X

Massachusetts Control Share Acquisition Act

The provisions of Chapter 110D of the Massachusetts General Laws shall not apply to the corporation.

ARTICLE XI

Execution of Documents

Except as the board of directors may generally or in particular cases authorize the execution thereof in some manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the chairman of the board, if any, the president, a vice president or the treasurer.

ARTICLE XII

Amendment of By-Laws

These by-laws may be amended, altered or repealed in whole or in part, and new by-laws may be adopted, by the shareholders, in each case, by votes cast in favor of such action representing a majority of the votes entitled to be cast on the matter. The board of directors may also make, amend or repeal these by-laws in whole or in part, except with respect to any provision that by law, the articles of organization or these by-laws requires action by the shareholders. Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the board of directors of any by-law, notice thereof stating the substance of the action taken by the board of directors shall be given to all shareholders entitled to vote on amending the by-laws. Any action taken by the board of directors with respect to the bylaws may be amended or repealed by the stockholders.

APPENDIX B

FORM OF

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of __________, 2007, by and between Putnam California Tax Exempt Income Fund, a Massachusetts business trust ("Surviving Fund"), and Putnam California Investment Grade Municipal Trust, a Massachusetts business trust that will convert (the "Conversion") into a Massachusetts business corporation prior to the Effective Time (as herein defined) ("Merging Fund").

WITNESSETH:

WHEREAS, Surviving Fund has an authorized capitalization consisting of an unlimited number of shares of beneficial interest, without par value ("Surviving Fund Shares"), of which ____ shares are issued and outstanding;

WHEREAS, the Board of Trustees of Merging Fund has adopted, subject to shareholder approval, the Plan of Conversion in substantially the form attached hereto as Annex I, Merging Fund will effect the Conversion by converting to a Massachusetts business corporation with the name Putnam California Investment Grade Municipal Corporation;

WHEREAS, Merging Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value, which will be converted on a one-to-one basis into shares of common stock of the Merging Fund in connection with the Conversion ("Merging Fund Common Stock"), of which ____ shares are issued and outstanding;

WHEREAS, all of the issued and outstanding preferred shares of beneficial interest, designated Remarketed Preferred Shares, Series A, without par value, of the Merging Fund will be redeemed by the Merging Fund prior to the Effective Time (as herein defined);

WHEREAS, the Board of Trustees of the Merging Fund, to become the Board of Directors of the Merging Fund in connection with the Conversion, and Board of Trustees of the Surviving Fund deem it advisable and in the best interests of Merging Fund and Surviving Fund, respectively, and their respective shareholders to merge Merging Fund with and into Surviving Fund (the "Merger") in accordance with Mass. Gen. Laws ch. 156D and pursuant to this Agreement and the Articles of Merger substantially in the form attached hereto as Annex II and incorporated herein (the "Articles of Merger");

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Merging Fund shall be merged with and into Surviving Fund, which shall be the entity surviving the Merger, and that the terms and conditions of the Merger, the mode of carrying it into effect, and the manner of converting shares shall be as follows:

ARTICLE I.

THE MERGER

Section 1.01. Subject to and in accordance with the provisions of this Agreement, the Articles of Merger shall be executed and acknowledged by each of Surviving Fund and Merging Fund and thereafter delivered to the Secretary of State of Massachusetts by the Surviving Fund for filing, as provided in Mass Gen. Laws ch. 156D. The Merger shall become effective at such time as the Articles of Merger are filed by the Secretary of The Commonwealth of Massachusetts or such date, not more than ninety days after submission to the Secretary of The Commonwealth of Massachusetts, as may be specified in the Articles of Merger (the "Effective Time"). The Effective Time will be as of the next full business day following the Valuation Time (as defined below), unless otherwise mutually agreed by the parties hereto. At the Effective Time, the separate existence of Merging Fund shall cease and Merging Fund shall be merged with and into Surviving Fund (Merging Fund and Surviving Fund being sometimes referred to collectively herein as the "Constituent Funds," and Surviving Fund, the entity designated in the Articles of Merger as the surviving entity, being sometimes referred to herein as the "Surviving Entity").

Section 1.02. At the Effective Time, by virtue of the Merger and without any action on the part of Surviving Fund, Merging Fund, or the holders of the Merging Fund Common Stock or the Surviving Fund Shares, each share of Merging Fund Common Stock issued and outstanding immediately prior to the Merger shall be converted into (i) a number of shares of Surviving Fund Shares equal to the Merging Fund Exchange Ratio; which thereupon shall be issued, fully paid and nonassessable (the "Merger Shares"). The "Merging Fund Exchange Ratio" shall be equal to a fraction, the numerator of which shall be the net asset value per share of the Surviving Fund Shares at the Valuation Time and the denominator of which shall be the net asset value per share of the Merging Fund Common Stock at the Valuation Time. The Valuation Time shall be 4:00 p.m. Eastern Time on [ ], 2007 or such other date as mutually agreed by the parties hereto. On the next full business day following the Valuation Time or otherwise as promptly as practicable after the Valuation Time, an account on the share records of the Surviving Fund will be established in the name of each record shareholder of the Merging Fund as of the Effective Time representing the number of full and fractional Surviving Fund Shares due the shareholder.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF SURVIVING FUND

Section 2.01. Surviving Fund represents and warrants to and agrees with Merging Fund that:

(a) Surviving Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement. Surviving Fund is not required to qualify as a foreign association in any jurisdiction. Surviving Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Surviving Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Surviving Fund for the fiscal year ended September 30, 2006, audited by KPMG LLP, the Surviving Fund's independent registered public accounting firm have been furnished to Merging Fund. The statement of assets and liabilities and the schedule of investments fairly present the financial position of Surviving Fund as of the date thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The Surviving Fund's prospectus and statement of additional information dated January 30, 2007, previously furnished to the Merging Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Effective Time, which will be furnished to the Merging Fund (collectively, the "Surviving Fund Prospectus") do not, as of the date hereof, and will not, as of the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Surviving Fund makes no representation or warranty as to any information in the Surviving Fund Prospectus that does not specifically relate to Surviving Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Surviving Fund, threatened against Surviving Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Surviving Fund, other than as have been disclosed in the Prospectuses (as defined below) or otherwise disclosed in writing to Merging Fund.

(f) Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2006 and those incurred in the ordinary course of Surviving Fund's business as an investment company since that date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Surviving Fund on Form N-14 relating to the Merger Shares and the proxy statement of Merging Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6.01 and at the Effective Time, each prospectus contained in the Registration Statement (collectively, the "Prospectuses"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectuses or the Proxy Statement made in reliance upon and in conformity with information furnished by Merging Fund for use in the Registration Statement, the Prospectuses or the Proxy Statement.

(i) There are no material contracts outstanding to which Surviving Fund is a party, other than as will be disclosed in the Registration Statement.

(j) All of the issued and outstanding shares of beneficial interest of Surviving Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Surviving Fund is and will at all times through the Effective Time qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Surviving Fund has filed or will file all federal and state tax returns which, to the knowledge of Surviving Fund's officers, are required to be filed by Surviving Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Surviving Fund. All tax liabilities of Surviving Fund have been adequately provided for on its books, and to the knowledge of Surviving Fund, no tax deficiency or liability of Surviving Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Surviving Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The Conversion of Merging Fund Common Stock to the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Surviving Fund (except as set forth in the Registration Statement), and no shareholder of Surviving Fund will have any preemptive right of subscription or purchase in respect thereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF MERGING FUND

Section 3.01. Merging Fund represents and warrants to and agrees with Surviving Fund that:

(a) Merging Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement and will take the steps necessary to convert into a business corporation under the applicable provisions in Mass. Gen. Laws ch. 156D prior to the Effective time. Merging Fund is not required to qualify as a foreign association in any jurisdiction. Merging Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Merging Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the fiscal year ended April 30, 2006, audited by PricewaterhouseCoopers LLP, the Merging Fund's independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the six months ended October 31, 2006, have been furnished to Surviving Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Merging Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Merging Fund, threatened against Merging Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Merging Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Surviving Fund.

(e) Merging Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2006 and those incurred in the ordinary course of Merging Fund's business as an investment company since such date. Before the Effective Time, Merging Fund will advise Surviving Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2006, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g) The Registration Statement, the Prospectuses and the Proxy Statement, on the effective date of the Registration Statement and insofar as they do not relate to Surviving Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6.01 below and on the Effective Time, the Prospectuses, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Merging Fund contained in the Registration Statement, the Prospectuses or the Proxy Statement, as such Registration Statement, Prospectuses and Proxy Statement will be furnished to Merging Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statement.

(h) All of the issued shares of beneficial interest of Merging Fund that will have been converted into Merging Fund Common Stock prior to the Effective Time were offered for sale and sold in conformity with all applicable federal securities laws.

(i) Merging Fund is and will at all times through the Effective Time qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(j) Merging Fund has filed or will file all federal and state tax returns which, to the knowledge of Merging Fund's officers, are required to be filed by Merging Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Merging Fund. All tax liabilities of Merging Fund have been adequately provided for on its books, and to the knowledge of Merging Fund, no tax deficiency or liability of Merging Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Merging Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k) At both the Valuation Time and the Effective Time, Merging Fund will have full right, power and authority to merge with Surviving Fund pursuant to this Agreement. At the Effective Time, the property and liabilities of the Merging Fund will vest in the Surviving Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except as previously disclosed to Surviving Fund by Merging Fund). As used in this Agreement, the term "Investments" means Merging Fund's investments shown on the schedule of its investments as of October 31, 2006 referred to in Section 2.01(c) hereof, as supplemented with such changes as Merging Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(l) No registration under the 1933 Act of any of the Investments would be required if they were, as of the Effective Time, the subject of a public distribution by either of Surviving Fund or Merging Fund, except as previously disclosed to Surviving Fund by Merging Fund.

ARTICLE IV.

EXCHANGE OF SHARES

Section 4.01. As promptly as practicable after the date hereof, the Merging Fund shall mail to each record holder of Merging Fund Common Stock a letter of transmittal and instructions for use in surrendering any certificates representing such shares and receiving the Merger Shares pursuant to Section 1.02 of this Agreement.

Section 4.02. Upon surrender by ____ A.M/P.M. _______ time on _______, 2007 of any certificate(s) representing shares of Merging Fund Common Stock (collectively, the "Certificates") for cancellation to the Company, together with such letter of transmittal, duly executed, the holder of such Certificate(s) shall be entitled to receive on the Effective Time certificate(s) representing Merger Shares, in accordance with Section 1.02 of this Agreement. With respect to holders who do not satisfy the procedures by the time specified in the first sentence of this section, the Surviving Fund shall deliver the Merger Shares upon satisfaction of such procedures after the Effective Time. If the Merger Shares are to be issued to any person other than the person in whose name the Certificate(s) so surrendered in exchange therefore are registered, it shall be a condition to such exchange that the Certificate(s) so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Fund any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the Certificate(s) surrendered, or shall establish to the reasonable satisfaction of the Surviving Fund that such tax has been paid or is not applicable.

ARTICLE V.

EXPENSES, FEES, ETC.

Section 5.01. All fees and expenses, including legal and accounting expenses, proxy materials and proxy solicitation with respect to Merging Fund, the expenses incurred in connection with the consummation by Merging Fund and Surviving Fund of the transactions contemplated by this Agreement (together with the SEC registration fee specified below, "Expenses") will be borne by Merging Fund, except that Surviving Fund will bear the cost of the SEC registration fee; provided, however, that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Surviving Fund or Merging Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

Section 5.02. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Surviving Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Surviving Fund's obligations referred to in Article VII) or (ii) the nonfulfillment or failure of any condition to Merging Fund's obligations referred to in Article VIII, Surviving Fund will pay directly all reasonable fees and expenses incurred by Merging Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

Section 5.03. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Merging Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Merging Fund's obligations referred to in Article VIII) or (ii) the nonfulfillment or failure of any condition to Surviving Fund's obligations referred to in Article VII, Merging Fund will pay directly all reasonable fees and expenses incurred by Surviving Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

Section 5.04. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Surviving Fund's or Merging Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Surviving Fund's or Merging Fund's obligations referred to in Article VII or Article VIII of this Agreement, then each of Surviving Fund and Merging Fund will bear all of its own expenses incurred in connection with such transactions.

Section 5.05. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

ARTICLE VI.

MEETING OF SHAREHOLDERS

Section 6.01. Merging Fund agrees to call a meeting of its shareholders as soon as is advisable in the discretion of the Merging Fund's Board of Trustees after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement, including approval of the Conversion and the Merger.

Section 6.02. Surviving Fund has, after the preparation and delivery to it by Merging Fund of a preliminary version of the Proxy Statement which was satisfactory to Surviving Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Merging Fund and Surviving Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectuses and the Proxy Statement.

ARTICLE VII.

CONDITIONS TO SURVIVING FUND'S OBLIGATIONS

Section 7.01. The obligations of Surviving Fund hereunder are subject to the following conditions:

(a) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Merger.

(b) That Merging Fund will have furnished to Surviving Fund a statement of Merging Fund's net assets, with values determined as provided in Section 1.02 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Merging Fund's behalf by Merging Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Merging Fund since October 31, 2006 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Merging Fund or changes due to dividends paid or losses from operations.

(c) That Merging Fund will have furnished to Surviving Fund a statement, dated as of the Effective Time, signed on behalf of Merging Fund by Merging Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Merging Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Merging Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(d) That Merging Fund will have delivered to Surviving Fund an agreed upon procedures letter from PricewaterhouseCoopers LLP dated as of the Effective Time, setting forth findings of PricewaterhouseCooper LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that Merging Fund, (i) for the taxable period from October 31, 2006 to the Effective Time, qualified as a regulated investment company under the Code, (ii) as of the Effective Time, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Effective Time, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time, in form satisfactory to Surviving Fund, to the effect that (i) Merging Fund is a business corporation duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Merging Fund and, assuming that the Registration Statement, the Prospectuses and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Surviving Fund, is a valid and binding obligation of Merging Fund, (iii) Merging Fund has power to merge with the Surviving Fund as contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the properties and liabilities will be vested in Surviving Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Merging Fund's Articles of Organization or Bylaws or any provision of any agreement known to such counsel to which

Merging Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Merging Fund's Articles of Organization, Bylaws, then-current prospectus or the Registration Statement, such counsel may rely upon a certificate of an officer of Merging Fund's whose responsibility it is to advise Merging Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Surviving Fund may reasonably deem necessary or desirable.

(g) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the vesting of all of the property and liabilities of the Merging Fund in the Surviving Fund, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Surviving Fund or its shareholders upon vesting of the Investments in Surviving Fund pursuant to this Agreement, (iii) the basis to Surviving Fund of the Investments will be the same as the basis of the Investments in the hands of Merging Fund immediately prior to the merger, (iv) Surviving Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Merging Fund and (v) Surviving Fund will succeed to and take into account the items of Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That the property of Merging Fund to be vested in Surviving Fund pursuant to the Merger will include no assets which Surviving Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Effective Time, may not properly hold.

(i) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Surviving Fund will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That all proceedings taken by Merging Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Surviving Fund and Ropes & Gray LLP.

(l) That, before the Effective Time, Merging Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Merging Fund (i) all of the excess of (X) Merging Fund's investment income excludable from gross income under Section 103 of the Code over (Y) Merging Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Merging Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 2006, and on or prior to the Effective Time (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after October 31, 2006, and on or prior to the Effective Time.

(m) That Merging Fund's custodian will have delivered to Surviving Fund a certificate identifying all of the assets of Merging Fund held by such custodian as of the Valuation Time.

(n) That Merging Fund's transfer agent will have provided to Surviving Fund (i) the originals or true copies of all of the records of Merging Fund in the possession of such transfer agent as of the Effective Time, (ii) a certificate setting forth the number of shares of Merging Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest that will have been converted into Merging Fund Common Stock will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Merging Fund or its transfer agent by Surviving Fund or its agents will have revealed otherwise, either (i) Merging Fund will have taken all actions that in the opinion of Surviving Fund or its counsel are necessary to remedy any prior failure on the part of Merging Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Merging Fund will have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Surviving Fund in amounts sufficient and upon terms satisfactory, in the opinion of Surviving Fund or its counsel, to indemnify Surviving Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Merging Fund to have offered and sold such shares in conformity with such laws.

(p) That Surviving Fund will have received from PricewaterhouseCoopers LLP an agreed upon procedures letter addressed to Surviving Fund dated as of the Effective Time satisfactory in form and substance to Surviving Fund setting forth the findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Merging Fund to be vested in the Surviving Fund has been determined in accordance with the provisions of Article 10, Section 5 of Surviving Fund's Bylaws pursuant to the procedures customarily utilized by Surviving Fund in valuing its assets and issuing its shares.

(q) That Merging Fund will have executed and delivered to Surviving Fund Articles of Merger pursuant to which all of the properties and liabilities of Merging Fund will be vested in Surviving Fund.

ARTICLE VIII.

CONDITIONS TO THE MERGING FUND'S OBLIGATIONS

Section 8.01. The obligations of Merging Fund hereunder will be subject to the following conditions:

(a) That this Agreement and a Plan of Entity Conversion substantially in the form set forth as Annex I will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Conversion.

(b) That all shares of beneficial interest of the Merging Fund designated Remarketed Preferred Shares, Series A will have been redeemed by the Merging Fund.

(c) That Surviving Fund will have furnished to Merging Fund a statement of Surviving Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 1.02 of this Agreement, all as of the Valuation Time, certified on behalf of Surviving Fund by Surviving Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Time there has been no material adverse change in the financial position of Surviving Fund since September 30, 2006, other than changes in its portfolio securities since that date, changes due to net sales or net redemptions, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d) That Surviving Fund will have furnished to Merging Fund a statement, dated the Effective Time, signed on behalf of Surviving Fund by Surviving Fund's President (or any Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Surviving Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Merging Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Merging Fund and dated as of the Effective Time, to the effect that (i) Surviving Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Surviving Fund and, assuming that the Prospectuses, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Merging Fund, is a valid and binding obligation of Surviving Fund, (iii) the Merger Shares into which Merging Fund Common Stock is to be converted pursuant to this Agreement are duly authorized and upon conversion will be validly issued and will be fully paid and nonassessable (except as set forth in the Registration Statement) by Surviving Fund and no shareholder of Surviving Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Surviving Fund's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Surviving Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Surviving Fund's Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an officer of Surviving Fund whose responsibility it is to advise Surviving Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Merging Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the vesting in Surviving Fund of all of the property and liabilities of Merging Fund pursuant to the Articles of Merger, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Merging Fund upon the vesting of the Investments in Surviving Fund, (iii) no gain or loss will be recognized by the Merging Fund shareholders on the conversion of their shares of the Merging Fund into Merger Shares, (iv) the aggregate basis of the Merger Shares a Merging Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of the Merging Fund shares he or she held immediately prior to the merger and (v) a Merging Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Merging Fund shares that were converted into such Merger Shares, provided that the shareholder held Merging Fund's shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all proceedings taken by or on behalf of Surviving Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Merging Fund and Ropes & Gray LLP.

(i) That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Merging Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

ARTICLE IX.

INDEMNIFICATION

Section 9.01. Merging Fund will indemnify and hold harmless, out of the assets of Merging Fund but no other assets, Surviving Fund, its trustees and its officers (for purposes of this section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Merging Fund contained in the Registration Statement, the Prospectuses, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Merging Fund required to be stated therein or necessary to make the statements relating to Merging Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Merging Fund. The Indemnified Parties will notify Merging Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.01. Merging Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.01, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Merging Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Merging Fund's obligation under this Section 9.01 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Merging Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.01 without the necessity of the Indemnified Parties' first paying the same.

Section 9.02. Surviving Fund will indemnify and hold harmless, out of the assets of Surviving Fund but no other assets, Merging Fund, its trustees and its officers (for purposes of this section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Surviving Fund contained in the Registration Statement, the Prospectuses, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Surviving Fund required to be stated therein or necessary to make the statements relating to Surviving Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Surviving Fund. The Indemnified Parties will notify Surviving Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.02. Surviving Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.02, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Surviving Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Surviving Fund's obligation under this Section 9.02 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Surviving Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.02 without the necessity of the Indemnified Parties' first paying the same.

ARTICLE X.

NO BROKER

Section 10.01. Each of Merging Fund and Surviving Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XI.

RULE 145

Section 11.01. Pursuant to Rule 145 under the 1933 Act, Surviving Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificates issued to such person a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE

TRANSFERRED EXCEPT TO PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, Surviving Fund will issue stop transfer instructions to Surviving Fund's transfer agent with respect to such shares. Merging Fund will provide Surviving Fund on the Effective Time with the name of any Merging Fund shareholder who is to the knowledge of Merging Fund an affiliate of Merging Fund on such date.

ARTICLE XII.

COVENANTS, ETC. DEEMED MATERIAL

Section 12.01. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

ARTICLE XIII.

SOLE AGREEMENT

Section 13.01. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and will be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

ARTICLE XIV.

AGREEMENT AND DECLARATION OF TRUST

Section 14.01. A copy of the Agreement and Declaration of Trust, as amended, of Surviving Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of such Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Surviving Fund individually but are binding only upon the assets and property of Surviving Fund.

Section 14.02. A copy of the Agreement and Declaration of Trust, as amended, in effect as of the date hereof and at all times prior to the Conversion, of Merging Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of such Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Surviving Fund individually but are binding upon the assets and property of the Merging Fund.

ARTICLE XV.

ORGANIC DOCUMENTS

Section 15.01. From and after the Effective Time, and until thereafter duly amended, the Agreement and Declaration of Trust of the Surviving Fund shall be the Agreement and Declaration of Trust of the Surviving Fund in effect immediately prior to the Effective Time. From and after the Effective Time, the Bylaws of Surviving Fund in effect immediately prior to the Effective Time shall remain the Bylaws of the Surviving Fund until duly amended.

ARTICLE XVI.

AMENDMENT AND TERMINATION

Section 16.01. The parties hereto by mutual consent of their respective Boards of Trustees and Directors, as applicable, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time to the extent permitted by Mass. Gen. Laws 156D.

Section 16.02. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of the Merging Fund, by action of the Board of Directors or Board of Trustees of either Constituent Fund, as applicable, if the applicable Board for such Constituent Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Constituent Fund or its interest holders.

ARTICLE XVII.

EFFECTIVE TIME OF THE MERGER

Subject to the authority to terminate this Agreement as set forth in Section 16.02 hereof, the Constituent Funds shall do all such acts and things as shall be necessary or desirable in order to make the Effective Time occur on [ ], 2007 as practicable.

ARTICLE XVIII.

MISCELLANEOUS

Section 18.01. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Surviving Fund and Merging Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Directors and

Trustees, as applicable, have each caused this Agreement and Plan of Merger to be executed as of the date first written above by its President or Treasurer.

PUTNAM CALIFORNIA INVESTMENT	PUTNAM CALIFORNIA TAX EXEMPT
GRADE MUNICIPAL TRUST	INCOME FUND

By: _________________________________	By: _________________________________
Name:	Name:
Title:	Title:

Annex I: Form of Plan of Entity Conversion

Form Of

PLAN OF ENTITY CONVERSION
OF PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST TO PUTNAM
CALIFORNIA INVESTMENT GRADE MUNICIPAL CORPORATION

Putnam California Investment Grade Municipal Trust, a Massachusetts business trust (the "Company" or "Converting Entity"), hereby adopts the following Plan of Entity Conversion, dated as of [ ], 2007 (the "Plan") pursuant to which the Company shall be converted (the "Conversion") into a Massachusetts business corporation (the "Surviving Corporation").

Surviving Corporation

Effective upon filing Articles of Conversion pursuant to this Plan, the Company, a Massachusetts business trust, shall convert into the Surviving Corporation, a Massachusetts business corporation, in accordance with the provisions of Mass. Gen. Laws ch. 156D. The name of the Surviving Corporation shall be Putnam California Investment Grade Municipal Corporation.

Conditions Precedent to the Conversion

Redemption of Preferred Shares. As a condition precedent to calling a shareholder vote on this Plan, the Company shall redeem all of its outstanding shares of beneficial interest designated Remarketed Preferred Shares, Series A (the "Preferred Shares").

Shareholder Approval. This Plan shall be deemed approved by shareholders of the Company if a majority of the Company's shares of beneficial interest other than Preferred Shares ("Common Shares") outstanding on February 15, 2007 (the "Record Date") are voted in favor of the Plan at a meeting of Company shareholders called for the purpose of voting on this Plan (such approval of this Plan being referred to herein as "Shareholder Approval").

Effective Date

Effective Date. The Conversion Effective Time shall be the time and date when the Articles of Conversion submitted to the Secretary of The Commonwealth of Massachusetts pursuant to this Plan are filed.

Manner of Converting Interests in the Company into Shares of the Surviving Corporation

Common Shares. The Articles of Organization of the Surviving Corporation shall authorize the Surviving Corporation to issue a single class and series of shares ("Common Stock"). At the Conversion Effective Time, each Common Share outstanding shall convert on a one-to-one basis into, and shall from and after such Conversion Effective Time constitute, a share of Common Stock of the Surviving Corporation. The Common Stock into which the Common Shares are converted shall constitute shares of common stock that are fully paid, validly issued and non-assessable.

Organic Documents of the Surviving Corporation

Articles of Organization & Bylaws. Except as otherwise provided in Section 5.02 of this Plan, immediately after consummation of the Conversion, the Articles of Organization set forth in Exhibit A hereto and the Bylaws set forth in Exhibit B hereto shall be the Articles of Organization and Bylaws of the Surviving Corporation.

Amendment of the Plan. From time to time subsequent to Shareholder Approval and prior to the filing of Articles of Entity Conversion pursuant to this Plan, the Plan may be amended by the Board of Trustees of the Company, except that subsequent to Shareholder Approval, the Plan shall not be amended by the Board of Trustees of the Company to change:

the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, or other securities or interests, cash, or other property to be received holders of the Company Shares;

the organic documents that will be in effect immediately following the Conversion, except for changes permitted by Mass. Gen. Laws ch. 156D; or

any of the other terms or conditions of this Plan if the change would adversely affect any of the interest holders in any material respect.

This Plan was recommended by at least two-thirds of the total number of Trustees of Company then in office and was approved by a majority of the shares of the Company entitled to vote hereon.

Exhibit A
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Entity Conversion of a	FORM MUST BE TYPED
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

(1)	Exact name of other entity:	Putnam California Investment Grade Municipal Trust

(2)	A corporate name that satisfies the requirements of G.L. Chapter 156D, Section 4.01:

Putnam California Investment Grade Municipal Corporation

(3)	The plan of entity conversion was duly approved in accordance with the organic law of the other entity.

(4)	The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section
2.02(a) or permitted to be included in the articles pursuant to G.L. Chapter 156D, Section 2.02(b):

ARTICLE I
The exact name of the corporation upon conversion is:

Putnam California Investment Grade Municipal Corporation

ARTICLE II
Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:*

* Professional corporations governed by G.L. Chapter 156A must specify the professional activities of the corporation.

ARTICLE III

State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE			WITH PAR VALUE

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

[4,517,546]

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

Not applicable.

ARTICLE V

The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

Not applicable.

ARTICLE VI

Other lawful provisions, and if there are no such provisions, this article may be left blank.

Section 6.01. Each director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exculpation is not permitted under the Massachusetts Business Corporation Act as in effect at the time such liability is determined.

Section 6.02. The corporation, by vote of a majority interest of the stock outstanding entitled to vote thereon may approve (i) any amendment to these Articles of Organization, (ii) the sale of all or substantially all of the corporation's property or (iii) a merger or consolidation of the corporation with or into any other entity.

Note: The preceding six (6) articles are considered to be permanent and may be changed only by f ling appropriate articles of amendment.

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

ARTICLE VII

The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

ARTICLE VIII

The information contained in this article is not a permanent part of the articles of organization.

a. The street address of the initial registered office of the corporation in the commonwealth:
One Post Office Square, Boston, Massachusetts 02109

b. The name of its initial registered agent at its registered office:
Beth S. Mazor, Vice President

c. The names and addresses of the individuals who will serve as the initial directors, president, treasurer and secretary of the corporation (an address need not be specified if the business address of the officer or director is the same as the principal office location):

President:	See attached Exhibit A

Treasurer:	See attached Exhibit A

Secretary:	See attached Exhibit A

Director(s):	See attached Exhibit A

If a professional corporation, include a list of shareholders with residential addresses and attach certificates of the appropriate regulatory board.

d. The fiscal year end of the corporation:
See attached Exhibit A

e. A brief description of the type of business in which the corporation intends to engage:
Provide investors with a managed investment in financial instruments.

f. The street address of the principal office of the corporation:
One Post Office Square, Boston, Massachusetts 02109

g. The street address where the records of the corporation required to be kept in the commonwealth are located is:
One Post Office Square, Boston, Massachusetts 02109                          , which is
                                                  (number, street, city or town, state, zip code)

its principal office;

 an office of its transfer agent;

an office of its secretary/assistant secretary;

 its registered office.

Signed by: ________________________________________________ ,
                                                     (signature of authorized individual)

Chairman of the board of directors,

 President,

Other officer,

 Court-appointed fiduciary,

on this _________________________ day of _________________________________________ , _____________________

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Entity Conversion of a
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

I hereby certify that upon examination of these articles of conversion, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$ ______ having been paid, said articles are deemed to have been filed with me this day of _____________, 20______, at a.m./p.m.
time

Effective date:_______________________________________________
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

[John Gerstmayr, Esq. c/o Ropes & Gray LLP]
[One International Place]
[Boston, MA 02210]
Telephone: [617-951-7393]
Email: [john.gerstmayr@ropesgray.com]

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Attachment Sheet

Exhibit A

PRESIDENT: George Putnam, III

TREASURER: Jonathan S. Horwitz

SECRETARY: Judith Cohen

NAMES OF DIRECTORS

Jameson A. Baxter

Myra R. Drucker

Charles B. Curtis

Charles E. Haldeman, Jr.

John A. Hill

Dr. Paul L. Joskow

Elizabeth T. Kennan

John H. Mullin, III

Robert E. Patterson

George Putnam, III

W. Thomas Stephens

Richard B. Worley

Kenneth R. Leibler

Exhibit B

BY-LAWS
of
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL CORPORATION

ARTICLE I

Meetings of Shareholders

Section 1. Place. Meetings of the shareholders shall be held at the principal office of the corporation in Massachusetts or at such other place as may be determined by the board of directors or an officer designated by the board of directors and identified in the notice to shareholders of such meeting.

Section 2. Annual Meetings. The annual meeting of the shareholders shall be held on the last Friday of April or on such other date determined by the board of directors and shall be at such time and place as the board of directors or an officer designated by the board of directors shall determine.

Section 3. Special Meetings. Special meetings of the shareholders may be called only by the president or by the board of directors, and shall be called by the secretary or, in case of the death, absence, incapacity or refusal of the secretary, by any other officer, if the secretary receives written demands for a meeting describing the purposes for which such meeting is to be held signed and dated by holders of at least 90% (or such lesser percentage as may be required by law) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting.

Section 4. Notice. A written notice of the date, place and time of each meeting of shareholders describing the purposes of the meeting shall be given by the secretary or an assistant secretary (or by any other officer who is authorized to provide notice of such meeting) no fewer than 7 nor more than 60 days before the meeting date to each shareholder entitled to vote thereat and to each other shareholder to whom the corporation is required to provide such notice by deposit in the United States mail, postage prepaid, and addressed to such shareholder at the shareholder’s address as it appears in the records of the corporation, or by electronic transmission directed to such shareholder in such manner as the shareholder shall have specified to the corporation, including by facsimile transmission, electronic mail or posting on an electronic network. Notwithstanding the foregoing, in the case of any special meeting called upon the written demands of shareholders, such meeting shall be scheduled not less than 60 days nor more than 90 days after the date on which the secretary has received sufficient demands to require that such meeting be called and written notice thereof shall be given in accordance with the preceding sentence within 30 days after receipt of such demands. Whenever notice of a meeting is required to be given to a shareholder under applicable law, the articles of organization or these by-laws, a written waiver thereof, executed before or after the meeting by such shareholder and filed with the records of the meeting, shall be deemed equivalent to such notice. In addition, any shareholder who attends the meeting (a) without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the shareholder’s arrival or who thereafter votes for or assents to action taken at the meeting waives objection to lack of notice or defective notice of the meeting or (b) without objecting to the consideration of a particular matter when it is presented waives objection that the matter is not within the purposes described in the notice for such meeting.

Section 5. Shareholder Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any annual or special meeting. Nominations of persons for election as directors may be made by or at the direction of the board of directors (including through a committee delegated such function), or by any shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the chairman of the board, if any, the president or the secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation the earlier of: (a) not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that this subsection (a) shall not apply if (i) there was no annual meeting in the prior year or (ii) the date of the current year’s annual meeting is more than 30 days from the anniversary date of the prior year’s annual meeting; or (b) 60 days prior to the annual meeting; provided, however, that (except as to an annual meeting held on the date specified in these by-laws, such date not having been changed since the last annual meeting), if less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was deposited in the United States mail or sent by electronic transmission or such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto; and (b) as to the shareholder giving the notice: (i) the name and record address of such shareholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a director at any annual or special meeting of shareholders unless nominated in accordance with the procedures set forth herein.

The chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

Section 6. Advance Notice of Shareholder-Proposed Business at Annual Meetings. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be brought properly before an annual meeting, business must be specified in the notice with respect to such meeting contemplated by Section 4 of this Article I (or any supplement thereto) or (b) otherwise properly brought before the meeting by or at the direction of the board of directors. In addition to any other applicable requirements, for business to be brought properly before an annual meeting by a shareholder, the shareholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto, and, pursuant to such rule, have had such business included in the notice with respect to such meeting.

Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this section, provided, however, that nothing in this section shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The chairman of an annual meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this section, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 7. Quorum. Except as otherwise provided by law or by the articles of organization or by these by-laws, at any meeting of shareholders, a majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum with respect to that voting group for action on that matter. Though less than a quorum is present, any meeting may be adjourned from time to time without further notice to a subsequent date or until a quorum is secured.

Section 8. Action by Vote. With respect to each voting group, when a quorum is present at any meeting with respect to a matter, a plurality of the votes properly cast for election of a director shall effect such election and, upon any matter other than an election of a director, votes properly cast in the voting group favoring the matter exceeding the votes properly cast in the voting group opposing the matter shall constitute favorable action on the matter, except when a larger number of affirmative votes is required by law, the articles of organization or these bylaws or when the board of directors requires a larger aggregate number of affirmative votes upon such matter (to the extent permitted by law).

Section 9. Voting. Shareholders entitled to vote shall have one vote for each share of stock entitled to vote held by them of record according to the records of the corporation, unless otherwise provided by the articles of organization. Absent special circumstances, the corporation, except in a fiduciary capacity, shall not, directly or indirectly, vote any shares of its own stock. Shareholders may vote in person or by proxy.

Section 10. Action by Consent. Except as otherwise required by law, any action required or permitted to be taken by the shareholders may be taken without a meeting if evidenced by consents signed by all shareholders entitled to vote on the matter.

Section 11. Adjournment. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled annual or special meeting of shareholders. Any annual or special meeting of shareholders may be adjourned by the chairman of the Board or by the Board of Directors.

ARTICLE II

Officers and Directors

Section 1. Enumeration. The corporation shall have a board of directors consisting of not less than three directors, except that whenever there shall be fewer than three shareholders, the number of directors may be less than three but in no event less than the number of shareholders. The number of directors shall be fixed by the board of directors and may be enlarged at any time by vote of a majority of the directors then in office. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers as the board of directors may from time to time appoint.

Section 2. Qualifications. Directors and officers need not be shareholders. No officer need be a director. Two or more offices may be held by the same person.

Section 3. Election. The directors shall be elected in the manner provided in the articles of organization, by such shareholders as have the right to vote thereon. The board of directors at their annual meeting shall appoint a president, a treasurer and a secretary, and may at any time appoint such other officers as the board shall determine.

Section 4. Removal. Directors may be removed from office only as provided in the articles of organization. Officers may be removed from their respective offices with or without cause by the board of directors.

Section 5. Resignation. Resignations by directors shall be given in writing to the board of directors, the chairman of the board or the corporation. Resignations by officers shall be given in writing to the corporation. Each such resignation shall be effective upon receipt unless specified to be effective at some other time acceptable to the board of directors.

Section 6. Vacancies. Continuing directors may act despite a vacancy or vacancies in the board of directors and shall for this purpose be deemed to constitute the full board of directors. Any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board of directors, shall be filled by the directors then in office, though less than a quorum.

ARTICLE III

Meeting of the Directors

Section 1. Regular Meetings. Regular meetings of the board of directors may be held without notice at such times and places as the board of directors may fix. An annual meeting of the board of directors may be held in each year immediately after and at the place of the meeting at which directors are elected by shareholders.

Section 2. Special Meetings. Special meetings of the board of directors may be held at any time and at any place designated in the notice of the meeting, when called by the chairman of the board, if any, the president, the secretary or by two or more directors.

Section 3. Notice. No notice need be given for a regular or annual meeting of the board of directors. Two days’ notice shall be given for a special meeting unless waived. A notice or waiver of notice need not specify the purpose of the meeting. Notice of a meeting need not be given to any director if a waiver of notice, signed by the director before or after the meeting, or delivered by means of electronic transmission, is filed with the minutes, or to any director who attends the meeting without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the director’s arrival or who thereafter votes for or assents to action taken at the meeting.

Section 4. Quorum. A majority of the directors then in office shall constitute a quorum, but a smaller number may make a determination pursuant to Section 8.55 or Section 8.56 of chapter 156D of the Massachusetts General Corporation Act that indemnification is permissible in a specific proceeding. In addition, though less than a quorum is present, the chairman of the board, if any, or a majority of the votes cast on the question may adjourn a meeting finally or from time to time without further notice until a quorum is secured. If a quorum is present, a majority of the directors present may take any action on behalf of the board of directors unless a different number is required by law, the articles of organization or these by-laws.

Section 5. Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all the directors consent to the action in writing or by means of electronic transmission and the consents are filed with the records of the meetings of board of directors. Such consents shall be treated for all purposes as votes at a meeting.

Section 6. Committees. The board of directors may create committees of the board of directors and may delegate to such committees some or all of the powers of the board of directors to the extent permitted by law. Except as the board of directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or in such rules, its business shall be conducted as nearly as practical in the same manner as is provided by these by-laws for the board of directors. The board of directors shall have the power at any time to fill vacancies in any such committee, to change its membership or to discharge the committee.

ARTICLE IV

Powers and Duties of Directors and Officers

Section 1. Directors. The business and affairs of the corporation shall be managed under the direction of the board of directors, which may exercise all powers of the corporation as are not by law, by the articles of organization or by these by-laws required to be otherwise exercised. The board of directors may from time to time, to the extent permitted by law, delegate any of its powers to committees, officers, attorneys or agents of the corporation, subject to such limitations as the board of directors may impose.

Section 2. Chairman and President. The board of directors may appoint a chairman of the board who, unless otherwise determined by the board of directors, shall, when present, preside at meetings of the board of directors and shall have such other powers and duties as customarily belong to the office of chairman of the board or as may be designated from time to time by the board of directors. The president shall be the chief executive officer of the corporation, unless the board of directors designates another officer, in which event the president shall, unless the board of directors otherwise determines, be the chief operating officer. The chief executive officer shall, subject to the direction of the board of directors, have general supervision and control of the business of the corporation. Except as provided above regarding the chairman of the board and unless the board of directors specifies otherwise, the chief executive officer shall preside at all meetings of shareholders and of the board of directors at which the chief executive officer is present. The president and the chief executive officer shall perform such other duties and shall have such other powers as the board of directors may designate from time to time.

Section 3. Treasurer. Except as the board of directors shall otherwise determine, the treasurer shall be the chief financial and accounting officer of the corporation and shall have such other powers and duties as customarily belong to the office of treasurer or as may be designated from time to time by the board of directors or by the president.

Section 4. Secretary. The secretary and any assistant secretaries shall have responsibility for preparing, or overseeing the preparation of, minutes of shareholders’ and board of directors’ meetings and for authenticating, or overseeing the authentication of, records of the corporation.

Section 5. Other Officers. Other officers of the corporation, if any, shall have such powers, duties and titles as may be designated from time to time by the board of directors or by the president.

ARTICLE V

Employment Contracts

The corporation may enter into employment contracts authorized by the board of directors extending beyond the terms of the directors. An employment contract shall be valid despite any inconsistent provision of these by-laws relating to terms of officers and removal of officers with or without cause but shall not affect the authority of the board of directors to remove officers. Any removal or failure to reappoint an officer shall be without prejudice to the officer’s contract rights, if any.

ARTICLE VI

[Reserved]

[Reserved]

ARTICLE VII

Stock and Transfer Books

The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation for all purposes may conclusively presume that the registered holder of a stock certificate is the absolute owner of the shares represented thereby and that the stockholder’s record address is the stockholder’s correct address.

ARTICLE VIII

Share Certificates

The board of directors may authorize the issue without certificates of some or all of the shares of any or all of the corporation’s classes or series of stock. Except to the extent the board of directors has determined to issue shares without certificates, a shareholder shall be entitled to a certificate stating the number, the class and the designation of the series, if any, of the shares the certificate represents, in such form as shall, in conformity with law, be prescribed from time to time by the board of directors. Such certificate shall be signed (a) by the chairman of the board, the president or a vice president and (b) by the treasurer or an assistant treasurer or the secretary or an assistant secretary. Such signatures may be facsimiles. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate shall be nevertheless valid.

ARTICLE IX

Fiscal Year

The fiscal year shall be fixed from time to time by the board of directors.

ARTICLE X

Massachusetts Control Share Acquisition Act

The provisions of Chapter 110D of the Massachusetts General Laws shall not apply to the corporation.

ARTICLE XI

Execution of Documents

Except as the board of directors may generally or in particular cases authorize the execution thereof in some manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the chairman of the board, if any, the president, a vice president or the treasurer.

ARTICLE XII

Amendment of By-Laws

These by-laws may be amended, altered or repealed in whole or in part, and new by-laws may be adopted, by the shareholders, in each case, by votes cast in favor of such action representing a majority of the votes entitled to be cast on the matter. The board of directors may also make, amend or repeal these by-laws in whole or in part, except with respect to any provision that by law, the articles of organization or these by-laws requires action by the shareholders. Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the board of directors of any by-law, notice thereof stating the substance of the action taken by the board of directors shall be given to all shareholders entitled to vote on amending the by-laws. Any action taken by the board of directors with respect to the bylaws may be amended or repealed by the stockholders.

Annex II: Form of Articles of Merger

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

                            FORM MUST BE TYPED                                                                                                                                      Articles of Merger                                                                                                 FORM MUST BE TYPED
                                                                                                                                                Involving Domestic Entities
                                                                                                                                                                               (General Laws Chapter 156D, Section 11.06; 950 CMR 136.36)

(1) Exact name of each domestic corporation or other entity involved in the merger:

                   Putnam California Investment Grade Municipal Corporation

                   Putnam California Tax Exempt Income Fund

(2) Exact name of the surviving entity:  Putnam California Tax Exempt Income Fund

(3) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

(check appropriate box)

(4) The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

The plan of merger did not require the approval of the shareholders.

(5) Participation of each other entity was duly authorized by the law under which the other entity is organized or by which it is governed and by its articles of organization or other organizational documents.

(6) Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(7) Attach the articles of organization of the surviving entity where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

Signed by: ___________________________________________________________________________________________,
                                                                                                      (signature of authorized individual)

Chairman of the board of directors,

 President,

Other officer,

 Court-appointed fiduciary,

on this _________________________ day of _________________________________________ , _____________________

Signed by: ___________________________________________________________________________________________,
                                                                                                      (signature of authorized individual)

Chairman of the board of directors,

 President,

Other officer,

 Court-appointed fiduciary,

on this _________________________ day of _________________________________________ , _____________________

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger
Involving Domestic Entities
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of $ ______
having been paid, said articles are deemed to have been filed with me this day of _____________, 20______, at a.m./p.m.
time

Effective date:______________________________________________________
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

[John Gerstmayr, Esq. c/o Ropes & Gray LLP]
[One International Place]
[Boston, MA 02210]
Telephone: [617-951-7393]
Email: [john.gerstmayr@ropesgray.com]

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

Appendix C

Massachusetts General Laws
Chapter 156D Business Corporations
Part 13

Subdivision A. Right to Dissent and Obtain Payment for Shares

§ 13.01. Definitions.

In this PART the following words shall have the following meanings unless the context requires otherwise:

"Affiliate", any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.

"Beneficial shareholder", the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

"Corporation", the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.

"Fair value", with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.

"Interest", interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

"Marketable securities", securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were

(a) listed on a national securities exchange,

(b) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

(c) listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.

"Officer", the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.

"Person", any individual, corporation, partnership, unincorporated association or other entity.

"Record shareholder", the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

"Shareholder", the record shareholder or the beneficial shareholder.

§ 13.02. Right to Appraisal.

(a) A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:

(1) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(2) consummation of a plan of share exchange in which his shares are included unless: (A) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;

(3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:

(i) his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or

(ii) the sale or exchange is pursuant to court order; or

(iii) in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(4) an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder's shares because it:

(i) creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;

(ii) creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;

(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or

(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;

(5) an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

(6) any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;

(7) consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or

(8) consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.

(b) Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.

(c) Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.

(d) The shareholder's right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:

(i) the proposed action is abandoned or rescinded; or

(ii) a court having jurisdiction permanently enjoins or sets aside the action; or

(iii) the shareholder's demand for payment is withdrawn with the written consent of the corporation.

(e) A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 13.03. Assertion of Rights by Nominees and Beneficial Owners.

(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1) submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and

(2) does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

Subdivision B. Procedure for Exercise of Appraisal Rights

§ 13.20. Notice of Appraisal Rights.

(a) If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders' meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this chapter and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this chapter shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.

§ 13.21. Notice of Intent to Demand Payment.

(a) If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders' meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1) shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment if the proposed action is effectuated; and

(2) shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.

§ 13.22. Appraisal Notice and Form.

(a) If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b) The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(1) supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;

(2) state:

(i) where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);

(ii) a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii) the corporation's estimate of the fair value of the shares;

(iv) that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v) the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and

(3) be accompanied by a copy of this chapter.

§ 13.23. Perfection of Rights; Right to Withdraw.

(a) A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder's shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).

(b) A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.

§ 13.24. Payment.

(a) Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) shall be accompanied by:

(1) financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation's estimate of the fair value of the shares, which estimate shall equal or exceed the corporation's estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and

(3) a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation's obligations under this chapter.

§ 13.25. After-Acquired Shares.

(a) A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder's shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) subsection (b) of section 13.22.

(b) If the corporation elected to withhold payment under subsection (a) it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):

(1) of the information required by clause (1) of subsection (b) of section 13.24:

(2) of the corporation's estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;

(3) that they may accept the corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;

(4) that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation's offer within 30 days after receiving the offer; and

(5) that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation's offer.

(c) Within 10 days after receiving the shareholder's acceptance pursuant to subsection(b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation's offer in full satisfaction of the shareholder's demand.

(d) Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).

§ 13.26. Procedure if Shareholder Dissatisfied With Payment or Offer.

(a) A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder's stated estimate of the fair value of the shares plus interest.

(b) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation's payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

Subdivision C. Judicial Appraisal of Shares

§ 13.30. Court Action.

(a) If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.

(b) The corporation shall commence the proceeding in the appropriate court of the county where the corporation's principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(c) The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder's shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder's shares for which the corporation elected to withhold payment under section 13.25.

§ 13.31. Court Costs and Counsel Fees.

(a) The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or

(2) against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(d) To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

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I.	Questions and Answers Regarding Approval of the Merger	[	]
II.	Risk Factors	[	]
III.	Information about the Proposed Merger	[	]
IV.	Information about the Funds	[	]
V.	Further Information about Voting and the Meeting	[	]
	Appendix A—Form of Plan of Entity Conversion	A-1
	Appendix B—Form of Agreement and Plan of Merger	B-1
Appendix C—Part 13 of the Massachusetts Business
	Corporation Act (Mass. Gen. Laws ch. 156D)	C-1

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-241-6192.	Go to https:/vote.proxy-direct.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
	telephone directions.	There is no need for you to return your
Return the proxy ballot in the		proxy ballot.
envelope provided.	There is no need for you to
return your proxy ballot.

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam California Investment Grade Municipal Trust. The meeting will take place on April 26, 2007 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT___A

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend. PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on the Proposal as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR BOTH PARTS OF PROPOSAL 1

1a. Approval of a Plan of Entity Conversion that provides that: (i) Putnam California	FOR	AGAINST	ABSTAIN

Investment Grade Municipal Trust (the “CA Closed-End Fund”) be converted (the	□	□	□
“Conversion”) from a Massachusetts business trust to a Massachusetts business corporation,
(ii) all property and liabilities of the CA Closed-End Fund remain the property and liabilities of the CA Closed-End Fund in corporate form and (iii) each share of beneficial interest of the CA
Closed-End Fund outstanding at the time of Conversion be converted one-to-one on a tax-
free basis into stock of the CA Closed-End Fund in corporate form with a net asset value equal to the per-share net asset value of each such share of beneficial interest in the CA
Closed-End Fund immediately prior to the Conversion.

1b. Approval of an Agreement and Plan of Merger that provides that the CA Closed-End	□	□	□
Fund, following the Conversion, will merge with and into Putnam California Tax Exempt
Income Fund (the “CA Open-End Fund”) such that: (i) the CA Open-End Fund is the sole surviving entity of the merger, (ii) the CA Closed-End Fund ceases to exist, (iii) all the property and liabilities of the CA Closed-End Fund become the property and liabilities of the
CA Open-End Fund and (iv) each share of stock of the CA Closed-End Fund as a corporation is converted pro rata on a tax-free basis into Class A shares of the CA Open-End Fund.

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[DATE]

This Statement of Additional Information (the “SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of Putnam California Tax Exempt Income Fund (the “CA Open-End Fund”), dated [DATE], relating to the merger of Putnam California Investment Grade Municipal Trust (the “CA Closed-End Fund” and, together with the CA Open-End Fund, the “funds”) with and into the CA Open-End Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus, into which this SAI is incorporated by reference. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581. The Prospectus and this SAI are also available on the Securities and Exchange Commission's Internet website (http://www.sec.gov).

Further information about the CA Open-End Fund (File No. 811-03630) is contained in its statement of additional information dated January 30, 2007, as supplemented from time to time, which is attached to this SAI as Exhibit A. The audited financial statements and related independent public accounting firm's report for the CA Open-End Fund contained in the annual report to shareholders for the fiscal year ended September 30, 2006, filed on December 5, 2006 is incorporated herein by reference. No other parts of the annual report to shareholders is incorporated by reference herein.

The audited financial statements and related independent public accounting firm's report for the CA Closed End Fund (File No. 811-07276) contained in the annual report to shareholders for the fiscal year ended April 30, 2006, filed June 28, 2006, and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended October 31, 2006, filed on December 28, 2006, are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the CA Open-End Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the CA Closed-End Fund. Each provides audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the applicable fund.

The audited financial statements for each fund, incorporated by reference into this SAI, has been so included and incorporated in reliance upon the respective reports of KPMG LLP and PricewaterhouseCoopers LLP, given on each of their authority as experts in auditing and accounting.

The pro forma financial statements required by Rule 11-01 of Regulation S-X of the Securities Act of 1933 have been omitted pursuant to Item 14 of Form N-14, because the net asset value of the CA Closed-End Fund did not exceed ten percent of the CA Open-End Fund's net asset value as of January 31, 2007.

Exhibit A

Putnam California Tax Exempt Income Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

1/30/07

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or a prospectus dated 1/30/07, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at www.putnam.com or write Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

502105

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-5
OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS	I-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	I-14

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1
TAXES	II-31
MANAGEMENT	II-38
DETERMINATION OF NET ASSET VALUE	II-55
HOW TO BUY SHARES	II-57
DISTRIBUTION PLANS	II-66
INVESTOR SERVICES	II-74
SIGNATURE GUARANTEES	II-77
REDEMPTIONS	II-78
SHAREHOLDER LIABILITY	II-78
DISCLOSURE OF PORTFOLIO INFORMATION	II-78
PROXY VOTING GUIDELINES AND PROCEDURES	II-80
SECURITIES RATINGS	II-80
DEFINITIONS	II-84
APPENDIX A	II-85

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam California Tax Exempt Income Fund is a Massachusetts business trust organized on December 17, 1982. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of nongovernmental issuers), if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(8) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

4

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated July 1, 1999, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets:

0.60% of the first $500 million;

0.50% of the next $500 million;

0.45% of the next $500 million;

0.40% of the next $5 billion;

0.375% of the next $5 billion;

5

0.355% of the next $5 billion;

0.34% of the next $5 billion; and

0.33% of any excess thereafter

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

Fiscal year	Management fee paid

2006	$10,368,635

2005	$11,132,772

2004	$12,041,067

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal year	Brokerage commissions

2006	$5,879

2005	$2,303

2004	$0

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2006, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

6

Total reimbursement	Portion of total reimbursement for compensation and
contributions

$44,938	$37,165

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2006.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of shares
	California Tax Exempt Income	held in all of the Putnam funds
	Fund shares owned	overseen by Trustee

Jameson A. Baxter	$1-$10,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	$1-$10,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$1-$10,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000

*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the

7

fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s fiscal year, are shown in the table below:

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	11

Brokerage Committee**	7

Contract Committee	13

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	8

Pricing Committee*	13

Shareholder Communications and Relations Committee***	8

Investment Process Committee	8

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

8

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

9

	COMPENSATION TABLE

		Pension or
		retirement	Estimated annual
	Aggregate	benefits accrued	benefits from all	Total compensation
	compensation	as part of fund	Putnam funds upon	from all Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$3,816	$1,383	$110,500	$290,000

Charles B. Curtis/2001	$3,662	$2,050	$113,900	$300,000

Myra R. Drucker/2004(3)	$3,521	N/A	N/A	$290,000

Charles E. Haldeman, Jr/2004	$0	$0	N/A	$0

John A. Hill/1985(3)(4)	$5,338	$1,905	$161,700	$388,294

Paul L. Joskow/1997(3)	$3,680	$1,241	$113,400	$295,000

Elizabeth T. Kennan/1992(3)	$3,808	$1,755	$108,000	$300,000

Kenneth R. Leibler/2006(5)	N/A	N/A	N/A	$47,500

John H. Mullin, III/1997(3)(6)	$2,976	$1,530	$107,400	$185,000

Robert E. Patterson/1984	$3,708	$1,056	$106,500	$300,000

George Putnam, III/1984(4)	$4,067	$960	$130,300	$320,000

W. Thomas Stephens/1997(3)	$3,466	$1,460	$107,100	$290,000

Richard B. Worley/2004	$3,609	N/A	N/A	$300,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006 there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

10

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $13,982; Ms. Drucker - $901; Mr. Hill - $61,532; Dr. Joskow - $16,400; Dr. Kennan - $978; Mr. Mullin - $18,106; and Mr. Stephens - $1,552.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

11

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At December 31, 2006, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, an, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Percentage owned

A	Citigroup Global Markets Inc.	9.10%
	333 West 34th Street, 3rd floor
	New York, NY 10001

A	Merrill, Lynch, Pierce, Fenner & Smith	7.30%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

B	Citigroup Global Markets Inc.	10.50%
	333 West 34th Street, 3rd floor
	New York, NY 10001

B	Merrill, Lynch, Pierce, Fenner & Smith	8.70%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

C	Citigroup Global Markets Inc.	9.40%
	333 West 34th Street, 3rd floor
	New York, NY 10001

C	Merrill, Lynch, Pierce, Fenner & Smith	14.60%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

M	Edward D. Jones & Co.	26.90%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

M	William L. Rosenberg	8.90%
	3875 Vista Linda Dr.
	Encino, CA 91316-4455

M	Dawn Brenner TTEE	5.90%
	Grant Bennett Associates
	425 River Park Dr. Ste. 250
	Sacramento, CA 95815

M	Kathleen L. Bernath TTEE	5.20%
	650 Harrison Avenue
	Claremont, CA 91711-4538

Distribution fees

During fiscal 2006, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M

$4,014,511	$1,267,732	$235,099	$30,386

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

Fiscal	Total front-end	Sales charges retained by Putnam	Contingent
year	sales charges	Retail Management after dealer	deferred sales
		concessions	charges

2006	$1,085,671	$107,481	$8,751

2005	$1,076,302	$66,549	$5,027

2004	$1,014,607	$43,425	$19,166

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges

2006	$143,971

2005	$163,549

2004	$510,118

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges

2006	$3,033

2005	$1,962

2004	$6,685

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

Fiscal	Total front-end sales	Sales charges retained by Putnam Retail
year	charges	Management after dealer concessions

2006	$4,804	$552

2005	$2,846	$276

2004	$6,685	$296

Investor servicing and custody fees and expenses

During the 2006 fiscal year, the fund incurred $687,684 and $169,424, respectively, in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Leader and Portfolio Members managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

					Other accounts (including
					separate accounts, managed
					account programs and single-
Portfolio Leader or	Other SEC-registered open-end		Other accounts that pool assets		sponsor defined contribution
Member	and closed-end funds		from more than one client		plan offerings)

	Number of		Number of		Number of
	accounts	Assets	accounts	Assets	accounts	Assets

Thalia Meehan	20	$7,719,100,000	3	$900,000	3	$481,900,000

Brad Libby	20	$7,719,100,000	3	$900,000	3	$481,100,000

Susan McCormack	20	$7,719,100,000	3	$900,000	3	$481,100,000

Paul Drury	20	$7,719,100,000	3	$900,000	3	$481,000,000

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended September 30, 2006, are incorporated by reference into this SAI. The fund’s Annual Report for the fiscal year ended September 30, 2006 was filed electronically on November 28, 2006(File No. 811-03630). The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1
TAXES	II-31
MANAGEMENT	II-38
DETERMINATION OF NET ASSET VALUE	II-55

HOW TO BUY SHARES	II-57

DISTRIBUTION PLANS	II-66

INVESTOR SERVICES	II-74
SIGNATURE GUARANTEES	II-77
REDEMPTIONS	II-78
SHAREHOLDER LIABILITY	II-78
DISCLOSURE OF PORTFOLIO INFORMATION	II-78
PROXY VOTING GUIDELINES AND PROCEDURES	II-80
SECURITIES RATINGS	II-80
DEFINITIONS	II-84
APPENDIX A	II-85

1-26-07

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL.

Alternative Investment Strategies	Mortgage-backed and Asset-backed Securities
Bank Loans	Options on Securities
Borrowing	Preferred Stocks and Convertible Securities
Derivatives	Private Placements and Restricted Securities
Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)
Foreign Currency Transactions	Redeemable Securities
Foreign Investments and Related Risks	Repurchase Agreements
Forward Commitments and Dollar Rolls	Securities Loans
Futures Contracts and Related Options	Securities of Other Investment Companies
Hybrid Instruments	Short-term Trading
Industry and Sector Groups	Special Purpose Acquisition Companies
Inflation-Protected Securities	Structured investments
Initial Public Offerings (IPOs)	Swap Agreements
Inverse Floaters	Tax-exempt Securities
Lower-rated Securities	Warrants
Money Market Instruments	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the Investment Company Act of 1940. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings (IPOs)

The fund may purchase debt or equity securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund and Putnam Prime Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may from time to time invest all or a portion of its cash balances in Putnam Prime Money Market Fund or other money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and Expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities or certain other investment-grade, fixed-income securities (including, without limitation, certain corporate bonds and notes, commercial paper, mortgage-backed securities and short-term securities). Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “Options on Securities.”

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt securities, zero-coupon Tax-exempt securities, or “stripped” Tax-exempt securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “Zero-coupon and payment-in-kind bonds,” “Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage Related and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the fund’s investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year) (“Capital Gain Dividends”) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States

(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Insured Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Insured Municipal Fund will be taxable for purposes of the federal AMT.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investment by the fund in “passive foreign investment companies” could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the fund beginning before January 1, 2008, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (a “short-term capital gain dividend”). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals, Inc., Banta
1943), Trustee since 1994 and	Associates, Inc., a	Corporation (a printing and digital imaging firm),
Vice Chairman since 2005	private investment firm	Ryerson Tull, Inc. (a steel service corporation), the
	that she founded in	Mutual Fund Directors Forum, Advocate Health
	1986.	Care and BoardSource (formerly the National Center
for Nonprofit Boards). She is Chairman Emeritus of
the Board of Trustees, Mount Holyoke College,
having served as Chairman for five years and as a
board member for thirteen years. Until 2002, Ms.
Baxter was a Director of Intermatic Corporation (a
manufacturer of energy control products).

Charles B. Curtis (Born	President and Chief	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Operating Officer,	Trustee Advisory Council of the Applied Physics
	Nuclear Threat Initiative	Laboratory, Johns Hopkins University and serves as
	(a private foundation	a Director of Edison International and Southern
	dealing with national	California Edison. Until 2003, Mr. Curtis was a
	security issues) and	Member of the Electric Power Research Institute
	serves as Senior Advisor	Advisory Council and the University of Chicago
	to the United Nations	Board of Governors for Argonne National
	Foundation.	Laboratory. Prior to 2002, Mr. Curtis was a
Member of the Board of Directors of the Gas
Technology Institute and the Board of Directors of

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

the Environment and Natural Resources Program
Steering Committee, John F. Kennedy School of
Government, Harvard University. Until 2001, Mr.
Curtis was a Member of the Department of Defense
Policy Board and Director of EG&G Technical
Services, Inc. (a fossil energy research and
development support company).

Myra R. Drucker (Born	Ms. Drucker is Chair of	Ms. Drucker is an ex-officio member of the New York
1948), Trustee since 2004	the Board of Trustees of	Stock Exchange (NYSE) Pension Managers Advisory
	Commonfund (a not-for-	Committee, having served as Chair for seven years and
	profit firm specializing in	a member of the Executive Committee of the
	asset management for	Committee on Investment of Employee Benefit Assets.
	educational endowments	Until August 31, 2004, Ms. Drucker was Managing
	and foundations), Vice	Director and a member of the Board of Directors of
	Chair of the Board of	General Motors Asset Management and Chief
	Trustees of Sarah	Investment Officer of General Motors Trust Bank. Ms.
	Lawrence College, and a	Drucker also served as a member of the NYSE
	member of the Investment	Corporate Accountability and Listing Standards
	Committee of the Kresge	Committee and the NYSE/NASD IPO Advisory
	Foundation (a charitable	Committee. Prior to joining General Motors Asset
	trust). She is also a	Management in 2001, Ms. Drucker held various
	director of New York	executive positions in the investment management
	Stock Exchange LLC, a	industry. Ms. Drucker served as Chief Investment
	wholly-owned subsidiary	Officer of Xerox Corporation (a technology and service
	of the publicly-traded	company in the document industry), where she was
	NYSE Group, Inc., a	responsible for the investment of the company’s
	director of Interactive	pension assets. Ms. Drucker was also Staff Vice
	Data Corporation (a	President and Director of Trust Investments for
	provider of financial	International Paper (a paper products, paper
	market data, analytics and	distribution, packaging and forest products company)
	related services to	and previously served as Manager of Trust Investments
	financial institutions and	for Xerox Corporation.
individual investors), and
an advisor to RCM
Capital Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation,
Trustee since 1985 and	Reserve Corporation (a	TransMontaigne Oil Company, Continuum Health
Chairman since 2000	private equity buyout	Partners of New York and various private companies
	firm that specializes in	controlled by First Reserve Corporation, as well as
	energy investments in	Chairman of TH Lee, Putnam Investment Trust (a
	the diversified world-	closed-end investment company advised by an
	wide energy industry).	affiliate of Putnam Management). He is also a
Trustee of Sarah Lawrence College.

Paul L. Joskow (Born 1947),	Elizabeth and James	Director of National Grid Transco (a UK-based
Trustee since 1997	Killian Professor of	holding company with interests in electric and gas
	Economics and	transmission and distribution and
	Management, and	telecommunications infrastructure) and TransCanada
	Director of the Center	Corporation (an energy company focused on natural
	for Energy and	gas transmission and power services). He has also
	Environmental Policy	been President of the Yale University Council since
	Research at the	1993. Prior to February 2005, he served on the

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	Massachusetts Institute	board of the Whitehead Institute for Biomedical
	of Technology.	Research (a non-profit research institution). Prior to
February 2002, he was a Director of State Farm
Indemnity Company (an automobile insurance
company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company).

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities and is a Director
1938), Trustee since 1992	Kenneth Farm	of Talbots, Inc. (a distributor of women’s apparel).
	(thoroughbred horse and	She is a Trustee of National Trust for Historic
	cattle breeding). She is	Preservation, of Centre College and of Midway
	President Emeritus of	College (in Midway, Kentucky). Until 2006 she was
	Mount Holyoke College.	a Member of The Trustees of Reservations. Prior to
2001, Dr. Kennan served on the oversight committee
of the Folger Shakespeare Library. Prior to
September 2000, she was a Director of Chastain
Real Estate; and prior to June 2000, she was a
Director of Bell Atlantic Corp.

Kenneth R, Leibler (Born	Founding Chairman of the	Prior to October 2006, Mr. Leibler served as a director
1941), Trustee since 2006	Boston Options	of ISO New England, the organization responsible for
	Exchange, the nation’s	the operation of the electric generation system in the
	newest electronic	New England states. Prior to 2000, he was a director
	marketplace for the	of the Investment Company Institute in Washington,
	trading of derivatives	D.C. Prior to January, 2005, Mr. Leibler served as
	securities, and lead	Chairman and Chief Executive Officer of the Boston
	director of Ruder Finn	Stock Exchange. Prior to January 2000, he served as
	Group, a global	President and Chief Executive Officer of Liberty
	communications and	Financial Companies, a publicly traded diversified
	advertising firm. He	asset management organization. Prior to June 1990, he
	currently serves as a	served as President and Chief Operating Officer of the
	Trustee of Beth Israel	American Stock Exchange, the youngest person in
	Deaconess Hospital in	Exchange history to hold the title of President. Prior to
	Boston. Since 2003, he	serving as Amex President, he held the position of
	has served as a director of	Chief Financial Officer, and headed its management
	the Optimum Funds	and marketing operations.
group.

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin
1945), Trustee since 1984	Properties, L.P. and	Diabetes Center and a Director of Brandywine Trust
	Chairman of Cabot	Group, LLC. Prior to December 2001 and June
	Properties, Inc. (a	2003, Mr. Patterson served as a Trustee of Cabot
	private equity firm	Industrial Trust and Sea Education Association,
	investing in commercial	respectively.
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

W. Thomas Stephens (Born	Chairman and Chief	Director of TransCanada Pipelines Limited. Until
1942), Trustee since 1997	Executive Officer of	2004, Mr. Stephens was a Director of Xcel Energy
	Boise Cascade, L.L.C. (a	Incorporated (a public utility company), Qwest
	paper, forest product and	Communications and Norske Canada, Inc. (a paper
	timberland assets	manufacturer). Until 2003, Mr. Stephens was a
	company).	Director of Mail-Well, Inc. (a diversified printing
company). Prior to July 2001, Mr. Stephens was
Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves on the Executive Committee of the
1945), Trustee since 2004	Permit Capital LLC (an	University of Pennsylvania Medical Center. He is a
	investment management	Trustee of The Robert Wood Johnson Foundation (a
	firm). Prior to 2002, he	philanthropic organization devoted to health care
	served as Chief Strategic	issues) and Director of The Colonial Williamsburg
	Officer of Morgan	Foundation (a historical preservation organization).
	Stanley Investment	Mr. Worley also serves on the investment
	Management. He	committees of Mount Holyoke College and World
	previously served as	Wildlife Fund (a wildlife conservation organization).
President, Chief
Executive Officer and
Chief Investment Officer
of Morgan Stanley Dean
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Charles E. Haldeman, Jr.	President and Chief	Serves on the Board of Governors of the Investment
(Born 1948), Trustee since	Executive Officer of	Company Institute and as a Trustee of Dartmouth
2004	Putnam, LLC (“Putnam	College and Emeritus Trustee of Abington Memorial
	Investments”). Member	Hospital.
of Putnam Investments’
Executive Board of
Directors and Advisory
Council. Prior to
November 2003, Mr.
Haldeman served as Co-
Head of Putnam
Investments’ Investment
Division. Prior to joining
Putnam Investments in
2002, he served as Chief
Executive Officer of
Delaware Investments
and President and Chief
Operating Officer of
United Asset
Management.

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

*George Putnam III (Born	President of New	Director of The Boston Family Office, L.L.C. (a
1951), Trustee since 1984 and	Generation Research,	registered investment advisor), and a Trustee of St.
President since 2000	Inc. (a publisher of	Mark’s School and Shore Country Day School.
	financial advisory and	Until 2002, Mr. Putnam was a Trustee of the Sea
	other research services)	Education Association.
and of New Generation
Advisers, Inc. (a
registered investment
adviser to private funds).
Both firms he founded in
1986.

1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2005, there were 108 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

*Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the fund or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman, Jr. is President and Chief Executive Officer of Putnam Investments. George Putnam, III is the President of the Fund and each of the other Putnam Funds.

Officers

In addition to George Putnam III, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund, with the exception of George Putnam III, are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer and
(Born 1938), Executive Vice		Principal Executive Officer, The Putnam Funds.
President, Principal Executive
Officer, Associate Treasurer
and Compliance Liaison

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Senior Vice		Funds. Prior to 2004, Managing Director, Putnam
President and Treasurer		Investments.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments.
(Born 1958), Vice President		Prior to 2001, Partner, PricewaterhouseCoopers
and Principal Financial Officer		LLP.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Janet C. Smith	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1965), Vice President,		Management
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments.
(Born 1958), Vice President

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments,
(Born 1955), Vice President		Putnam Management and Putnam Retail
and Chief Legal Officer		Management. Prior to 2004, Mr. McNamara was
General Counsel of State Street Research &
Management Company.

Charles A. Ruys de Perez	Since 2004	Managing Director, Putnam Investments, Putnam
(Born 1957), Vice President		Management and Putnam Retail Management.
and Chief Compliance Officer

James P. Pappas	Since 2004	Managing Director, Putnam Investments. During
(Born 1953), Vice President		2002, Mr. Pappas was Chief Operating Officer of
Atalanta/Sosnoff Management Corporation. Prior to
2001, he was President and Chief Executive Officer
of UAM Investment Services, Inc.

Richard S. Robie, III	Since 2004	Senior Managing Director, Putnam Investments.
(Born 1960), Vice President		Prior to 2003, Mr. Robie was Senior Vice President
of United Asset Management Corporation.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Investments
(Born 1957),Vice President
and Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Standing Committees of the Board of Trustees

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange and the American Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Hill, Leibler and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill and Patterson.

Brokerage Committee. The Brokerage Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding: the selection of brokers and dealers to execute portfolio transactions; the establishment of brokerage commissions rates; and the generation and use of soft dollar credits. The Committee also oversees the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding payments made, the quality of execution obtained by the funds, and the value of research obtained by Putnam Management in connection with their portfolio transactions on behalf of the funds. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Mr. Putnam.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to the engagement of Putnam Management and its affiliates to provide services to the funds and the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of class B shares into class A shares of the funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Kennan and Messrs. Curtis and Worley.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and approves such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommended distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Curtis. Investment Oversight Committee B currently consists of Drs. Joskow (Chairperson) and Kennan and Mr. Stephens. Investment Committee C currently consists of Messrs. Leibler (Chairperson), Patterson and Putnam. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Haldeman and Hill.

Investment Process Committee. The Investment Process Committee complements the work of the Investment Oversight Committees by monitoring Putnam Management’s investment philosophies, investment processes and investment personnel. The Committee reviews Putnam Management’s research capabilities; risk management processes; recruiting, training and compensation of investment personnel; performance measurement; and portfolio construction. The Committee currently consists of Ms. Drucker (Chairperson), Dr. Joskow and Mr. Putnam.

Marketing Committee. The Marketing Committee oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reviews (i) services provided by Putnam Retail Management under its Distributor’s Contracts with the funds, (ii) sales charges imposed in connection with the sale of fund shares, (iii) expenditure of the funds’ assets for distribution and shareholder services pursuant to Distribution Plans of the funds, (iv) financial arrangements between Putnam Retail Management and financial intermediaries related to the sale of fund shares and (v) compliance by Putnam Retail Management with applicable federal and state laws and regulations governing the sale of fund shares. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management in connection with the sale of fund shares. The Committee currently consists of Mr. Curtis (Chairperson), Ms. Baxter, Dr. Kennan and Mr. Worley.

Pricing Committee. The Pricing Committee oversees the implementation of the funds’ policies and procedures for achieving accurate and timely pricing of the funds’ shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports on various other matters, including reports on the liquidity of portfolio securities. The Committee currently consists of Mr. Stephens (Chairperson) and Messrs. Hill, Leibler and Patterson.

Shareholder Communications and Relations Committee. The Shareholder Communications and Relations Committee reviews certain communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee oversees the policies and procedures pursuant to which such shareholder communications are prepared, and the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding the costs to the funds of preparing and distributing such communications. The Committee also reviews periodic reports regarding comments and suggestions received with respect to such communications. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management, The Putnam Advisory Company, LLC (a wholly-owned subsidiary of Putnam Advisory Company, Limited Partnership), PIL (a wholly-owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition, for all funds through the end of the fund’s fiscal year ending in 2007, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and Expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Europe Equity Fund, Putnam

International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth & Income Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth and Income Fund, if any, managed by PIL from time to time, and 0.40% of the average aggregate net asset value of the portion of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund and Putnam High Yield Trust, if any, managed by PIL from time to time.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

The Sub-Adviser

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of certain funds as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL. PAC is currently authorized to serve as the sub-adviser, to the extent determined by Putnam Management or PIL, for Putnam International Equity Fund. PAC serves as sub-adviser pursuant to the terms of a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management or, with respect to portions of the fund’s assets for which PIL acts as sub-manager, PIL (and not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average aggregate net asset value of the portion of the fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of the fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will determine whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management (and, if applicable, PIL). PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Leader(s) and Portfolio Member(s), please refer to “Who manages the fund(s)?” in the prospectus and “Other Accounts Managed By The Fund’s Portfolio Managers” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, including most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act). Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, economic analysis, investment research, industry and company reviews, statistical information, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management is not permitted to use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products that may be used both for investment- and non-investment-related purposes).

In general, Putnam Management does not allow the funds’ portfolio transactions to be used to generate soft dollar credits to pay for brokerage and research services generated by third parties, except that Putnam Management may allocate fund trades to generate soft dollar credits for third party investment research reports and related fundamental investment research (i) when trading through the firm generating the research would not be feasible or consistent with seeking most favorable price and execution, (ii) the research is not generally available for purchase other than through soft dollars or direct execution and (iii) where the total amount allocated to these third party services does not exceed 8% of the total commissions of all clients of Putnam Management and certain of its affiliates in the aggregate for any calendar year (although more than 8% of the fund’s commissions or a particular fund’s commissions in a year may be used to pay for such third-party research services). In addition to generating soft-dollar credits to pay for these permitted third-party services, Putnam Management may instruct executing brokers to “step out” a portion of the trades placed with them to the providers of such services, subject to the aggregate 8% limit mentioned above.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the 1934 Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the Putnam Investments Code of Ethics) and by the fund (the Putnam Funds Code of Ethics). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund. For Putnam Prime Money Market Fund, the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers that are not affiliated with PFTC also receive payments from PFTC in recognition of services they provide to shareholders or retirement plan participants that invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for the payments to an affiliate described below and except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to Mercer HR Services, LLC (“MHRS”), an affiliate of PFTC, effective January 1, 2005. In connection with that transfer, PFTC has agreed to pay MHRS 0.386% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. These services were previously provided to such participants by PFTC. Putnam Retail Management has also agreed to make additional transitional payments to MHRS (or one of MHRS’s affiliates) (i) during 2005 of 0.154% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business and (ii) during 2006 of 0.077% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business. Such additional transitional payments are expected to cease after 2006.

Custodian

Effective January 1, 2007, the fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. PFTC, the fund’s previous custodian, is managing the transfer of the fund’s assets to State Street. This transfer is expected to be completed during the first half of 2007. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it.

PFTC will remain custodian with respect to fund assets until the assets are transferred, performing similar services to those described for State Street. PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The fund pays State Street and PFTC an annual fee based on the fund’s assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of-

pocket expenses. In addition to the fees the fund pays to PFTC for providing custody services, the fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services.

The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian. See “Charges and expenses” in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the “Exchange”) is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to SEC Rule 2a-7. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581). Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Putnam Prime Money Market Fund. The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from the provisions set forth below for other Putnam funds. The fund’s prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds. No initial or contingent deferred sales charges apply to shares of the fund.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

On sales of class A shares of $1 million or above to retail investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds and RetirementReady Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.25%	5.00%	3.25%	3.00%
50,000 but under 100,000	4.00	3.75	2.25	2.00
100,000 but under 250,000	3.00	2.75	1.25	1.00
250,000 but under 500,000	2.25	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Taxable and Tax-Free Income Funds only (except for Money Market Funds, Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	3.75%	3.50%	3.25%	3.00%
50,000 but under 100,000	3.75	3.50	2.25	2.00
100,000 but under 250,000	3.00	2.75	1.25	1.00
250,000 but under 500,000	2.25	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 100,000	3.25%	3.00%	2.00%	1.80%
100,000 but under 250,000	2.50	2.25	1.25	1.00
250,000 but under 500,000	2.00	1.75	1.00	1.00
500,000 but under 1,000,000	1.50	1.25	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

*The fund will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Purchases of $1 million or more of class A shares. Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the eighteenth-month anniversary of the purchase falls, unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply. Shares purchased prior to October 3, 2005 by investors other than qualified benefit plans continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, subject to the same exceptions.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased on or after October 3, 2005 without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the eighteenth-month anniversary of the original purchase falls. Shares of a Putnam fund that are purchased prior to October 3, 2005 by investors other than qualified benefit plans and subsequently exchanged for class A or class T shares of Putnam Money Market Fund or class A shares of Putnam Tax Exempt Money Market Fund continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of the original purchase, subject to the exceptions stated in the preceding paragraph.

Putnam Retail Management will retain any CDSC imposed on redemptions of class A shares to compensate it for the up-front commissions paid to financial intermediaries for class A share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Class M CDSC and dealer commission
All growth, blend, value and asset allocation funds:	0.65%
All income funds (except Putnam Money Market Fund):	0.40%
Putnam Money Market Fund	0.15%

Commission payments and CDSCs for class B and class C shares. Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.

Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert into class A shares on or around the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee and

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the NASD and/or SEC regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

A Statement of Intention in effect before March 30, 2006 may include purchases of shares made not more than 90 days prior to the date than an investor signs a Statement.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Purchases of class A and class M shares by qualified groups registered before March 30, 2006. The group purchase discount is not available to new groups. Members of qualified groups registered with Putnam Retail Management prior to March 30, 2006 may purchase class A shares of equity funds at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares of all funds at net asset value.

Members of qualified groups may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services upon request as to the eligibility of the purchasing members of the group. Failure to comply with these conditions may result in the disqualification of group members from using the group discount for future purchases.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “SALES CHARGES AND OTHER SHARE CLASS FEATURES—RETAIL INVESTORS.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Insured Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Florida Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before	Putnam Pennsylvania Tax Exempt Income Fund
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Insured Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Florida Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate	Fund

0.65%	All growth, blend, value and asset allocation funds
currently making payments under a class M
distribution plan

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Money
Market Fund)

0.15%	Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate	Fund

0.10%	Putnam Prime Money Market Fund

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described above and in the section “Distribution Plans,” dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above under “Distribution Plans.” For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

A.G. Edwards & Sons, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Advantage Capital Corporation	MetLife Securities, Inc

AIG Financial Advisors, Inc.	ML Life Insurance Company of New York

American General Securities Incorporated	Morgan Stanley DW Inc.

American Portfolios Financial Services, Inc.	Multi-Financial Services Corporation

Ameriprise Financial Services, Inc.	Mutual Service Corporation

Associated Securities Corporation	National Planning Corporation

AXA Financial Services, Inc.	New England Securities Corporation

Bank of New York	Next Financial Group, Inc,

Bank One Securities Inc.	NFP Securities, Inc.

Cadaret, Grant & Co. Inc	Oppenheimer & Co. Inc.

Chase Investment Services Corp.	People’s Securities

Citicorp Investment Services	PFS Investments, Inc.

Citigroup Global Markets, Inc.	Piper Jaffray & Co

Commonwealth Equity Services	PNC Investments

Contemporary Financial Solutions	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

Edward D. Jones & Co	Raymond James Financial Services, Inc.

Financial Network Investment Corp.	RBC Dain Rauscher, Inc.

FSC Securities Corporation	Robert W. Baird & Co. Incorporated

Genworth Financial Securities Corp.	Royal Alliance Associates

Goldman, Sachs and Co.	Securities America Financial Corporation, Inc.

HD Vest Investment Securities, Inc.	Signator Investors, Inc.

ING Financial Advisers, LLC	SII Investments

ING Financial Partners	SMBC Friend Securities Co., Ltd.

INVEST Financial Corporation	SunTrust Investment Services, Inc.

Investment Centers of America, Inc.	TCF Investments, Inc.

J.P. Morgan Securities Inc.	Terra Securities Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	United Planners Financial Services of America

Lincoln Investment Planning, Inc.	Wachovia Securities, LLC

Linsco/Private Ledger Corp.	Walnut Street Securities, Inc.

M L Stern & Company	Waterstone Financial Group Inc.

M&T Securities, Inc	Wells Fargo Investments, LLC

McDonald Investments, Inc.	WM Financial Services

Mellon Financial Markets, LLC	Woodbury Financial Services, Inc.

Merrill Lynch Life Insurance Company

Additional dealers may receive marketing support payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

ADP Broker-Dealer, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Ameriprise Financial Services, Inc.	MFS Heritage Trust Company

AST Trust Company	MFS Retirement Services, Inc.

BISYS Retirement Services, Inc.	MidAtlantic Capital Corporation

Ceridian Retirement Plan Services, Inc.	National Financial Services LLC

Charles Schwab & Co., Inc.	Nationwide Investment Services Corp

Charles Schwab Trust Company	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualifed Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Plan Administrators, Inc.

Dyatech, LLC	Principal Life Insurance Co.

ExpertPlan, Inc.	Princor Financial Services, Inc.

Financial Administrative Services Corp.	Reliance Trust Company

Fiserv Trust Company	SunTrust Bank

Hartford Life Insurance Co.	Trusource, a division of Union Bank of California,
N.A.

Invesmart, Inc.	Union Bank of California, N.A.

July Business Services	Upromise Investments, Inc.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Additional dealers may receive program servicing payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “Management – Investor Servicing Agent and Custodian,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “Management – Investor Servicing Agent and Custodian” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company’s signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief

Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings(2)	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in six other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see the prospectus for these funds’ target allocations.

(2) Money market funds do not currently make full quarterly holdings available on the Putnam Investments website.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

The fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by Putnam Management’s Compliance Department. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian and sub-custodians, which currently include State Street Bank and Trust Company, Mellon Bank N.A., Brown Brothers Harriman & Co., UMB Bank, N.A., JP Morgan Chase Bank, and Citibank N.A., the fund’s independent registered public accounting firm, legal counsel, and financial printer (McMunn Associates, Inc.), and the fund’s proxy voting services, currently Glass, Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. Any such firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

“Putnam Management”	--	Putnam Investment Management, LLC, the fund’s
investment manager.

“Putnam Retail Management”	--	Putnam Retail Management Limited Partnership, the
fund’s principal underwriter.

“Putnam Fiduciary Trust Company”	--	Putnam Fiduciary Trust Company, a custodian of the
fund’s assets.

“Putnam Investor Services”	--	Putnam Investor Services, a division of Putnam
Fiduciary Trust Company, the fund’s investor
servicing agent.

“Putnam Investments”	--	The name under which Putnam LLC, the parent
company of Putnam Management and its affiliates,
generally conducts business.

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

· is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

· serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established a nominating committee composed of at least a majority of outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

· the board does not have at least a majority of independent non-executive directors,

· the board has not established nomination committees composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted January 13, 2006

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Putnam California
Tax Exempt
Income Fund

1| 30| 07

Prospectus

CONTENTS

Fund summary	2
Goal	2
Main investment strategies	2
Main risks	2
Performance information	3
Fees and expenses	4
What are the fund’s main investment
strategies and related risks?	6
Who manages the fund?	12
How does the fund price its shares?	17
How do I buy fund shares?	17
How do I sell fund shares?	25
How do I exchange fund shares?	27
Policy on excessive short-term trading	28
Fund distributions and taxes	31
Financial highlights	33

Class A, B, C and M shares
Investment Category: Tax-Exempt

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may qualify for sales charge discounts on class A or class M shares. Please notify your financial advisor of other accounts that may help you obtain a sales charge discount. See “How do I buy fund shares?” for details.

Fund summary

GOAL

The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as we believe to be consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES —
TAX EXEMPT INVESTMENTS

We invest mainly in bonds that:

* pay interest that is exempt from federal income tax and California personal income tax but that may be subject to federal alternative minimum tax (AMT),

* are investment-grade in quality, and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, we invest so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. This investment policy cannot be changed without the approval of the fund’s shareholders.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that the issuers of the fund’s investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that interest the fund receives might be taxable.

2    P R O S P E C T U S

* The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of one of the fund’s classes of shares, class A shares. The table following the chart compares the fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of its future performance.

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 4.56% (quarter ending 9/30/02) and the lowest return for a quarter was –2.36% (quarter ending 6/30/99).

3   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/06)

	Past	Past	Past
	1 year	5 years	10 years

Class A before taxes	0.53%	4.11%	4.68%
Class A after taxes on distributions	0.47%	3.90%	4.55%
Class A after taxes on distributions
and sale of fund shares	1.82%	4.10%	4.64%
Class B before taxes	–1.08%	3.93%	4.41%

Class C before taxes	2.69%	4.10%	4.25%
Class M before taxes	0.84%	3.92%	4.39%
Lehman Municipal Bond Index
(no deduction for fees, expenses or taxes)	4.84%	5.53%	5.76%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges. Class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/06 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/26/99), performance shown for this class in the table is based on the performance of the fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C shares.

The fund’s performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Except as noted, expenses are based on the fund’s last fiscal year.

4    P R O S P E C T U S

Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	3.75%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.25%	NONE	1.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

				Total Annual
	Management	Distribution	Other	Fund Operating
	Fees	(12b-1) Fees	Expenses	Expenses

Class A	0.48%	0.21%†	0.06%	0.75%
Class B	0.48%	0.85%	0.06%	1.39%
Class C	0.48%	1.00%	0.06%	1.54%
Class M	0.48%	0.50%	0.06%	1.04%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” for details.

** A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

† Represents a blended rate. 12b-1 fees for class A shares are paid at a rate equal to the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

5    P R O S P E C T U S

	1 year	3 years	5 years	10 years

Class A	$449	$606	$776	$1,270
Class B	$642	$740	$961	$1,494*
Class B (no redemption)	$142	$440	$761	$1,494*
Class C	$257	$486	$839	$1,834
Class C (no redemption)	$157	$486	$839	$1,834
Class M	$428	$645	$880	$1,555

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees.

Conversion occurs eight years after purchase.

What are the fund’s main investment
strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund’s goal by investing mainly in tax-exempt investments. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund’s main investment strategies follows.

* Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service or the California tax authorities could make the income from some of these obligations taxable. Investments in securities of issuers located outside California may be applied toward meeting a requirement to invest in a tax-exempt investment if the security pays interest that is exempt from federal and California income tax.

Interest income from private activity bonds may be subject to federal AMT, and for corporate shareholders, is also generally subject to California AMT. As a policy that cannot be changed without the approval of fund shareholders, we cannot include these investments for the purpose of complying with the 90% investment policy described in the “Main Investment Strategies” section. For more information, including possible state, local and other taxes, contact your tax advisor.

6    P R O S P E C T U S

* General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

* Special revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

7    P R O S P E C T U S

We invest mostly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may invest up to 25% of the fund’s total assets in non-investment-grade investments. However, we will not invest in investments that are rated lower than BB or its equivalent by each agency rating the investment, or are unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

* Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. These investments may cause the value of the fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

8    P R O S P E C T U S

Investing mostly in tax-exempt investments of a single state makes the fund more vulnerable to that state’s economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

* the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

* the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes, and

* economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax-exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, or index. We may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

9    P R O S P E C T U S

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

10    P R O S P E C T U S

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $5,879 in brokerage commissions during the last fiscal year, representing less than 0.01% of the fund’s average net assets. Of this amount, no payments were made to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares results in a “combined cost ratio” of 0.75% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

11   P R O S P E C T U S

Turnover Comparison

	2006	2005	2004	2003	2002

Putnam California Tax Exempt
Income Fund	12%	21%	13%	22%	7%

Lipper California Municipal
Debt Funds Average*	22%	17%	24%	31%	23%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of 12/31/06.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2006. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.48% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

12    P R O S P E C T U S

* Investment management team. Putnam’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Tax Exempt Fixed-Income Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Thalia Meehan	2006	Putnam Management	Team Leader, Tax Exempt Fixed
		1989 – Present	Income Team

			Previously, Director, Tax
			Exempt Research
	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Paul Drury	2002	Putnam Management	Tax Exempt Specialist
		1989 – Present	Previously, Portfolio
			Manager; Senior Trader

Brad Libby	2006	Putnam Management	Tax Exempt Specialist
		2001 – Present	Previously, Analyst

Susan McCormack	2002	Putnam Management	Tax Exempt Specialist
		1994 – Present	Previously, Portfolio
			Manager

* Other funds managed by the Portfolio Leader and Portfolio Members. As of January 30, 2007, Thalia Meehan was Portfolio Leader and Paul Drury, Brad Libby and Susan McCormack were Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania. In addition, this group manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust and Putnam Tax Exempt Income Fund.

13    P R O S P E C T U S

Paul Drury was the Portfolio Leader and Brad Libby, Susan McCormack and Thalia Meehan were Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund and Putnam Tax-Free High Yield Fund. Paul Drury, Brad Libby, Susan McCormack and Thalia Meehan may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members.

During the fiscal year ended September 30, 2006, Brad Libby and Thalia Meehan joined the fund’s management team as Portfolio Members and former Portfolio Leader David Hamlin left the fund’s management team. Subsequent to the fiscal year end, James St. John left the fund’s management team and Thalia Meehan became Portfolio Leader. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Richard Wyke (May 2002–September 2003), David Hamlin (October 2003–September 2006) and James St. John (September 2006–January 2007).

* Fund ownership. The following table shows the dollar ranges of shares of the fund and all Putnam funds owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/05.

14     P R O S P E C T U S

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2006, all of the 11 Trustees then on the Board of Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$14,000	$418,000,000

Trustees	$35,000	$ 90,000,000

* Putnam fund ownership by Putnam’s Executive Board. The following table shows how much the members of Putnam’s Executive Board have invested in the Putnam funds (in dollar ranges). Information shown is as of the end of the fund’s last two fiscal years.

Putnam Executive Board

$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006	•
Chief Technology Officer	2005	•

Joshua Brooks	2006	•
Deputy Head of Investments	2005	•

William Connolly	2006	•
Head of Retail Mgmt	2005	•

Kevin Cronin	2006	•
Head of Investments	2005	•

Charles Haldeman, Jr.	2006	•
President and CEO	2005	•

Amrit Kanwal	2006	•
Chief Financial Officer	2005	•

Steven Krichmar	2006	•
Chief of Operations	2005	•

Francis McNamara, III	2006	•
General Counsel	2005	•

Jeffrey Peters	2006	•
Head of International Business N/A

Richard Robie, III	2006	•
Chief Administrative Officer	2005	•

Edward Shadek	2006	•
Deputy Head of Investments	2005	•

Sandra Whiston	2006	•
Head of Institutional Mgmt	2005	•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

15    P R O S P E C T U S

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, California Municipal Debt Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

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How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value.The fair value determined for an investment may differ from recent market prices for the investment.

The fund’s tax-exempt investments are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees. Such services determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, quotations from bond dealers, market transactions in comparable securities and various relationships, generally recognized by institutional traders, between securities in determining value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make subsequent investments in any amount. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Currently, Putnam is waiving the minimum, but reserves the right to reject initial investments under the minimum.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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You can open an account:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.Alternatively, you may request an account application from Putnam Investor Services. Simply complete the application and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

* Through systematic investing. You may open an account by filling out the systematic investing section of the account application. Simply specify the frequency of regular investments (weekly, semi-monthly or monthly) through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or by calling Putnam Investor Services at 1-800-225-1581.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Other methods of making subsequent investments:

Via the internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank

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before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the “Fees and expenses” section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Please consult your financial advisor as to which share class is most appropriate for you. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 3.75%

* Lower sales charges available for investments of $100,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

Class B shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

* Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

* Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

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Class C shares

* No initial sales charge; your entire investment goes to work immediately

* Deferred sales charge of 1.00% if shares are sold within one year of purchase

* Higher annual expenses, and lower dividends, than class A, B or M shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class C shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges available for investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

* No conversion to class A shares, so future 12b-1 fees do not decline over time

* Orders for class M shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.

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Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	3.90%	3.75%	3.36%	3.25%
50,000 but under 100,000	3.90	3.75	2.30	2.25
100,000 but under 250,000	3.09	3.00	1.27	1.25

250,000 but under 500,000	2.30	2.25	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

* Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through differ ent financial advisors. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

* Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a speci fied amount within a period of 13 months. For each purchase you make under the statement of intention you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a state ment of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the statement of intention.

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Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

* Individual accounts

* Joint accounts

* Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

* Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

* Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial advisor at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial advisor may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial advisor. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting “Mutual Funds,” and in the SAI.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. A different CDSC may apply to class A shares purchased before October 3, 2005 and redeemed within two years of purchase. Please see the SAI for more information.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class B and class M shares to 0.85% and 0.50% of average net assets, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below).

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These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan.

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These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2006 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

You can sell your shares back to the fund any day the NYSE is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee

25    P R O S P E C T U S

applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

26    P R O S P E C T U S

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

* Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The

27    P R O S P E C T U S

telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnam.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 7 days or less (including shares purchased by exchange). The short-term trading fee will not apply in certain circumstances, such as exchanges in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the fee will apply only to exchanges of shares purchased by exchange. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or

28    P R O S P E C T U S

sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and may increase the taxable distributions received from the fund.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, such as stock of smaller issuers.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege.

29    P R O S P E C T U S

The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

In addition to enforcing these exchange parameters, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management

30    P R O S P E C T U S

will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year.

These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as “undeliverable,” fund distributions will automatically be reinvested in the fund or in another Putnam fund.

Fund distributions designated as “exempt-interest dividends” are generally not subject to federal income tax. In addition, distributions derived from interest on California tax-exempt investments will be exempt from

31    P R O S P E C T U S

California personal income tax (but not California franchise and corporate income tax). However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. California does not tax any portion of social security or railroad retirement benefits. In addition, an investment in the fund may result in liability for federal AMT, both for individual and corporate shareholders.

For California personal income tax purposes, distributions derived from interest on (i) California tax-exempt investments and (ii) obligations of the United States (or other obligations), which pay interest exempt from California personal income taxation under the Constitution or laws of the United States are not taxable. Distributions derived from other sources will be taxable as ordinary income or as long-term capital gain, whether paid in cash or reinvested in additional shares.

The fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax and California personal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to you as such when it is distributed.

The fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income other than “exempt-interest dividends” are taxable as ordinary income. Generally, gains realized by the fund on the sale or exchange of investments are taxable to you, even though the income from such investments generally is tax-exempt. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

32    P R O S P E C T U S

The fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by KPMG LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

33    P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
September 30, 2006	$8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	—(c)	$8.23	4.09	$1,959,603.75		4.17	11.70
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	—(c)	8.43	4.08	2,057,513.75		4.20	21.15
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)	(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)	(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39
September 30, 2002	8.71	.41	.15	.56	(.41)	(.02)	(.43)	—	8.84	6.69	2,739,618.75		4.82	6.50

CLASS B
September 30, 2006	$8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	—(c)	$8.22	3.46	$120,918	1.39	3.52	11.70
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	—(c)	8.42	3.40	178,443	1.40	3.55	21.15
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)	(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)	(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39
September 30, 2002	8.70	.36	.15	.51	(.36)	(.02)	(.38)	—	8.83	6.00	420,977	1.40	4.17	6.50

CLASS C
September 30, 2006	$8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	—(c)	$8.26	3.24	$23,147	1.54	3.37	11.70
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	—(c)	8.46	3.21	24,333	1.55	3.40	21.15
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)	(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)	(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39
September 30, 2002	8.74	.35	.15	.50	(.35)	(.02)	(.37)	—	8.87	5.83	30,974	1.55	4.00	6.50

CLASS M
September 30, 2006	$8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	—(c)	$8.21	3.79	$6,115	1.04	3.87	11.70
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	—(c)	8.41	3.76	6,279	1.05	3.90	21.15
September 30, 2004	8.61	.35	— (c)	.35	(.37)	(.04)	(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)	(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39
September 30, 2002	8.69	.39	.15	.54	(.39)	(.02)	(.41)	—	8.82	6.38	15,668	1.05	4.51	6.50

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Amount represents less than $0.01 per share.

34/35   P R O S P E C T U S

For more information
about Putnam California
Tax Exempt Income Fund

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 41203
Providence, Rhode Island 02940-1203

www.putnam.com

File No. 811-03630

240465 1/07

Putnam California Tax Exempt Income Fund

9|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes

Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam

California Tax

Exempt Income

Fund

9| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	42
About the Trustees	43
Officers	47

Cover photograph: © Richard H. Johnson

Message from the Trustees

Putnam California Tax Exempt Income Fund:

potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market — it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market — enables it to establish trends and shape demand in municipal bond markets across the country.

The fund capitalizes on the opportunities available in California by investing in a range of bonds — primarily investment-grade — across various sectors. When deciding whether to invest in a bond, the fund’s management team primarily considers credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2006

Results for investors subject to lower tax rates would not be as advantageous.

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California. Municipal bonds help finance public projects, such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income tax.

Highlights

• For the 12 months ended September 30, 2006, Putnam California Tax Exempt Income Fund’s class A shares returned 4.09% without sales charges.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.45% .

• The average return for the fund’s Lipper category, California Municipal Debt Funds, was 4.22% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 9/30/06

Since the fund's inception (4/29/83), average annual return is 7.28% at NAV and 7.10% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	5.24%	4.83%	66.58%	60.29%

5 years	4.43	3.61	24.19	19.40

3 years	4.24	2.94	13.27	9.09

1 year	4.09	0.22	4.09	0.22

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Prompted by a brisk U.S. economy and rising oil prices, the Fed maintained upward pressure on interest rates for much of the fiscal year ended September 30, 2006, as it sought to reduce the prospect of inflation. Meanwhile, investors continued to bid up prices of higher-yielding bonds. Your fund’s emphasis on tobacco settlement bonds was an advantage during the period, helping to keep its results at net asset value (NAV, or without sales charges) relatively in line with the average for its Lipper category. However, the fund’s generally higher credit quality and modest exposure to longer-term bonds caused its results to lag its benchmark index. Although the portfolio’s underweight position in longer-maturity bonds and high-risk market areas like airlines was a drawback during the period, we stand by the prudence of these strategies and continue to emphasize diversification during this volatile market period.

Market overview

Following a string of 17 increases in the federal funds rate —including six that occurred during the fund’s fiscal year — the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

Reflecting the Fed’s activity, yields on shorter-term bonds rose dramatically during the period, while yields on intermediate- and long-term bonds declined, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

A generally healthy economy, coupled with robust demand, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of

Market sector performance
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds

Lehman Municipal Bond Index
(tax-exempt bonds)	4.45%

Lehman Aggregate Bond Index
(broad bond market)	3.67%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	3.30%

Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)	3.37%

Equities

S&P 500 Index
(broad stock market)	10.79%

S&P Utilities Index
(utilities stocks)	4.77%

Russell 2000 Index
(small-company stocks)	9.92%

lower-rated bonds was primarily the result of strong demand from buyers searching for higher yields. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and bonds secured by land agreements. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds. Limited issuance of tobacco settlement-related securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that detracted moderately from results as bonds with longer maturities generally outperformed those with shorter maturities. In order to keep the fund’s duration relatively short, we limited exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the changing interest-rate environment, we had extended the fund’s duration by the end of the period, but still maintained a defensive posture relative to the peer group.

The fund’s higher overall credit quality compared to other funds in its peer group held back performance, as the lowest-quality tiers of the municipal bond market delivered the strongest results during the period. Although we continue to seek opportunities among lower-rated bonds that meet our credit standards, we believe valuations at the low-quality tiers of the market have become stretched and intend to continue favoring higher-quality bonds over the near term.

Your fund’s holdings

In spite of the ongoing legal challenges faced by the tobacco industry, your fund’s emphasis on tobacco settlement bonds continued to contribute favorably to performance. The relatively high interest these bonds pay is secured by tobacco companies’ settlement obligations to the states, so they generally offer higher yields than bonds of comparable quality. An improving litigation environment has led to higher prices for these bonds. The most recent class action challenge to the industry, launched this spring, had relatively little effect on the market. Moreover, we think tobacco settlement bonds provide valuable diversification, since their performance is not as closely tied to economic

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

6

growth as that of other, more economically sensitive holdings. The fund owns tobacco settlement bonds issued in

California and Puerto Rico.

General obligation bonds issued by Puerto Rico were downgraded in May due to financial turmoil that led to a partial government shutdown. Prices of uninsured Puerto Rico bonds declined, providing us an opportunity to add to the fund’s holdings at favorable price levels. We purchased Puerto Rico Government Development Bank bonds in May at attractive valuations. Puerto Rico bonds rallied late in the period, offsetting the sector’s earlier underperformance.

Credit spreads — the difference in yield between lower-and higher-rated bonds — continued a narrowing trend that started early in 2003, as investors became more aggressive in pursuit of income. Rising corporate profits also improved the financial strength of some issuers, and their bonds rose in value. Reflecting this trend, several industrial development bonds (IDBs) were among the fund’s strongest performers. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality.

Several of the fund’s IDBs were pre-refunded during the fiscal year, and the fund’s performance benefited as a result.

Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at lower interest rates. The proceeds are then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating, and usually its price. Fund holdings that were pre-refunded included certain bonds issued by the California Department of Water Resources in 2002 when interest rates were high and the state was in the grip of a power crisis.

Another area we find interesting is the single-family housing market. Rising interest rates and declining mortgage prepayments have benefited this sector, although attractive investments appropriate for this fund are difficult to find. In September we were able to purchase some California Housing Finance Authority AMT Home Mortgage bonds that combine a relatively high rating and an attractive yield.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 9/30/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

7

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

It appears that the Fed has left the door open for future rate increases as it continues its efforts to engineer a “soft landing” for the economy. (A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits.) Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain, relative to your fund’s peer group, an overweight allocation to the sector, believing that the bonds continue to offer an attractive risk/reward profile. We are also seeking to maintain the fund’s exposure to the single-family housing sector.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

8

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.28%	7.10%	6.47%	6.47%	6.42%	6.42%	6.85%	6.70%

10 years	66.58	60.29	56.14	56.14	53.76	53.76	61.45	56.33
Annual average	5.24	4.83	4.56	4.56	4.40	4.40	4.91	4.57

5 years	24.19	19.40	20.16	18.27	19.26	19.26	22.32	18.30
Annual average	4.43	3.61	3.74	3.41	3.59	3.59	4.11	3.42

3 years	13.27	9.09	11.03	8.17	10.66	10.66	12.13	8.58
Annual average	4.24	2.94	3.55	2.65	3.43	3.43	3.89	2.78

1 year	4.09	0.22	3.46	-1.42	3.24	2.26	3.79	0.46

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/96 to 9/30/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,614 and $15,376, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,633. See first page of performance section for performance calculation method.

9

Comparative index returns For periods ended 9/30/06

		Lipper California
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.74%	7.28%

10 years	77.49	67.68
Annual average	5.90	5.29

5 years	28.66	24.84
Annual average	5.17	4.53

3 years	13.68	14.16
Annual average	4.37	4.50

1 year	4.45	4.22

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 121, 115, 97, and 73 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income[1]	$0.340928		$0.288182	$0.276608	$0.315906

Capital gains[2]

Long-term	0.187700		0.187700	0.187700	0.187700

Short-term	0.000400		0.000400	0.000400	0.000400

Total	$0.529028		$0.476282	$0.464708	$0.504006

Share value:	NAV	POP	NAV	NAV	NAV	POP
9/30/05	$8.43	$8.76	$8.42	$8.46	$8.41	$8.69

9/30/06	8.23	8.55	8.22	8.26	8.21	8.49

Current yield (end of period)
Current dividend rate[3]	4.08%	3.93%	3.45%	3.29%	3.79%	3.66%

Taxable equivalent[4]	7.00	6.74	5.92	5.64	6.50	6.28

Current 30-day SEC yield[5]	3.49	3.36	2.85	2.70	3.20	3.09

Taxable equivalent[3]	5.99	5.76	4.89	4.63	5.49	5.30

1 For some investors, investment income may be subject to the federal alternative minimum tax.
2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.
3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.
4 Assumes maximum 41.70% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.
5 Based only on investment income, calculated using SEC guidelines.

10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.77	$ 7.07	$ 7.83	$ 5.29

Ending value (after expenses)	$1,032.20	$1,027.80	$1,027.90	$1,030.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.75	$ 7.03	$ 7.79	$ 5.27

Ending value (after expenses)	$1,021.36	$1,018.10	$1,017.35	$1,019.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund's annualized expense ratio*	0.74%	1.39%	1.54%	1.04%

Average annualized expense ratio for Lipper peer group†	0.82%	1.47%	1.62%	1.12%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam California Tax Exempt Income Fund	12%	21%	13%	22%	7%

Lipper California Municipal Debt Funds category average	17%	17%	24%	31%	23%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 9/30/06.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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14

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/05.

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$35,000	$ 90,000,000

Putnam employees	$14,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

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Other Putnam funds managed by the Portfolio Leader and Portfolio Members

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s tax-exempt funds for the following states: Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended September 30, 2006, Portfolio Member James St. John became Portfolio Leader, and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes follow the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/05.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stocks issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of  the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 36th percentile in management fees and in the 12th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of

17

the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset

18

value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

52nd	38th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 122, 117, and 98 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper California Municipal Debt Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 56%, 55%, and 55%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 68 out of 121, 53 out of 97, and 40 out of 73 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, anynet gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund’s portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2006

22

The fund’s portfolio 9/30/06

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

COP Certificate of Participation

FGIC Financial Guaranty Insurance Company

FRB Floating Rate Bonds

FRN Floating Rate Notes

FSA Financial Security Assurance

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds

IF COP Inverse Floating Rate Certificate of Participation

MBIA MBIA Insurance Company

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes

XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.0%)*

	Rating **	Principal amount	Value

California (93.7%)
Alameda, Corridor
Trans. Auth. Rev.
Bonds, Ser. A, MBIA,
5 1/4s, 10/1/21	Aaa	$ 9,500,000	$10,006,825
Alhambra, Unified
School Dist. G.O.
Bonds (Election
of 2004), Ser. A,
FGIC, 5s, 8/1/24	Aaa	1,825,000	1,942,713
Anaheim, COP, MBIA,
6.2s, 7/16/23	Aaa	32,000,000	33,373,120
Anaheim, Pub. Fin.
Auth. Rev. Bonds
(Distr. Syst.), MBIA
5 1/4s, 10/1/23	Aaa	8,675,000	9,476,223
5 1/4s, 10/1/22	Aaa	6,700,000	7,335,160
5s, 10/1/29	Aaa	6,945,000	7,304,404
Bay Area Toll Auth.
of CA Rev. Bonds
(San Francisco Bay
Area), Ser. F, 5s,
4/1/20	AA	10,000,000	10,799,700
Brentwood,
Infrastructure Fin.
Auth. Rev. Bonds
5 7/8s, 9/2/34	BB-/P	2,000,000	2,071,840
5 3/4s, 9/2/24	BB-/P	1,350,000	1,397,817
Burbank, Pub. Fin.
Auth. Rev. Bonds
(West Olive Redev.),
AMBAC, 5s, 12/1/26	Aaa	3,390,000	3,543,126
CA Rev. Bonds
(Stanford Hosp. &
Clinics), Ser. A,
5s, 11/15/23	A2	6,750,000	7,049,228

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
CA Edl. Fac. Auth.
Rev. Bonds
(Stanford U.),
Ser. Q, 5 1/4s,
12/1/32	Aaa	$ 22,360,000	$23,780,754
(U. of Southern CA),
Ser. C, 5 1/8s,
10/1/28
(Prerefunded)	Aa1	20,000,000	20,533,000
(CA Institute
of Technology),
Ser. A, 5s, 10/1/32
(Prerefunded)	Aaa	2,000,000	2,140,080
(Lutheran U.),
Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,536,720
(Lutheran U.),
Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,294,100
(U. of the Pacific),
5s, 11/1/16	A2	865,000	930,264
(U. of the Pacific),
5s, 11/1/14	A2	295,000	317,497
(U. of the Pacific),
5s, 11/1/13	A2	525,000	562,401
(U. of the Pacific),
5s, 11/1/11	A2	625,000	661,075
(Lutheran U.),
Ser. C, 4 1/2s,
10/1/19	Baa1	2,080,000	2,089,693
CA Hlth. Fac. Fin.
Auth. Rev. Bonds
(Kaiser Permanente),
Ser. A, 5s, 4/1/37	A+	9,000,000	9,330,390
(Lucile Salter
Packard Hosp.),
Ser. C, AMBAC, 5s,
8/15/24	Aaa	6,390,000	6,722,919
Ser. B, AMBAC, 5s,
7/1/21	Aaa	3,500,000	3,501,645
(Cedars Sinai Med.
Ctr.), 5s, 11/15/15	A3	2,650,000	2,840,164
Ser. 5, MBIA, 5s,
7/1/14	AAA	6,400,000	6,403,008
CA Hsg. Fin. Agcy.
Rev. Bonds (Home
Mtge.)
Ser. H, FGIC, 5 3/4s,
8/1/30	Aaa	6,000,000	6,485,820
Ser. I, 4.6s, 8/1/21	Aa2	5,000,000	5,052,650
Ser. C, FGIC, 3.6s,
8/1/12	Aaa	3,340,000	3,345,110
CA Infrastructure &
Econ. Dev. Bank Rev.
Bonds
(Bay Area Toll
Bridges), AMBAC, 5s,
7/1/33
(Prerefunded) #	Aaa	12,000,000	13,557,720

23

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
CA Infrastructure &
Econ. Dev. Bank Rev.
Bonds
(Bay Area Toll
Bridges), Ser. A,
FGIC, 5s, 7/1/29
(Prerefunded)	Aaa	$5,000,000	$5,570,600
(Science Ctr. Phase
II), Ser. B, FGIC,
5s, 5/1/26	AAA	2,870,000	3,058,703
(Science Ctr. Phase
II), Ser. B, FGIC,
5s, 5/1/25	AAA	2,730,000	2,913,947
(Science Ctr. Phase
II), Ser. B, FGIC,
5s, 5/1/24	AAA	2,600,000	2,779,452
CA State G.O. Bonds
AMBAC, 5 1/2s, 4/1/11 Aaa		16,545,000	17,909,301
5 1/4s, 12/1/24	A+	12,135,000	13,068,424
5 1/4s, 12/1/23	A+	10,000,000	10,789,700
5 1/4s, 2/1/20	A+	10,000,000	11,247,800
MBIA, 5 1/8s, 2/1/27	AAA	5,000,000	5,295,200
MBIA, 5 1/8s, 2/1/26	AAA	5,000,000	5,301,700
5 1/8s, 4/1/24	A+	6,000,000	6,365,400
5 1/8s, 4/1/23	A+	2,000,000	2,125,780
5.1s, 2/1/34	A+	5,500,000	5,621,715
5s, 5/1/24	A1	24,090,000	25,429,404
Ser. 2, 5s, 9/1/23	A1	8,020,000	8,520,528
Ser. 2, 5s, 9/1/22	A1	8,560,000	9,114,774
5s, 5/1/22	A1	9,435,000	10,001,383
CA State Dept.
of Wtr. Resources
Rev. Bonds
(Central Valley),
Ser. J-2, 7s,
12/1/11	Aa2	8,395,000	9,744,412
Ser. A, AMBAC,
5 1/2s, 5/1/16
(Prerefunded)	Aaa	8,500,000	9,428,625
Ser. A, AMBAC,
5 1/2s, 5/1/15	Aaa	100,000,000	110,070,000
Ser. A, AMBAC,
5 1/2s, 5/1/14	Aaa	26,000,000	28,687,620
Ser. A, 5 1/4s,
5/1/20 (Prerefunded)	Aaa	4,000,000	4,386,720
Ser. W, FSA, 5 1/8s,
12/1/29	Aaa	5,000,000	5,216,950
Ser. A, 5 1/8s,
5/1/19 (Prerefunded)	Aaa	25,000,000	27,260,000
Ser. A, 5 1/8s,
5/1/18 (Prerefunded)	Aaa	20,000,000	21,808,000
Ser. O, MBIA, 4 3/4s,
12/1/29	Aaa	23,000,000	23,011,960
CA State Dept.
of Wtr. Resources
VRDN, Ser. B-2,
3.43s, 5/1/22	VMIG1	2,600,000	2,600,000

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
CA State Econ. Recvy.
G.O. Bonds, Ser. A
5s, 7/1/17	AA+	$7,000,000	$7,392,070
5s, 7/1/16	AA+	4,000,000	4,232,960
CA State Econ. Recvy.
VRDN, Ser. C-6,
3.6s, 7/1/23	VMIG1	8,700,000	8,700,000
CA State Pub. Wks.
Board Rev. Bonds
(Dept. of Gen. Svcs.
Butterfield),
Ser. ST-A
5 1/4s, 6/1/25	A2	2,500,000	2,681,250
5s, 6/1/23	A2	2,900,000	3,058,166
5s, 6/1/11	A2	2,000,000	2,113,740
CA State Pub. Wks.
Board Lease Rev. Bonds
Ser. A, MBIA, 6 1/2s,
9/1/17	Aaa	28,000,000	33,026,560
(Dept.
of Corrections-State
Prisons), Ser. A,
AMBAC, 5s, 12/1/19	Aaa	33,500,000	36,322,040
CA State U.
Foundation Rev. Bonds
(Sacramento Auxiliary),
Ser. A, MBIA,
5 1/2s, 10/1/37
(Prerefunded)	Aaa	1,340,000	1,484,492
CA Statewide Cmnty.
Dev. Auth. Apt. Dev.
Rev. Bonds (Irvine
Apt. Cmntys.),
Ser. A-4, 5 1/4s,
5/15/25	BBB+	12,500,000	12,831,625
CA Statewide Cmnty.
Dev. Auth. COP (The
Internext Group),
5 3/8s, 4/1/30	BBB	15,300,000	15,546,636
CA Statewide Cmnty.
Dev. Auth. Mandatory
Put Bonds
(Kaiser Permanente),
Ser. B, 3.9s, 7/1/14	A+	5,000,000	4,976,650
CA Statewide Cmnty.
Dev. Auth.
Multi-Fam. Rev. Bonds
(Archstone Communities),
5.3s, 6/1/29	Baa1	6,000,000	6,083,160
(Hsg. Equity Res.),
Ser. B, 5.2s,
12/1/29	A-	5,000,000	5,158,250
CA Statewide Cmnty.
Dev. Auth. Rev. Bonds
(Huntington Memorial
Hosp.), 5s, 7/1/22	A+	7,020,000	7,411,154
(Huntington Memorial
Hosp.), 5s, 7/1/20	A+	4,820,000	5,088,570

24

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
CA Statewide Cmnty.
Dev. Auth. Rev. Bonds
(Thomas Jefferson
School of Law),
Ser. A, 4 7/8s,
10/1/35	BBB-	$800,000	$803,760
Ser. D, FGIC, 4 1/4s,
11/1/33	Aaa	3,000,000	3,094,290
CA Statewide Cmnty.
Dev. Auth. Special
Tax FRB (Hsg. Equity
Res. - C), 5.2s, 12/1/29	A-	4,000,000	4,126,600
CA Statewide Cmnty.
Dev. Auth. Special
Tax Rev. Bonds
(Cmnty. Fac. Dist.
No. 1-Zone 1C),
7 1/4s, 9/1/30	BB/P	2,270,000	2,458,751
(Citrus Garden Apt.
Project - D1),
5 1/4s, 7/1/22	A	1,630,000	1,692,967
(Cmnty. Fac. Dist.
No. 1-Zone 1B),
zero %, 9/1/20	BB/P	1,615,000	642,334
CA Statewide Cmntys.,
Dev. Auth. Apt.
Mandatory Put Bonds
(Irvine Apt.
Cmntys.), Ser. A-3,
5.1s, 5/17/10	Baa2	11,000,000	11,263,890
CA Statewide Fin.
Auth. Tobacco
Settlement Rev.
Bonds, Class B,
5 5/8s, 5/1/29	Baa3	3,655,000	3,811,690
CA Tobacco
Securitization Agcy.
Rev. Bonds
(Gold Cnty.
Funding Corp.),
5 3/4s, 6/1/27
(Prerefunded)	AAA	925,000	1,026,445
(Sonoma Cnty. Corp.),
Ser. B, 5 1/2s,
6/1/30 (Prerefunded)	BBB/F	5,000,000	5,484,850
zero %, 6/1/21	Baa3	10,000,000	8,346,600
Capistrano, Unified
School Dist. Cmnty.
Fac. Special Tax
Bonds (Ladera),
Ser. 98-2, 5 3/4s,
9/1/29 (Prerefunded)	BBB/P	8,000,000	8,633,360
Central CA Joint Pwr.
Hlth. Fin. Auth. COP
(Cmnty. Hosp.
of Central CA), 6s,
2/1/30	Baa2	10,800,000	11,288,700

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Chabot-Las Positas,
Cmnty. College Dist.
G.O. Bonds (Election
of 2004), Ser. A, MBIA
5s, 8/1/26
(Prerefunded)	Aaa	$5,215,000	$5,723,723
5s, 8/1/25
(Prerefunded)	Aaa	3,000,000	3,292,650
Chino Basin, Regl.
Fin. Auth. Rev.
Bonds, AMBAC,
5 3/4s, 8/1/22	Aaa	32,000,000	32,027,200
Chula Vista, Cmnty.
Fac. Dist. Special
Tax Bonds (No 07-I
Otay Ranch Village
Eleven), 5.1s, 9/1/26	BB/P	375,000	382,290
Chula Vista, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(No. 06-1 Eastlake
Woods Area), 6.2s,
9/1/33	BBB/P	3,750,000	4,002,375
(No. 06-1 Eastlake
Woods Area), 6.15s,
9/1/26	BBB/P	2,000,000	2,134,800
(No. 97-3), 6.05s,
9/1/29 (Prerefunded)	BB+/P	4,420,000	4,806,264
(No 07-I Otay Ranch
Village Eleven),
5 7/8s, 9/1/34	BB/P	2,600,000	2,746,978
Chula Vista, Indl.
Dev. Rev. Bonds (San
Diego Gas), Ser. B,
5s, 12/1/27	A1	5,000,000	5,217,150
Colton, G.O. Bonds
(Election of 2001),
Ser. C, FGIC,
5 1/4s, 2/1/27	Aaa	2,500,000	2,704,575
Commerce, Redev.
Agcy. Rev. Bonds
(Project 1), zero %,
8/1/21	BBB	66,780,000	28,303,367
Contra Costa, Home
Mtge. Fin. Auth.
Rev. Bonds, Ser. G,
MBIA, zero %, 9/1/17
(Prerefunded)	Aaa	35,000,000	17,292,800
Corona, COP (Vista
Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,000,000	110,000
Delano, COP (Delano
Regl. Med. Ctr.),
5.6s, 1/1/26	BBB-	19,200,000	19,539,072
Duarte, COP, Ser. A
5 1/4s, 4/1/31	A-	7,000,000	7,216,790
5 1/4s, 4/1/24	A-	7,500,000	7,753,875

25

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
El Camino, Cmnty.
College Dist. G.O.
Bonds (Election
of 2002), Ser. B,
FGIC, 5s, 8/1/22	Aaa	$2,345,000	$2,531,873
El Camino, Hosp.
Dist. Rev. Bonds,
Ser. A, AMBAC,
6 1/4s, 8/15/17
(Prerefunded)	Aaa	10,725,000	12,375,041
Folsom, Special Tax
Rev. Bonds (Cmnty.
Facs. Dist. No. 10),
5 7/8s, 9/1/28	BB/P	1,150,000	1,194,275
Foothill/Eastern
Corridor Agcy. Rev.
Bonds (CA Toll
Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	19,779,190
MBIA, 5 3/8s, 1/15/14	Aaa	5,000,000	5,350,200
Foothill/Eastern
Corridor Agcy. Toll
Roads Rev. Bonds
(Sr. Lien), Ser. A,
U.S. Govt. Coll.
6 1/2s, 1/1/32
(Prerefunded)	Aaa	34,150,000	34,401,686
6s, 1/1/34
(Prerefunded)	Aaa	38,875,000	39,115,248
Golden State Tobacco
Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42	BBB	6,075,000	7,412,290
Ser. 03 A-1, 6 1/4s,
6/1/33	BBB	18,225,000	20,074,109
Ser. B, 5 1/2s,
6/1/33 (Prerefunded)	AAA	36,000,000	39,970,800
Ser. A, 5s, 6/1/45	A	6,750,000	6,935,760
Ser. 03 A-1, 5s,
6/1/21	BBB	12,495,000	12,549,978
Huntington Beach,
Cmnty. Fac. Dist.
Special Tax (No.
2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,937,548
5.8s, 9/1/23	BB/P	1,000,000	1,032,660
Irvine Ranch, Wtr.
Dist. VRDN, 3.65s,
4/1/33	VMIG1	1,500,000	1,500,000
Irvine, Impt. Board
Act of 1915 G.O.
Bonds (Assmt. Dist.
No. 03-19-Group 2),
5.45s, 9/2/23	BB+/P	1,000,000	1,031,650
Irvine, Impt. Board
Act of 1915 Special
Assmt., 5s, 9/2/29	BB+/P	710,000	717,157

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Irvine, Impt. Board
Act of 1915 Special
Assmt. Bonds
(Assmt. Dist. No.
00-18-GRP 2), 5.6s,
9/2/22	BBB/P	$5,000,000	$5,162,550
(Assmt. Dist. No.
00-18-GRP 3), 5.55s,
9/2/26	BBB/P	1,825,000	1,883,583
Irvine, Impt. Board
Act of 1915 VRDN
(Assmt. Dist. No.
97-16), 3.65s, 9/2/22	VMIG1	5,230,000	5,230,000
Kern, High School
Dist. G.O. Bonds,
Ser. A, MBIA
6 1/2s, 8/1/14	Aaa	3,825,000	4,285,530
6 1/2s, 2/1/14	Aaa	3,840,000	4,302,336
6.4s, 8/1/13	Aaa	3,435,000	3,841,361
6.4s, 2/1/13	Aaa	3,455,000	3,863,727
La Quinta, Redev.
Agcy. Tax Alloc.
(Area No. 1), AMBAC,
5s, 9/1/21	Aaa	1,950,000	2,052,180
Lake Elsinore, Pub.
Fin. Auth. Tax
Alloc. Rev. Bonds,
Ser. C, 6.7s,
10/1/33	BBB/P	13,725,000	14,747,924
Lodi, Unified School
Dist. G.O. Bonds
(Election of 2002), FSA
5s, 8/1/27	AAA	3,555,000	3,737,123
5s, 8/1/26	AAA	3,975,000	4,183,449
5s, 8/1/25	AAA	3,725,000	3,924,884
Los Angeles Cnty.,
Cap. Asset
Leasing Corp. Lease
Rev. Bonds, Ser. B,
AMBAC, 6s, 12/1/15	Aaa	3,095,000	3,640,896
Los Angeles, Cmnty.
Redev. Agcy. Fin.
Auth. Rev. Bonds
(Bunker Hill),
Ser. A, FSA, 5s,
12/1/27	Aaa	16,000,000	16,898,240
Los Angeles, Cnty,.
Cap. Asset
Leasing Corp. Lease
Rev. Bonds, Ser. B,
AMBAC, 6s, 12/1/14	Aaa	2,700,000	3,141,990
Los Angeles, Harbor
Dept. Rev. Bonds,
U.S. Govt. Coll.,
7.6s, 10/1/18
(Prerefunded)	AAA	21,885,000	26,690,289

26

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Los Angeles, Pension
Auth. COP, Ser. A,
MBIA, 6.9s, 6/30/08	Aaa	$ 26,235,000	$27,793,621
Los Angeles, Unified
School Dist. G.O. Bonds
MBIA, 5 3/4s, 7/1/15	Aaa	6,880,000	7,958,165
Ser. A, MBIA, 5 1/2s,
7/1/15	Aaa	5,000,000	5,567,050
Ser. E, MBIA, 5 1/8s,
1/1/27	Aaa	6,830,000	7,209,543
Ser. A, MBIA, 5s,
1/1/28	Aaa	7,000,000	7,343,000
(Election of 2004),
Ser. G, AMBAC, 5s,
7/1/24	Aaa	16,770,000	18,001,757
Los Angeles, Wtr. &
Pwr. Rev. Bonds,
Ser. B, FSA, 5s, 7/1/35	Aaa	5,000,000	5,202,650
Metro. Wtr. Dist. FRN
(Southern CA Wtr.
Works), 3.085s,
8/10/18	Aa2	19,700,000	19,700,000
Metro. Wtr. Dist. IFB
(Southern CA
Waterworks), 8.088s,
8/10/18	Aa2	20,000,000	26,188,800
Metro. Wtr. Dist.
Rev. Bonds, Ser. A,
5s, 7/1/26
(Prerefunded)	Aa2	7,180,000	7,387,861
Mount Diablo, Hosp.
Rev. Bonds, Ser. A,
AMBAC, 5s, 12/1/13
(Prerefunded)	Aaa	10,000,000	10,170,800
Mountain
View-Whisman, School
Dist. G.O. Bonds
(Election of 1998),
Ser. D, MBIA,
5 3/8s, 6/1/22
(Prerefunded)	AAA	1,000,000	1,104,200
North Natomas, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds,
Ser. B, 6 3/8s, 9/1/31	BBB/P	6,260,000	6,518,350
Northridge, Wtr.
Dist. COP (1993 &
2001), AMBAC,
5 1/4s, 2/1/22
(Prerefunded)	AAA	1,800,000	1,943,820
Oakland, Bldg. Auth.
Rev. Bonds, AMBAC
5 1/2s, 4/1/13
(Prerefunded)	Aaa	6,540,000	6,801,273
5 1/2s, 4/1/12
(Prerefunded)	Aaa	6,295,000	6,546,485

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value
California continued
Oakland, Swr. Rev.
Bonds, Ser. A, FSA,
5s, 6/15/26	AAA	$3,690,000	$3,892,138
Orange Cnty., Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(Ladera Ranch - No.
1), Ser. A, 6.2s,
8/15/23
(Prerefunded)	BBB/P	1,800,000	1,887,192
(Ladera Ranch — No.
1), Ser. A, 6.2s,
8/15/20
(Prerefunded)	BBB/P	1,290,000	1,352,488
(Ladera Ranch — No.
01-1), Ser. A, 6s,
8/15/32
(Prerefunded)	AAA	2,400,000	2,641,440
(Ladera Ranch — No.
03-1), Ser. A,
5 5/8s, 8/15/34	BBB/P	2,750,000	2,915,798
(Ladera Ranch — No.
02-1), Ser. A,
5.55s, 8/15/33	BBB/P	3,725,000	3,844,945
(Ladera Ranch — No.
03-1), Ser. A,
5 1/2s, 8/15/23	BBB/P	1,000,000	1,048,800
Orange Cnty., Wtr.
Dist. COP, Ser. B,
MBIA, 5s, 8/15/28	Aaa	10,000,000	10,411,700
Pasadena, Cap. Impt.
IF COP, AMBAC,
5.35s, 2/1/14	Aaa	24,855,000	26,716,142
Placentia, Redev.
Auth. Tax Alloc.
Rev. Bonds, Ser. B,
5 3/4s, 8/1/32	BBB+	2,500,000	2,665,350
Poway, Unified School
Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 14- Area
A), 5 1/8s, 9/1/26	BB-/P	920,000	938,952
(Dist. No. 6 Impt.
Area B), 5s, 9/1/25	BB/P	1,120,000	1,136,038
(Dist. No. 6-4 S
Ranch), 5s, 9/1/25	BB/P	1,560,000	1,583,462
(Dist. No. 6 Impt.
Area B), 5s, 9/1/24	BB/P	1,025,000	1,042,651
(Dist. No. 6-4 S
Ranch), 5s, 9/1/24	BB/P	1,420,000	1,444,452
(Dist. No. 6 Impt.
Area B), 5s, 9/1/23	BB/P	935,000	952,456
(Dist. No. 6-4 S
Ranch), 5s, 9/1/23	BB/P	620,000	631,575
(Dist. No. 6 Impt.
Area B), 5s, 9/1/22	BB/P	775,000	791,167
(Dist. No. 6-4 S
Ranch), 5s, 9/1/22	BB/P	1,030,000	1,051,486

27

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Poway, Unified School
Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 6 Impt.
Area B), 5s, 9/1/21	BB/P	$600,000	$613,392
(Dist. No. 6-4 S
Ranch), 5s, 9/1/21	BB/P	1,000,000	1,022,320
(Dist. No. 14- Area
A), 5s, 9/1/20	BB-/P	1,135,000	1,151,787
(Dist. No. 14- Del
Sur), 5s, 9/1/20	BB-/P	1,185,000	1,201,685
Rancho Cucamonga,
Redev. Agcy. Tax
Alloc. (Rancho
Redev.), MBIA,
5 1/8s, 9/1/30	Aaa	9,000,000	9,325,080
Redding, Elec. Syst.
COP, MBIA, 6.368s,
7/1/22 (Prerefunded)	Aaa	20,800,000	24,628,656
Rio Hondo, Cmnty.
College Dist. G.O.
Bonds, Ser. A, MBIA
5 1/4s, 8/1/19
(Prerefunded)	Aaa	2,395,000	2,669,204
5 1/4s, 8/1/18
(Prerefunded)	Aaa	2,300,000	2,563,327
5 1/4s, 8/1/17
(Prerefunded)	Aaa	2,185,000	2,435,161
5 1/4s, 8/1/16
(Prerefunded)	Aaa	2,020,000	2,251,270
Riverside Cnty., Pub.
Fin. Auth. COP,
5.8s, 5/15/29	BBB-	4,250,000	4,420,170
Riverside Cnty.,
Redev. Agcy. Tax
Alloc., Ser. A,
XLCA, 5s, 10/1/32	Aaa	9,260,000	9,637,252
Roseville, Special
Tax (Fiddyment Ranch
Cmnty. Fac)
Ser. 1, 5s, 9/1/20	BB/P	525,000	529,468
5s, 9/1/18	BB/P	325,000	329,807
Roseville, Cmnty.
Fac. Special Tax
Bonds (Dist. 1),
5 3/4s, 9/1/23
(Prerefunded)	BB+/P	11,200,000	11,643,072
Roseville, Cmnty.
Fac. Special Tax
Rev. Bonds (Dist.
1), 6s, 9/1/33	BB/P	1,750,000	1,842,138
Sacramento, Special
Tax Rev. Bonds
(North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,500,000	1,588,305
5.7s, 9/1/23	BBB/P	4,905,000	5,001,776

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Sacramento, Muni.
Util. Dist. Elec.
Rev. Bonds
Ser. A, MBIA, 6 1/4s,
8/15/10
(Prerefunded)	Aaa	$ 12,000,000	$12,927,720
Ser. K, AMBAC,
5 1/4s, 7/1/24	Aaa	11,500,000	13,089,990
Salinas, High School
Dist. G.O. Bonds
(Election of 2002),
Ser. B, MBIA, 5s, 6/1/26	Aaa	3,490,000	3,721,038
San Diego Cnty., COP
(Burnham Institute),
6 1/4s, 9/1/29
(Prerefunded)	Baa3	4,000,000	4,335,360
(Edgemoor), AMBAC,
5s, 2/1/28	Aaa	2,300,000	2,411,527
San Diego Cnty., Wtr.
Auth. COP
(Stars & Cars),
Ser. B, MBIA, 6.3s,
4/21/11	Aaa	56,700,000	62,144,334
Ser. A, FSA, 5s,
5/1/30	Aaa	5,000,000	5,266,950
Ser. A, FSA, 5s,
5/1/27	Aaa	10,000,000	10,585,500
San Diego, Assn.
of Bay Area
Governments Fin.
Auth. For Nonprofit
Corps. Rev. Bonds
(San Diego Hosp.),
Ser. A, 6 1/8s,
8/15/20	Baa1	7,400,000	8,046,094
San Diego, Pub. Fac.
Fin. Auth. Swr. Rev.
Bonds, FGIC, 5s,
5/15/25	Aaa	15,350,000	15,434,425
San Diego,
Redev.Agcy. Tax Alloc.
(Centre City),
Ser. A, XLCA, 5s,
9/1/22	Aaa	4,665,000	4,942,754
San Diego, Unified
School Dist. G.O.
Bonds (Election
of 1998), Ser. F,
FSA, 5s, 7/1/29	Aaa	14,320,000	15,088,984
San Diego, Wtr. Util.
Rev. Bonds, FGIC,
4 3/4s, 8/1/28	Aaa	20,500,000	20,634,070
San Dieguito, Pub.
Facs. Auth. Rev.
Bonds, AMBAC, 5s,
8/1/24 (Prerefunded)	Aaa	2,800,000	2,897,944

28

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
San Francisco, City &
Cnty. Redev. Fin.
Auth. Rev. Bonds
(Redev. Project),
Ser. B, FGIC,
5 1/4s, 8/1/18	Aaa	$7,225,000	$7,880,958
San Francisco, State
Bldg. Auth. Lease
Rev. Bonds (San
Francisco Civic Ctr.
Complex), Ser. A,
AMBAC, 5 1/4s, 12/1/21
(Prerefunded)	Aaa	10,000,000	10,228,700
San Joaquin Hills,
Trans. Corridor
Agcy. Rev. Bonds
(Toll Road), Ser. A
5s, 1/1/33	B	34,125,000	33,777,949
MBIA, zero %, 1/15/32	Aaa	25,000,000	7,820,750
MBIA, zero %, 1/15/23	Aaa	21,625,000	10,562,515
San Jose, Redev.
Agcy. Tax Alloc.
(Merged Area
Redev.), FGIC, 5s,
8/1/27	Aaa	15,395,000	16,137,039
San Marcos, Pub. Fac.
Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	3,128,068
5.8s, 9/1/18	Baa3	1,635,000	1,708,869
5 1/2s, 9/1/10	Baa3	1,435,000	1,498,470
Santa Barbara Cnty.,
Waterfront COP,
AMBAC, 5s, 10/1/27	Aaa	4,590,000	4,816,149
Santa Monica, Cmnty.
College Dist. G.O.
Bonds (Election
of 2004), Ser. A,
MBIA, 5s, 5/1/23	Aaa	2,000,000	2,137,920
Santaluz Cmnty.,
Facs. Dist. No. 2
Special Tax Rev. Bonds
(Impt. Area No. 1),
Ser. B, 6 3/8s,
9/1/30	BBB/P	12,665,000	12,793,550
(Impt. Area No. 3),
Ser. B, 6.2s, 9/1/30	BBB/P	500,000	503,910
(Impt. Area No. 3),
Ser. B, 6.1s, 9/1/21	BBB/P	500,000	503,780
Semitropic, Impt.
Dist. Wtr. Storage
Rev. Bonds, Ser. A,
XLCA, 5 1/8s, 12/1/35	AAA	5,000,000	5,245,950
Southern CA Pub. Pwr.
Auth. Rev. Bonds
(Southern Transmission),
Ser. A, FSA, 5 1/4s,
7/1/18	Aaa	3,750,000	4,062,075

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

California continued
Stockton, Redev.
Agcy. Rev. Bonds
(Stockton Events
Ctr.), FGIC, 5s, 9/1/28	Aaa	$1,500,000	$1,569,705
Sunnyvale, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds,
7.65s, 8/1/21	BB-/P	5,820,000	6,426,211
Thousand Oaks, Cmnty.
Fac. Dist. Special
Tax Rev. Bonds
(Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,433,400
zero %, 9/1/14	B/P	4,065,000	2,359,204
Tobacco Securitization
Auth. of Southern CA
Rev. Bonds
Ser. A, 5 5/8s,
6/1/43 (Prerefunded)	AAA	5,000,000	5,530,050
Ser. A1-SNR, 4 3/4s,
6/1/25	BBB	15,300,000	15,377,112
Torrance Memorial
Med. Ctr. Rev. Bonds
Ser. A, 5 1/2s, 6/1/31	A1	2,000,000	2,105,360
Ser. A, 6s, 6/1/22	A1	1,000,000	1,107,320
Tustin, Unified
School Dist. Bonds
(Cmnty. Fac. Dist.
No. 97-1), U.S.
Govt. Coll., 6 3/8s,
9/1/35 (Prerefunded)	AAA	4,000,000	4,293,720
U. of CA Rev. Bonds,
Ser. G, FGIC, 5s,
5/15/23	Aaa	9,165,000	9,736,346
Vallejo, COP (Marine
World Foundation)
7.2s, 2/1/26	BBB-/P	10,000,000	10,285,100
7s, 2/1/17	BBB-/P	4,000,000	4,114,200
Walnut, Energy Ctr.
Auth. Rev. Bonds,
Ser. A, AMBAC, 5s,
1/1/29	Aaa	16,200,000	16,877,646
			1,976,032,453

Puerto Rico (5.0%)
Children’s Trust Fund
Tobacco Settlement
Rev. Bonds (Asset
Backed Bonds),
5 5/8s, 5/15/43	BBB	4,000,000	4,160,480
Cmnwlth. of PR, G.O.
Bonds
FSA, 6 1/2s, 7/1/12	Aaa	11,110,000	12,779,500
(Pub. Impt.), MBIA,
5 3/4s, 7/1/18
(Prerefunded)	Aaa	6,665,000	7,164,475
(Pub. Impt.), Ser. A,
5 1/4s, 7/1/30	BBB	7,500,000	8,012,400

29

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

Puerto Rico continued
Cmnwlth. of PR, Govt.
Dev. Bank Rev.
Bonds, Ser. B, 5s,
12/1/13	BBB	$ 12,000,000	$12,770,640
Cmnwlth. of PR, Hwy.
& Trans. Auth. Rev.
Bonds
Ser. B, MBIA, 5 7/8s,
7/1/35 (Prerefunded)	Aaa	5,515,000	6,020,726
Ser. E, FSA, 5 1/2s,
7/1/23	Aaa	9,000,000	10,623,240
Ser. AA, 5s, 7/1/28	BBB+	1,200,000	1,238,700
Ser. K, 5s, 7/1/13	BBB+	2,250,000	2,392,605
Cmnwlth. of PR, Muni.
Fin. Agcy. Rev.
Bonds, Ser. A, FSA
5 1/4s, 8/1/20	Aaa	2,000,000	2,162,080
5 1/4s, 8/1/18	Aaa	3,000,000	3,249,660
PR Indl. Tourist Edl.
Med. & Env. Control
Fac. Rev. Bonds
(Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	14,800,000	16,231,746

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating **	Principal amount	Value

Puerto Rico continued
PR Pub. Fin. Corp.
Rev. Bonds (Cmnwlth.
Appropriation),
Ser. A, 5 3/4s,
8/1/27	BBB-	$ 8,575,000	$ 9,245,136
U. of PR Rev. Bonds,
Ser. O, MBIA,
5 3/8s, 6/1/30	Aaa	10,000,000	10,016,100
			106,067,488

Virgin Islands (0.3%)
VI Pub. Fin. Auth.
Rev. Bonds, FGIC,
5s, 10/1/25	Aaa	6,000,000	6,464,580

TOTAL INVESTMENTS
Total investments (cost $1,946,877,134)			$2,088,564,521

* Percentages indicated are based on net assets of $2,109,783,678.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2006. Securities rated by Putnam are indicated by “/P” . Securities rated by Fitch are indicated by “/F” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

At September 30, 2006, liquid assets totaling $38,794,438 have been designated as collateral for open futures contracts.

The rates shown on VRDN, Mandatory Put Bonds, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

Inverse Floating Rate Bonds (IFB) and IF COP are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

The fund had the following industry group concentrations greater than 10% at September 30, 2006 (as a percentage of net assets):

Utilities 14.3%
Water and sewer 12.3
Transportation 11.3

The fund had the following insurance concentrations greater than 10% at September 30, 2006 (as a percentage of net assets):

MBIA 20.1%
AMBAC 19.1

30

FUTURES CONTRACTS OUTSTANDING at 9/30/06

			Number of		Expiration	Unrealized
			contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)			359	$38,794,438	Dec-06	$395,705

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

			Payment			Unrealized
Swap counterparty /		Termination	made by	Payment received		appreciation/
Notional amount		date	fund per annum	by fund		(depreciation)

Merrill Lynch Capital Services, Inc.
$50,200,000	(E)	11/22/16	4.1735%	3 month U.S. Bond Market
				Association Municipal
				Swap Index		$(1,725,233)

34,500,000	(E)	11/22/16	3 month USD-LIBOR-BBA	5.711%		1,443,135

Total						$ (282,098)

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

31

Statement of assets and liabilities 9/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,946,877,134)	$2,088,564,521

Cash	194,090

Interest and other receivables	27,389,810

Receivable for shares of the fund sold	1,593,888

Unrealized appreciation on swap contracts (Note 1)	1,443,135

Receivable for securities sold	3,297,564

Total assets	2,122,483,008

LIABILITIES

Payable for variation margin (Note 1)	33,656

Distributions payable to shareholders	3,279,015

Payable for shares of the fund repurchased	3,553,726

Payable for compensation of Manager (Note 2)	2,559,387

Payable for investor servicing and custodian fees (Note 2)	21,629

Payable for Trustee compensation and expenses (Note 2)	277,367

Payable for administrative services (Note 2)	5,152

Payable for distribution fees (Note 2)	1,110,819

Unrealized depreciation on swap contracts (Note 1)	1,725,233

Other accrued expenses	133,346

Total liabilities	12,699,330

Net assets	$2,109,783,678

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,975,302,910

Undistributed net investment income (Note 1)	223,505

Accumulated net realized loss on investments (Note 1)	(7,543,731)

Net unrealized appreciation of investments	141,800,994

Total — Representing net assets applicable to capital shares outstanding	$2,109,783,678

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,959,603,476 divided by 238,145,683 shares)	$8.23

Offering price per class A share (100/96.25 of $8.23)*	$8.55

Net asset value and offering price per class B share ($120,917,798 divided by 14,706,139 shares)**	$8.22

Net asset value and offering price per class C share ($23,147,077 divided by 2,801,801 shares)**	$8.26

Net asset value and redemption price per class M share ($6,115,327 divided by 744,737 shares)	$8.21

Offering price per class M share (100/96.75 of $8.21)***	$8.49

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

32

Statement of operations Year ended 9/30/06

INTEREST INCOME	$105,489,169

EXPENSES

Compensation of Manager (Note 2)	10,368,635

Investor servicing fees (Note 2)	687,684

Custodian fees (Note 2)	169,424

Trustee compensation and expenses (Note 2)	95,576

Administrative services (Note 2)	44,938

Distribution fees — Class A (Note 2)	4,014,511

Distribution fees — Class B (Note 2)	1,267,732

Distribution fees — Class C (Note 2)	235,099

Distribution fees — Class M (Note 2)	30,386

Other	318,262

Non-recurring costs (Notes 2 and 5)	3,888

Costs assumed by Manager (Notes 2 and 5)	(3,888)

Total expenses	17,232,247

Expense reduction (Note 2)	(365,576)

Net expenses	16,866,671

Net investment income	88,622,498

Net realized gain on investments (Notes 1 and 3)	5,666,109

Net realized gain on futures contracts (Note 1)	213,829

Net realized gain on swap contracts (Note 1)	723,447

Net unrealized depreciation of investments, swaps and futures contracts during the year	(11,013,575)

Net loss on investments	(4,410,190)

Net increase in net assets resulting from operations	$ 84,212,308

The accompanying notes are an integral part of these financial statements.

33

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 88,622,498	$ 96,875,557

Net realized gain on investments	6,603,385	52,403,737

Net unrealized depreciation of investments	(11,013,575)	(57,192,826)

Net increase in net assets resulting from operations	84,212,308	92,086,468

Distributions to shareholders: (Note 1)

From ordinary income

Class A	—	(5,461,190)

Class B	—	(589,529)

Class C	—	(62,271)

Class M	—	(17,060)

From tax-exempt income

Class A	(82,093,559)	(87,707,391)

Class B	(5,231,903)	(7,348,219)

Class C	(788,690)	(808,504)

Class M	(234,332)	(251,440)

From net realized short-term gain on investments

Class A	(96,126)	(570,619)

Class B	(7,971)	(61,597)

Class C	(1,140)	(6,503)

Class M	(299)	(1,783)

From net realized long-term gain on investments

Class A	(45,107,089)	(24,561,426)

Class B	(3,740,341)	(2,651,322)

Class C	(535,031)	(279,914)

Class M	(140,249)	(76,735)

Redemption fees (Note 1)	56	11

Decrease from capital share transactions (Note 4)	(103,020,580)	(112,806,348)

Total decrease in net assets	(156,784,946)	(151,175,372)

NET ASSETS

Beginning of year	2,266,568,624	2,417,743,996

End of year (including undistributed net investment income of $223,505 and $266,610, respectively)	$2,109,783,678	$2,266,568,624

The accompanying notes are an integral part of these financial statements.

34

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35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
September 30, 2006	$8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	—(c)	$8.23	4.09	$1,959,603.75		4.17	11.70
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	—(c)	8.43	4.08	2,057,513.75		4.20	21.15
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)	(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)	(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39
September 30, 2002	8.71	.41	.15	.56	(.41)	(.02)	(.43)	—	8.84	6.69	2,739,618.75		4.82	6.50

CLASS B
September 30, 2006	$8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	—(c)	$8.22	3.46	$120,918	1.39	3.52	11.70
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	—(c)	8.42	3.40	178,443	1.40	3.55	21.15
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)	(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)	(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39
September 30, 2002	8.70	.36	.15	.51	(.36)	(.02)	(.38)	—	8.83	6.00	420,977	1.40	4.17	6.50

CLASS C
September 30, 2006	$8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	—(c)	$8.26	3.24	$23,147	1.54	3.37	11.70
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	—(c)	8.46	3.21	24,333	1.55	3.40	21.15
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)	(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)	(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39
September 30, 2002	8.74	.35	.15	.50	(.35)	(.02)	(.37)	—	8.87	5.83	30,974	1.55	4.00	6.50

CLASS M
September 30, 2006	$8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	—(c)	$8.21	3.79	$6,115	1.04	3.87	11.70
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	—(c)	8.41	3.76	6,279	1.05	3.90	21.15
September 30, 2004	8.61	.35	—(c)	.35	(.37)	(.04)	(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)	(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39
September 30, 2002	8.69	.39	.15	.54	(.39)	(.02)	(.41)	—	8.82	6.38	15,668	1.05	4.51	6.50

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuationTax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective

38

dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund reclassified $317,119 to decrease undistributed net investment income and a decrease to accumulated net realized losses of $317,119.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006 were as follows:

Unrealized appreciation	$ 141,216,393
Unrealized depreciation	(649,229)
———————————————
Net unrealized appreciation	140,567,164
Undistributed tax exempt income	3,019,511
Undistributed ordinary income	35,411
Undistributed short-term gain	531,491
Undistributed long-term gain	4,725,275
Cost for federal income tax purposes	$1,947,997,357

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of a (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended September 30, 2006, Putnam Management has assumed $3,888 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2006, the fund incurred $857,108 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended, September 30, 2006, the fund’s expenses were reduced by $365,576 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $656, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of

39

Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 035%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $107,481 and $552 from the sale of class A and class M shares, respectively, and received $143,971 and $3,033 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received $8,751 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $242,836,956 and $370,474,698, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	15,665,446	$ 128,384,112

Shares issued in connection with
reinvestment of distributions	9,592,527	78,592,201

	25,257,973	206,976,313

Shares repurchased	(31,222,707)	(256,262,051)

Net decrease	(5,964,734)	$ (49,285,738)

Year ended 9/30/05:
Shares sold	13,097,010	$ 111,091,464

Shares issued in connection with
reinvestment of distributions	8,329,525	70,601,551

	21,426,535	181,693,015

Shares repurchased	(27,660,985)	(234,661,814)

Net decrease	(6,234,450)	$ (52,968,799)

CLASS B	Shares	Amount

Year ended 9/30/06:
Shares sold	348,444	$ 2,854,663

Shares issued in connection with
reinvestment of distributions	715,954	5,861,353

	1,064,398	8,716,016

Shares repurchased	(7,547,762)	(61,832,902)

Net decrease	(6,483,364)	$ (53,116,886)

Year ended 9/30/05:
Shares sold	430,731	$ 3,669,083

Shares issued in connection with
reinvestment of distributions	782,614	6,628,646

	1,213,345	10,297,729

Shares repurchased	(8,276,190)	(70,162,138)

Net decrease	(7,062,845)	$ (59,864,409)

CLASS C	Shares	Amount

Year ended 9/30/06:
Shares sold	501,289	$ 4,126,427

Shares issued in connection with
reinvestment of distributions	114,259	939,568

	615,548	5,065,995

Shares repurchased	(689,900)	(5,667,687)

Net decrease	(74,352)	$ (601,692)

Year ended 9/30/05:
Shares sold	481,921	$ 4,096,332

Shares issued in connection with
reinvestment of distributions	89,727	766,767

	571,648	4,863,099

Shares repurchased	(522,890)	(4,448,947)

Net increase	48,758	$ 414,152

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	68,490	$ 559,731

Shares issued in connection with
reinvestment of distributions	32,534	265,947

	101,024	825,678

Shares repurchased	(102,795)	(841,942)

Net decrease	(1,771)	$ (16,264)

Year ended 9/30/05:
Shares sold	37,309	$ 316,269

Shares issued in connection with
reinvestment of distributions	27,408	231,836

	64,717	548,105

Shares repurchased	(110,512)	(935,397)

Net decrease	(45,795)	$ (387,292)

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Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

41

Federal tax information
(Unaudited)

Federal tax information

The fund has designated 100.00% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $5,328,509 as long term capital gain, for its taxable year ended September 30, 2006.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

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Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

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Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

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George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc.

(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

46

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

47

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund‡
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

48

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer,	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk,
	Senior Vice President and Treasurer	Assistant Treasurer and Proxy Manager
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and Principal
Independent Registered Public	Accounting Officer
Accounting Firm
KPMG LLP	Beth S. Mazor
Vice President
Trustees
John A. Hill, Chairman	James P. Pappas
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Myra R. Drucker	Richard S. Robie, III
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Charles A. Ruys de Perez
W. Thomas Stephens	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN045 238300 11/06

Putnam California Investment Grade Municipal Trust

10|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam California Investment Grade Municipal Trust

10| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	27
Shareholder meeting results	43

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam California Investment Grade Municipal Trust: potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Investment Grade Municipal Trust. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are typically issued by municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income tax rate is among the highest in the United States. And the sheer size of the California municipal bond market —it offers more tax-exempt issues than any other state’s market — provides a wide array of investment opportunities.

The fund seeks to capitalize on the opportunities available in California by investing in bonds across a range of market sectors, with a focus on investment-grade bonds (those rated Baa or higher in quality). In addition, the fund uses leverage — that is, it invests with funds raised by issuing preferred shares — in an effort to take greater advantage of investment opportunities.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings, either by acquiring more of a particular bond or selling it, for the benefit of the fund and its shareholders.

The fund concentrates its investments by region, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Putnam California Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax and California personal income tax as Putnam management believes is consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through high-quality investments primarily issued in California who are willing to accept the risk associated with the use of leverage.

Highlights

• For the six months ended October 31, 2006, Putnam California Investment Grade Municipal Trust had a total return of 5.39% at net asset value (NAV), and 6.31% at market price.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 4.12% .

• The average return for the fund’s Lipper category, California Municipal Debt Funds (closed-end), was 5.60% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 10/31/06

Since the fund’s inception (11/27/92), average annual return is 6.98% at NAV and 5.63% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.12%	5.29%	81.15%	67.39%

5 years	5.96	4.45	33.60	24.31

3 years	6.87	7.40	22.07	23.90

1 year	7.48	7.74	7.48	7.74

6 months	—	—	5.39	6.31

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

6

Report from the fund managers

The period in review

Economic prosperity and solid corporate earnings contributed to the strong performance of lower-rated municipal bonds during the six months ended October 31, 2006. Uninsured bonds and those rated below investment grade outperformed higher-quality bonds, as robust demand from both traditional and nontraditional buyers seeking higher yields drove prices up. Your fund’s high-quality investment focus meant that it had only limited exposure to this sector, which explains the mixed performance results for the semiannual period. The fund’s results at NAV outperformed the benchmark index, which consists solely of investment-grade bonds. However, these results slightly lagged the average for the fund’s Lipper category. We believe the relatively short portfolio duration, intended to reduce the impact of rising rates, also played a part in this relative underperformance, especially since the portfolio had less exposure than its peers to longer-maturity municipal bonds. With the yield curve continuing to flatten during the reporting period, prices of municipal bonds with maturities of 15 to 30 years improved to a greater extent than prices of bonds with short to intermediate maturities.

Market overview

Following a string of 17 increases in the federal funds rate — including two that occurred during the reporting period —the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

As the market anticipated the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum during the period, resulting in an impressive rally, especially among long-term bonds. In fact, because yields

7

on longer-term bonds declined more than yields on shorter-term bonds, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity — flattened. Tax-exempt bonds continued to outperform comparable Treasury bonds, especially among long-term maturities.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included bonds issued by hospitals, utilities, and long-term care facilities, as well as land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds. Limited issuance of tobacco settlement-related securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group, a strategy that

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	4.12%

Lehman Aggregate Bond Index (broad bond market)	4.60%

Lehman Government Bond Index (U.S. Treasury and agency securities)	4.39%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	4.67%

Equities

S&P 500 Index (broad stock market)	6.11%

Russell 1000 Index (large-company stocks)	5.55%

Russell 2000 Index (small-company stocks)	0.90%

8

detracted moderately from results as bonds with longer maturities generally outperformed those with shorter maturities. In order to keep the fund’s duration relatively short, we limited its exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. We also used Treasury bond futures to manage the portfolio’s duration. This strategy enabled us to achieve our target duration without trading large volumes of securities, which takes time and can be expensive for the fund. In light of the changing interest-rate environment, we maintained the fund’s defensive duration posture relative to the peer group.

Compared to others in its peer group, the fund’s higher overall credit quality held back performance, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. Although we continue to seek opportunities among lower-rated bonds that meet our credit standards, we believe valuations at the lower-quality tiers of the market have become stretched and intend to continue favoring higher-quality bonds over the near term.

Your fund’s holdings

The benefits of active management and extensive research frequently become

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity. Duration may be higher for funds that use leverage, which magnifies the effects of interest-rate changes.

9

apparent when we decide to buy, hold, or sell a municipal bond before most investors recognize the opportunity. This was the case with the fund’s investments in Puerto Rico bonds, which offer tax-exempt income to investors in all 50 states and have, over time, proven useful in diversifying the fund’s portfolio. These bonds, which are backed by the full faith and credit of the state or local government, are used to finance many public programs and services.

With large budget deficits plaguing Puerto Rico in recent years, Puerto Rico bonds underperformed in the early months of the fiscal year. The situation came to a head this past May, when Puerto Rico’s primary lender refused a badly needed loan until a new tax was enacted. When the legislature balked at passing the new tax, the governor partially shut down the government. As a result, Puerto Rico bonds were downgraded from Baa2 to Baa3 by Moody’s. This generated concern in the investor community about the creditworthiness of Puerto Rico, and credit spreads on uninsured Puerto Rico bonds widened as a result. We viewed the situation as a temporary setback, and took advantage of the opportunity to add these bonds to the portfolio at favorable price levels. Waiting out the storm proved not only prudent, but rewarding for the fund. The governor and the legislature finally agreed to a new consumption tax to be enacted in November 2006. Given the

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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added revenue, the Government Development Bank was willing to make the necessary loan to keep the government running. We’re pleased to report that in the final months of the reporting period, the Puerto Rico bonds performed well.

In the early months of the reporting period, two of the fund’s investments —the Tobacco Securitization Authority of Southern California tobacco settlement bonds and the Santa Maria Joint Union High School District bonds —were pre-refunded. Pre-refundings occur when a municipality issues new bonds to raise funds to pay off an older issue. This money is then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating and frequently its market value. This was certainly the case with the Tobacco Securitization bonds, which, in effect, experienced a perceived upgrade to the highest rating of AAA. We sold the Santa Maria bonds by the end of the period, and are maintaining the fund’s position in the Tobacco Securitization bonds.

We continued to increase the fund’s holdings in the single-family housing sector, a strategy that helped performance results as rising interest rates and declining mortgage prepayments helped this sector perform well over the period. Single-family housing bonds provide below-market-rate mortgages to qualified borrowers and are primarily issued by state housing agencies to support housing for first-time home buyers, the elderly and veterans or are used to promote regional development. We believe that the market has overly discounted the potentially negative impact of mortgage prepayments on the sector, particularly in light of the higher interest rates, which are likely to slow prepayments. Two new bonds issued by the California Housing Finance Agency were added to the portfolio in September and another in October.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

11

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

It appears that the Fed has left the door open for future rate increases as it continues its efforts to engineer a “soft landing” for the economy. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an allocation to the sector, believing that the bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

12

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/06

				Lipper California
				Municipal
			Lehman	Debt Funds
		Market	Municipal	(closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund
(since 11/27/92)	6.98%	5.63%	6.16%	6.69%

10 years	81.15	67.39	76.60	87.74
Annual average	6.12	5.29	5.85	6.49

5 years	33.60	24.31	27.94	37.28
Annual average	5.96	4.45	5.05	6.53

3 years	22.07	23.90	14.97	26.33
Annual average	6.87	7.40	4.76	8.07

1 year	7.48	7.74	5.75	8.24

6 months	5.39	6.31	4.12	5.60

Performance assumes reinvestment of distributions and does not account for taxes.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 25, 25, 25, 20, and 13 funds in this Lipper category.

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Fund price and distribution information For the six-month period ended 10/31/06

Distributions — common shares*

Number	6

Income[1]	$0.3114

Capital gains[2]	—

Total	$0.3114

	Series A
Distributions — preferred shares*	(320 shares)

Income[1]	$859.99

Capital gains[2]	—

Total	$859.99

Share value:	NAV	Market price

4/30/06	$14.78	$13.14

10/31/06	15.22	13.65

Current yield (end of period)
Current dividend rate[3]	4.09%	4.56%

Taxable equivalent[4]	7.02	7.82

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

14

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/06

	NAV	Market price

Annual average
Life of fund (since 11/27/92)	6.97%	5.55%

10 years	82.75	62.76
Annual average	6.21	4.99

5 years	33.54	23.64
Annual average	5.96	4.34

3 years	20.32	20.81
Annual average	6.36	6.50

1 year	5.54	4.18

6 months	4.34	3.42

15

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/05.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$35,000	$ 92,000,000

Putnam employees	$ 3,000	$427,000,000

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $40,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

James St. John is the Portfolio Leader and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

James St. John, Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Member James St. John became Portfolio Leader and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 88th percentile in management fees and in the 88th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam

21

Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

22

One-year period	Three-year period	Five-year period

92nd	88th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 26, 26, and 16 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-, three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that the fund is under-leveraged relative to its Lipper peer group and as such has had lower yields and returns in market conditions over the last several years.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper California Municipal Debt Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2006, were 93%, 80%, and 79%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 24th out of 25, 16th out of 19, and 11th out of 13 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

26

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

27

The fund’s portfolio 10/31/06 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance

COP Certificate of Participation	G.O. Bonds General Obligation Bonds

FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company

FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized

MUNICIPAL BONDS AND NOTES (122.3%)*

	Rating **	Principal amount	Value

California (119.5%)
ABAG Fin. Auth. COP
(American Baptist Homes), Ser. A, 6.2s, 10/1/27	BBB–	$500,000	$511,560
(Odd Fellows Home), 6s, 8/15/24	A+	1,000,000	1,028,350
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aaa	1,000,000	558,750
Alhambra, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. A, FGIC, 5s, 8/1/25	Aaa	1,880,000	2,006,016
Allan Hancock, Joint Cmnty. College Dist.
G.O. Bonds (Election of 2006), Ser. A, FSA,
5s, 8/1/25	Aaa	1,655,000	1,781,839
Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.),
MBIA, 5 1/4s, 10/1/22	Aaa	1,530,000	1,679,206
Beverly Hills, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. B, 5s, 8/1/20	Aa2	1,325,000	1,429,993
CA G.O. Bonds, 5 3/4s, 12/1/29	A1	160,000	171,656
CA Rev. Bonds (Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	500,000	527,245
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/16	A2	230,000	248,494
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	750,000	756,435
CA Hlth. Fac. Auth. Rev. Bonds (Sutter Hlth.),
Ser. A, MBIA, 5 3/8s, 8/15/30 #	Aaa	1,600,000	1,657,632
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Kaiser Permanente), Ser. A, 5s, 4/1/37	A+	1,000,000	1,042,660
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	100,000	107,675
CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	Aaa	500,000	542,540
(Multi-Fam. Hsg. III), Ser. B, MBIA, 5 1/2s, 8/1/39	Aaa	1,650,000	1,696,233
(Home Mtge.), Ser. I, 4.6s, 8/1/21	Aa2	1,150,000	1,162,880
(Home Mtge.), Ser. K, 4.55s, 8/1/21	Aa2	400,000	402,196
CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, 5s, 5/1/23	AAA	600,000	645,048
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	240,000	256,603

28

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
CA State G.O. Bonds
5 3/4s, 12/1/29 (Prerefunded)	A1	$520,000	$558,990
5 1/4s, 12/1/23	A+	1,000,000	1,081,670
5 1/8s, 4/1/23	A+	250,000	266,390
5s, 5/1/24	A1	2,000,000	2,119,180
Ser. 2, 5s, 9/1/23	A1	500,000	532,965
CA State U. Syst. Rev. Bonds, Ser. A, AMBAC,
5s, 11/1/33	Aaa	2,290,000	2,388,653
CA Statewide Cmntys. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	950,000	968,041
CA Statewide Cmntys. Dev. Auth. Multi-Fam.
Rev. Bonds (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	A–	850,000	877,005
CA Statewide Cmntys. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. B,
4 7/8s, 10/1/31	BBB–	470,000	474,752
CA Statewide Cmntys. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	455,000	482,532
CA Tobacco Securitization Agcy. Rev. Bonds (Gold
Cnty. Funding Corp.), 5 3/4s, 6/1/27 (Prerefunded)	AAA	970,000	1,076,574
Capistrano, Unified School Dist. Cmnty. Fac. Special
Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29
(Prerefunded)	BBB/P	1,000,000	1,077,590
Central CA Joint Pwr. Hlth. Fin. Auth. COP
(Cmnty. Hosp. of Central CA)
6s, 2/1/30	Baa2	200,000	209,382
6s, 2/1/20	Baa2	500,000	525,920
Central Marin, Sanitation Agcy. Rev. Bonds, MBIA,
5s, 9/1/26	Aaa	650,000	699,621
Cerritos, Cmnty. College Dist. G.O. Bonds
(Election of 2004), Ser. A, MBIA, 5s, 8/1/24	Aaa	125,000	133,161
Chabot-Las Positas, Cmnty. College Dist.
G.O. Bonds (Election of 2004), Ser. A, MBIA, 5s,
8/1/25 (Prerefunded)	Aaa	1,945,000	2,135,785
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	225,000	236,327
Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21	BBB	1,500,000	639,285
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	500,000	509,625
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A–	750,000	774,113
Duarte, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, zero %, 11/1/27	Aaa	1,585,000	625,267
Folsom Cordova, Unified School Dist. No. 2
G.O. Bonds (Election of 2002), Ser. B, FSA,
5s, 10/1/28	Aaa	1,275,000	1,352,699
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	1,200,000	1,250,184

29

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-3, 7 7/8s, 6/1/42	BBB	$300,000	$369,369
Ser. 03-A1, 6 3/4s, 6/1/39	BBB	1,000,000	1,147,670
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	1,030,000	1,149,593
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	AAA	1,500,000	1,676,445
Jurupa, Unified School Dist. G.O. Bonds
(Election of 2001), FGIC, 5s, 8/1/25	Aaa	1,920,000	2,028,922
Kern, Cmnty. College Dist. G.O. Bonds (Election of
2002 Safety Repair & Impt.), FSA, zero %, 11/1/22	Aaa	1,500,000	751,290
Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds,
Ser. C, 5s, 7/1/34	Aaa	1,500,000	1,583,775
Los Angeles, Sanitation Equip. Rev. Bonds, Ser. A,
AMBAC, 5s, 2/1/24	Aaa	1,130,000	1,196,026
Los Angeles, Unified School Dist. G.O. Bonds
(Election of 2004), Ser. G, AMBAC, 5s, 7/1/24	Aaa	1,250,000	1,348,250
Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst.),
Ser. B, FSA, 5 1/8s, 7/1/20	Aaa	2,000,000	2,153,340
Novato, Unified School Dist. G.O. Bonds, FSA,
5s, 8/1/27	Aaa	1,000,000	1,061,190
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	500,000	536,050
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	500,000	559,905
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,105,080
San Diego, Assn. of Bay Area Governments Fin.
Auth. For Nonprofit Corps. Rev. Bonds (San Diego
Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	250,000	272,218
San Jose Fin. Auth. Rev. Bonds (Civic Ctr.), Ser. B,
AMBAC, 5s, 6/1/27	Aaa	2,000,000	2,081,780
San Jose, Redev. Agcy. Tax Alloc. (Merged Area
Redev.), FGIC, 5s, 8/1/27	Aaa	1,270,000	1,335,151
San Jose, Unified School Dist. Santa Clara Cnty.,
G.O. Bonds (Election of 2002), Ser. B, FGIC,
5s, 8/1/25	Aaa	1,750,000	1,867,303
San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	Aaa	1,000,000	1,040,310
San Juan, Basin Auth. Lease Rev. Bonds (Ground
Wtr. Recvy.), AMBAC, 5s, 12/1/22	Aaa	1,000,000	1,052,900
San Ramon Valley, Unified School Dist. G.O. Bonds
(Election of 2002), FSA, 5s, 8/1/24	Aaa	1,425,000	1,518,038
Santa Barbara, Elementary School Dist. G.O. Bonds
(Election of 1998), Ser. B, FSA, 5s, 8/1/29	Aaa	1,000,000	1,059,140
Solono, Cmnty. College. (Election of 2002), Ser. B,
FGIC, zero %, 8/1/23	Aaa	2,500,000	1,142,150
State Center, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, MBIA, 5 1/4s, 8/1/25	Aaa	1,125,000	1,223,258

30

MUNICIPAL BONDS AND NOTES (122.3%)* continued

	Rating **	Principal amount	Value

California continued
Tobacco Securitization Auth. of Southern CA
Rev. Bonds
Ser. B, 6s, 6/1/43 (Prerefunded)	AAA	$500,000	$562,555
Ser. A1-SNR, 4 3/4s, 6/1/25	BBB	200,000	202,150
Torrance, Memorial Med. Ctr. Rev. Bonds, Ser. A,
6s, 6/1/22	A1	500,000	554,460
Tustin, Unified School Dist. Special Tax (Cmnty. Fac.
Dist. No. 97-1), FSA, 5s, 9/1/32	Aaa	1,000,000	1,041,970
U. of CA Rev. Bonds, Ser. A, AMBAC,
5 1/8s, 5/15/18	Aaa	1,000,000	1,081,420
Vacaville, Unified School Dist. G.O. Bonds
(Election of 2001), MBIA, 5s, 8/1/30	AAA	1,000,000	1,060,990
Vallejo, COP (Marine World Foundation),
7s, 2/1/17	BBB–/P	800,000	821,216
Victor, Elementary School Dist. COP (School
Construction Refinancing), MBIA, 6.45s, 5/1/18	Aaa	3,345,000	4,015,472
West Contra Costa Unified School Dist. G.O. Bonds
(Election of 2002), Ser. C, FGIC, 5s, 8/1/29	AAA	2,170,000	2,290,956
WM S. Hart, Unified High School Dist. G.O. Bonds,
Ser. A, MBIA, 5s, 9/1/23	Aaa	1,000,000	1,059,790
			82,158,854

Puerto Rico (2.0%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
5 1/4s, 7/1/30	BBB	175,000	188,307
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. C, 5 1/4s, 1/1/15	BBB	500,000	535,930
Ser. B, 5s, 12/1/13	BBB	125,000	133,190
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. I, 5 1/4s, 7/1/29	BBB	500,000	533,381
			1,390,808

Virgin Islands (0.8%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	500,000	541,840

TOTAL INVESTMENTS

Total investments (cost $79,682,256)			$84,091,502

* Percentages indicated are based on net assets of $68,767,879.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2006. Securities rated by Putnam are indicated by “/P”. Securities rated by Fitch are indicated by “/F”.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

At October 31, 2006, liquid assets totaling $1,082,188 have been designated as collateral for open futures contracts.

The dates shown on debt obligations are the original maturity dates.

31

The fund had the following sector concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):
Health care	12.7%
Education	12.3
Utilities & power	11.3
The fund had the following insurance concentrations greater than 10% at October 31, 2006 (as a percentage of net assets):
MBIA	22.3%
FSA	19.6
FGIC	18.8
AMBAC	14.8

FUTURES CONTRACTS OUTSTANDING at 10/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)	10	$1,082,188	Dec-06	$12,324

The accompanying notes are an integral part of these financial statements.

32

Statement of assets and liabilities 10/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $79,682,256)	$84,091,502

Cash	27,273

Interest and other receivables	1,156,691

Receivable for variation margin (Note 1)	4,687

Total assets	85,280,153

LIABILITIES

Distributions payable to shareholders	234,491

Accrued preferred shares distribution payable (Note 1)	37,678

Payable for compensation of Manager (Note 2)	119,991

Payable for investor servicing and custodian fees (Note 2)	6,835

Payable for Trustee compensation and expenses (Note 2)	40,917

Payable for administrative services (Note 2)	2,222

Other accrued expenses	70,140

Total liabilities	512,274

Series A remarketed preferred shares: (320 shares authorized
and outstanding at $50,000 per share) (Note 4)	16,000,000

Net assets applicable to common shares outstanding	$68,767,879

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$62,930,550

Distributions in excess of net investment income (Note 1)	(167,729)

Accumulated net realized gain on investments (Note 1)	1,583,488

Net unrealized appreciation of investments	4,421,570

Total — Representing net assets applicable to common shares outstanding	$68,767,879

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($68,767,879 divided by 4,518,749 shares)	$15.22

The accompanying notes are an integral part of these financial statements.

33

Statement of operations Six months ended 10/31/06 (Unaudited)

INTEREST INCOME	$1,857,414

EXPENSES

Compensation of Manager (Note 2)	235,910

Investor servicing fees (Note 2)	16,472

Custodian fees (Note 2)	19,961

Trustee compensation and expenses (Note 2)	15,796

Administrative services (Note 2)	6,944

Auditing	44,051

Legal fees	30,371

Other	49,874

Total expenses	419,379

Expense reduction (Note 2)	(15,542)

Net expenses	403,837

Net investment income	1,453,577

Net realized gain on investments (Notes 1 and 3)	1,359,597

Net realized gain on futures contracts (Note 1)	13,359

Net unrealized appreciation of investments
and futures contracts during the period	825,682

Net gain on investments	2,198,638

Net increase in net assets resulting from operations	$3,652,215

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(275,196)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$3,377,019

The accompanying notes are an integral part of these financial statements.

34

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/06*	4/30/06

Operations:
Net investment income	$ 1,453,577	$ 3,246,965

Net realized gain on investments	1,372,956	537,702

Net unrealized appreciation (depreciation) of investments	825,682	(2,025,728)

Net increase in net assets resulting from operations	3,652,215	1,758,939

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(275,196)	(376,444)

From net realized long-term gains on investments	—	(57,005)

Net increase in net assets resulting from operations
(applicable to common shareholders)	3,377,019	1,325,490

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From tax exempt net investment income	(1,406,878)	(2,971,458)

From net realized long-term gain on investments	—	(670,314)

Decrease from shares repurchased (Note 5)	—	(1,172,918)

Total increase (decrease) in net assets	1,970,141	(3,489,200)

NET ASSETS

Beginning of period	66,797,738	70,286,938

End of period (including distributions in excess of net investment income of $167,729 and undistributed net investment
income of $60,768, respectively)	$68,767,879	$66,797,738

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	4,518,749	4,607,092

Shares repurchased (Note 5)	—	(88,343)

Common shares outstanding at end of period	4,518,749	4,518,749

Remarketed preferred shares outstanding
at beginning and end of period	320	320

* Unaudited

The accompanying notes are an integral part of these financial statements.

35

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value,
beginning of period
(common shares)	$14.78	$15.26	$14.48	$14.92	$14.74	$14.69

Investment operations:
Net investment income (a)	.32	.71	.74	.80	.84	.95

Net realized and unrealized
gain (loss) on investments	.49	(.33)	.83	(.47)	.28	.02

Total from
investment operations	.81	.38	1.57	.33	1.12	.97

Distributions to preferred shareholders:
From net investment income	(.06)	(.08)	(.05)	(.03)	(.04)	(.06)

From net realized
gain on investments	—	(.01)	—	—	(.01)	—(e)

Total from investment operations
(applicable to common shares)	.75	.29	1.52	.30	1.07	.91

Distributions to common shareholders:
From net investment income	(.31)	(.65)	(.74)	(.74)	(.82)	(.83)

From net realized
gain on investments	—	(.15)	—	—	(.07)	(.03)

Total distributions	(.31)	(.80)	(.74)	(.74)	(.89)	(.86)

Increase from
shares repurchased	—	.03	—	—	—	—

Net asset value,
end of period
(common shares)	$15.22	$14.78	$15.26	$14.48	$14.92	$14.74

Market price,
end of period
(common shares)	$13.65	$13.14	$13.45	$12.82	$13.44	$13.82

Total return at market price
(common shares) (%)(b)	6.31*	3.59	10.85	0.81	3.73	5.51

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$68,768	$66,798	$70,287	$66,714	$68,715	$67,887

Ratio of expenses to
average net assets (%)(c,d)	.62*	1.25	1.21	1.16	1.20	1.20

Ratio of net investment income
to average net assets (%)(c)	1.75*	4.13	4.60	5.11	5.41	5.97

Portfolio turnover rate (%)	20.81*	11.57	49.71	20.89	22.00	11.82

(Continued on next page)

36

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

37

Notes to financial statements 10/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam California Investment Grade Municipal Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax and California personal income tax, as Putnam Investment Management, LLC, (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes to be consistent with preservation of capital. The fund may be affected by economic and political developments in the state of California.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to

38

sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $79,682,256, resulting in gross unrealized appreciation and depreciation of $4,412,019 and $2,773, respectively, or net unrealized appreciation of $4,409,246.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2006 was 3.30% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate

39

under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended October 31, 2006, the fund incurred $36,433 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended, October 31, 2006, the fund’s expenses were reduced by $15,542 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $256, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,834,669 and $17,140,910, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion

40

of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-month period ended October 31, 2006, the fund did not repurchase any common shares.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is

41

currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

42

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 30, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Common and preferred shares
	Votes for	Votes withheld

Jameson A. Baxter	4,148,644	188,182

Charles B. Curtis	4,148,644	188,182

Myra R. Drucker	4,148,644	188,182

Charles E. Haldeman, Jr.	4,146,812	190,014

Paul L. Joskow	4,148,444	188,382

Elizabeth T. Kennan	4,148,644	188,182

George Putnam, III	4,148,644	188,182

W. Thomas Stephens	4,148,644	188,182

Richard B. Worley	4,148,644	188,182

	Preferred shares
	Votes for	Votes withheld

John A. Hill	274	—

Robert E. Patterson	274	—

All tabulations are rounded to nearest whole number.

A shareholder proposal requesting the Trustees to take the steps necessary to merge the fund into Putnam California Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares was not voted on at the October 30, 2006 meeting.

43

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Charles A. Ruys de Perez
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and BSA
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer, and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
Putnam Fiduciary	and Treasurer	Wanda M. McManus
Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Michael T. Healy	Assistant Treasurer
John A. Hill, Chairman	Assistant Treasurer and	and Proxy Manager
Jameson Adkins Baxter,	Principal Accounting Officer
Vice Chairman
Charles B. Curtis	Beth S. Mazor
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	James P. Pappas
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Richard S. Robie, III
George Putnam, III	Vice President
W. Thomas Stephens
Richard B. Worley	Francis J. McNamara, III
Vice President and
Chief Legal Officer

44

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

SA702 239286 12/06

Putnam California Investment Grade Municipal Trust

4|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam California Investment Grade Municipal Trust

4| 30| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	16
Terms and definitions	19
Trustee approval of management contract	20
Other information for shareholders	25
Financial statements	27
Federal tax information	42
About the Trustees	43
Officers	49

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In recent months, we have witnessed the continuing vibrancy of the current economic expansion, now in its fifth year. U.S. businesses have seized opportunities available both at home and abroad to generate some of the most impressive profit margins in history, by some measures. During your fund’s reporting period, common stocks have traded at higher levels to reflect improving corporate profits. However, the gains have not come without concerns in some quarters of the market about the risks facing the economy. These risks include high energy prices, inflation, and a potential pullback in consumer spending, as well as the potential adverse effects of the Federal Reserve’s (the Fed’s) series of interest-rate increases. Concerns about inflation, in particular, have been reflected in falling bond prices and rising bond yields, and worries about consumer spending have clouded the outlook for stocks.

You can be assured that the investment professionals managing your fund are closely monitoring the factors that are influencing the performance of the securities in which your fund invests. Moreover, Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first.

2

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam California Investment Grade Municipal Trust: potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Investment Grade Municipal Trust. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are typically issued by municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income tax rate is among the highest in the United States. And the sheer size of the California municipal bond market —it offers more tax-exempt issues than any other state’s market — provides a wide array of investment opportunities.

The fund seeks to capitalize on the opportunities available in California by investing in bonds across a range of market sectors, with a focus on investment-grade bonds (those rated Baa or higher in quality). In addition, the fund uses leverage — that is, it invests with funds raised by issuing preferred shares — in an effort to take greater advantage of investment opportunities.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings, either by acquiring more of a particular bond or selling it, for the benefit of the fund and its shareholders.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

The fund concentrates its investments by region, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds must maintain a cash position to meet redemptions, closed-end funds have no such requirement and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Putnam California Investment Grade Municipal Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax and California personal income taxes as Putnam Management believes is consistent with the preservation of capital. It may be suitable for investors seeking tax-free income through high-quality investments primarily issued in California, provided they are willing to accept the risks associated with the use of leverage.

Highlights

* For the fiscal year ended April 30, 2006, Putnam California Investment Grade Municipal Trust
returned 2.70% at net asset value (NAV) and 3.59% at market price.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 2.15% .

* The average return for the fund’s Lipper category, California Municipal Debt Funds (closed-end), was 3.85% .

* The fund’s monthly dividend was reduced during the period. See page 11 for details.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 4/30/06

Since the fund's inception (11/27/92), average annual return is 6.83% at NAV and 5.37% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.27%	5.16%	83.76%	65.33%

5 years	6.16	4.84	34.84	26.68

3 years	5.46	5.00	17.28	15.75

1 year	2.70	3.59	2.70	3.59

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

Our emphasis on high-yielding tobacco settlement bonds and appreciation from several individual holdings helped your fund outperform its benchmark during the year, based on its results at NAV. The fund’s use of leverage, which amplifies its performance, was also a factor. However, the fund’s higher overall credit quality caused it to lag the average for its Lipper category, as lower-quality bonds outperformed. In particular, the fund’s maturity profile worked against us, as the fund owned fewer long-term bonds and yields on long-term bonds rose less than we had expected. Nonetheless, given current market conditions, we believe it is prudent to keep the fund’s sensitivity to changing interest rates moderate and its portfolio quality high.

Market overview

Continuing indications of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase the federal funds rate eight times during the fund’s fiscal year, lifting this benchmark rate for overnight loans between banks from 2.75% to 4.75% . Bond yields rose across the maturity spectrum. Short-term rates rose faster than long-term rates, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

During the period, tax-exempt bonds generally outperformed comparable Treasury bonds, as prices of tax-exempt bonds declined less than Treasury prices across all maturities. Municipal bonds typically perform better than Treasuries when interest rates are rising. However, the degree to which they outperformed Treasuries during the early months of 2006 was greater than expected.

The strong economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened, driven by strong interest among buyers in search of higher yields. Based on favorable legal rulings, tobacco settlement bonds outperformed. Likewise, airline-related industrial development bonds (IDBs) performed exceptionally well over the period. Callable bonds benefited from investor perception that bonds are less likely to be called in a rising-rate environment.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s peer group, a strategy that contributed positively to results for the period as rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall.

The fund’s yield curve positioning, or the maturity profile of its holdings, detracted from performance during the period. In order to keep the fund’s duration short, we limited exposure to longer-maturity bonds, favoring intermediate-maturity securities instead. However, as the yield curve flattened and the yield differences between shorter-and longer-term bonds converged, bonds with longer maturities outperformed their shorter-maturity counterparts.

The fund’s underweight position in the lowest-rated bonds, compared to other funds in its peer group, detracted from

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	2.15%

Lehman Aggregate Bond Index (broad bond market)	0.71%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.25%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	8.88%

Equities

S&P 500 Index (broad stock market)	15.42%

Russell 1000 Index (large-company stocks)	16.71%

Russell 2000 Index (small-company stocks)	33.47%

results as securities in this area of the market rallied.

We added to the fund’s callable bond holdings during the period. Despite this action, however, the fund remained underweight in callable bonds relative to its benchmark. This positioning detracted from results as these bonds generally outperformed over the period.

Your fund’s holdings

Your fund’s emphasis on tobacco settlement bonds was a positive during the fiscal year. While tobacco settlement bonds generally carry investment-grade ratings, they are secured by the income stream from tobacco companies’ settlement obligations to the states and generally offer higher yields than bonds of comparable quality. An improving litigation environment has led to higher prices for these bonds and the fund benefited as a result. Furthermore, we think tobacco settlement bonds provide valuable di-versification, since their performance is not as closely tied to the direction of economic growth as are other, more economically sensitive holdings.

One of the fund’s best-performing individual holdings was one issued for California’s Foothill Eastern Corridor, a 37-mile toll road in Southern California built in 1995. The fund has owned this bond for about 10 years. Stable toll revenues and an attractive yield continue to attract investors.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Pre-refunded bonds contributed to results during the year. Pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment — usually U.S. Treasury securities — that matures at the older bond’s first call date, effectively raising the bond’s perceived rating and shortening its maturity. One of the fund’s pre-refunded holdings was a bond issued for Chabot-Las Positas, California Community College District. It was pre-refunded very recently, in April 2006. Previously scheduled to mature in August 2025, the bond has a new effective maturity date in August 2014.

Credit spreads — the difference in yield between lower- and higher-rated bonds — continued a narrowing trend that started early in 2003. As yield-hungry investors reached downward in credit quality and outward along the maturity spectrum, they have been bidding up the price of higher-yielding securities, making them more costly and further narrowing spreads. Late in the period, airline-related IDBs rebounded, as passenger traffic continued a protracted recovery and ticket prices rose. Since this fund cannot invest in bonds rated below investment grade (though it may continue to hold securities that fall below investment grade status), and most airline-related bonds fall into this

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

category, it did not participate in the rally. However, the strengthening economy also improved the financial health of many issuers and the price of their bonds rose to reflect this. The net effect of narrowing in credit spreads was negative for your fund. In our opinion, the yield advantage currently available from lower-quality bonds is generally not great enough to justify risks involved.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend reduced

Several older holdings were sold or were called during the fiscal year, requiring us to reinvest assets at current, lower interest rates. Furthermore, given the narrowing of the yield spread between higher- and lower-rated municipal bonds, the opportunities for finding relatively high-yielding investments have become more limited, especially in light of our commitment to focusing on sound, creditworthy investments. To reflect the reduction in earnings, the dividend was reduced in June 2005 from $0.0586 to $0.055 per share, and again in December 2005 from $0.055 to $0.0519.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that the Fed’s tightening cycle is nearing an end but that rates will continue to rise over the near term. We currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market may be susceptible to weaker returns in the coming months. One reason for this belief is the market’s unusually strong performance versus taxable equivalents in the early months of 2006.

We believe that the extended rally among lower-rated, higher-yielding bonds is in its final stages. Therefore, we remain cautious with respect to securities at the lower end of the credit spectrum. We continue to have a positive view of defensive sectors such as single-family housing bonds, which have performed well in recent months. In addition, we remain positive on callable bonds. Our view on tobacco settlement bonds remains positive as we believe that they represent good investment opportunities relative to the inherent risks associated with the sector.

As always, we will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/06

				Lipper California
				Municipal
			Lehman	Debt Funds
		Market	Municipal	(closed-end)
	NAV	price	Bond Index	category average*

Annual average
Life of fund
(since 11/27/92)	6.83%	5.37%	6.08%	6.54%

10 years	83.76	65.33	77.30	89.76
Annual average	6.27	5.16	5.89	6.60

5 years	34.84	26.68	30.07	40.97
Annual average	6.16	4.84	5.40	7.08

3 years	17.28	15.75	12.04	20.95
Annual average	5.46	5.00	3.86	6.52

1 year	2.70	3.59	2.15	3.85

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-, 3-, 5-, and 10-year periods ended 4/30/06, there were 25, 25, 16, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 4/30/06

Distributions — common shares

Number	12

Income[1]	$0.6481

Capital gains[2]

Long-term	0.1460

Short-term	—

Total	$0.7941

	Series A

Distributions — preferred shares	(320 shares)

Income[1]	$1,176.39

Capital gains[2]	178.14

Total	$1,354.53

Share value:	NAV	Market price

4/30/05	$15.26	$13.45

4/30/06	14.78	13.14

Current yield (end of period)

Current dividend rate[3]	4.21%	4.74%

Taxable equivalent[4]	7.22	8.13

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter
Total return for periods ended 3/31/06

	NAV	Market price

Annual average
Life of fund (since 11/27/92)	6.89%	5.49%

10 years	83.40	65.22
Annual average	6.25	5.15

5 years	32.55	27.01
Annual average	5.80	4.90

3 years	18.79	19.28
Annual average	5.91	6.05

1 year	5.44	5.68

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $40,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of April 30, 2006, and April 30, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006		*

President and CEO	2005		*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006	*

General Counsel	2005	*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 4/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund, subject to certain changes noted
below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by
Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

*	Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest-
ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate-
gory. The Trustees reviewed the model fee schedules then in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of each fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies.
These differences currently range from five to 20 basis points. The Trustees have reexamined this matter and recommended that these differences be conformed to a uniform five basis points. At a meeting on January 13, 2006, the Trustees approved an amended management contract for your fund to memorialize the arrangements agreed to in June 2005. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average net assets
(including assets attributable to both common and preferred shares)
or
(b)	0.65% of the first $500 million of the fund’s average net assets
(including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

Based on net assets as of June 2005, the new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedules for the funds effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 43rd percentile in management fees and in the 71st percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, which as of January 1, 2006, reflects the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, taking into account the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

83rd	80th	75th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 30, 24, and 19 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the one-, three- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that the fund generally uses less investment leverage than the other closed-end funds in its Lipper peer group. Because investment leverage has the potential to increase a fund’s yield under some market conditions, the fund’s lower use of leverage may at times cause its performance to trail the performance of its peer group.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper California Municipal Debt Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2006, were 82%, 83%, and 79%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 22nd out of 26, 14th out of 16, and 11th out of 13 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements, which provide benefits to Putnam Fiduciary Trust Company, an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam California Investment Grade Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Investment Grade Municipal Trust (the “fund”) at April 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2006

The fund’s portfolio 4/30/06

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company

MUNICIPAL BONDS AND NOTES (120.4%)*

	Rating **	Principal amount	Value

California (120.0%)
ABAG Fin. Auth. COP
(American Baptist Homes), Ser. A, 6.2s, 10/1/27	BB+	$500,000	$507,155
(Odd Fellows Home), 6s, 8/15/24	A	1,000,000	1,036,510
Alhambra, Unified School Dist. G.O. Bonds (Election
of 2004), Ser. A, FGIC, 5s, 8/1/25	Aaa	1,880,000	1,958,998
Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr. Syst.),
MBIA, 5 1/4s, 10/1/22	Aaa	1,530,000	1,633,841
Beverly Hills, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. B, 5s, 8/1/20	Aa2	1,325,000	1,386,811
CA Rev. Bonds (Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	500,000	511,005
CA Edl. Fac. Auth. Rev. Bonds (Lutheran U.), Ser. C,
4 1/2s, 10/1/19	Baa1	750,000	722,198
CA Hlth. Fac. Auth. Rev. Bonds
(Cedars-Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34
(Prerefunded)	A3	750,000	820,358
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30 #	Aaa	1,600,000	1,655,680
CA Hlth. Fac. Fin. Auth. Rev. Bonds (Cedars Sinai
Med. Ctr.), 5s, 11/15/15	A3	100,000	104,868
CA Hsg. Fin. Agcy. Rev. Bonds
(Multi-Fam. Hsg. III), Ser. B, MBIA, 5 1/2s, 8/1/39	Aaa	1,665,000	1,695,703
(Home Mtge.), Ser. C, FGIC, 3.7s, 2/1/13	Aaa	1,000,000	988,190
CA Poll. Control Fin. Auth. Solid Waste Disp. Rev.
Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	240,000	248,558
CA State G.O. Bonds
5 3/4s, 12/1/29 (Prerefunded)	Aaa	1,320,000	1,426,511
5 3/4s, 12/1/29	A2	680,000	730,361
5 1/4s, 12/1/23	A2	1,000,000	1,053,750
5 1/8s, 4/1/23	A2	250,000	260,293
5s, 5/1/24	A2	2,000,000	2,062,840
Ser. 2, 5s, 9/1/23	A2	500,000	517,640
CA State Dept. of Wtr. Resources Rev. Bonds
(Center Valley), Ser. J-2, 7s, 12/1/12	Aa2	4,000,000	4,695,440
Ser. A, AMBAC, 5 1/2s, 5/1/16 (Prerefunded)	Aaa	1,000,000	1,099,480
CA State U. Syst. Rev. Bonds, Ser. A, AMBAC,
5s, 11/1/33	Aaa	2,290,000	2,339,624

MUNICIPAL BONDS AND NOTES (120.4%)* continued

	Rating **	Principal amount	Value

California continued
CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	$950,000	$946,780
CA Statewide Cmnty. Dev. Auth. Multi-Fam. Rev.
Bonds (Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	A-	850,000	867,077
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	455,000	473,632
(Thomas Jefferson School of Law), Ser. B,
4 7/8s, 10/1/31	BBB-	470,000	459,331
CA Statewide Cmntys. Dev. Auth. Apt. Mandatory Put
Bonds (Irvine Apt. Cmntys.), Ser. A-3, 5.1s, 5/17/10	Baa2	700,000	719,747
CA Tobacco Securitization Agcy. Rev. Bonds (Gold
Cnty. Funding Corp.), 5 3/4s, 6/1/27	Baa3	985,000	1,022,745
Capistrano, Unified School Dist. Cmnty. Fac. Special
Tax Bonds (Ladera), Ser. 98-2, 5 3/4s, 9/1/29
(Prerefunded)	BBB/P	1,000,000	1,081,610
Central CA Joint Pwr. Hlth. Fin. Auth. COP
(Cmnty. Hosp. of Central CA)
6s, 2/1/30	Baa2	200,000	206,874
6s, 2/1/20	Baa2	500,000	521,865
Cerritos, Cmnty. College Dist. G.O. Bonds
(Election of 2004), Ser. A, MBIA
5s, 8/1/24 (Prerefunded)	Aaa	1,620,000	1,746,862
5s, 8/1/24	Aaa	125,000	129,955
Chabot-Las Positas, Cmnty. College Dist. G.O. Bonds
(Election of 2004), Ser. A, MBIA, 5s, 8/1/25
(Prerefunded)	Aaa	1,945,000	2,088,813
Chula Vista Rev. Bonds (San Diego Gas), Ser. B,
5s, 12/1/27	A1	225,000	229,354
Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21	BBB	1,500,000	604,530
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB-	500,000	503,440
Desert, Cmnty. College Dist. G.O. Bonds, Ser. A,
MBIA, 5s, 8/1/26 (Prerefunded)	Aaa	2,000,000	2,147,880
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	Baa1	750,000	759,998
Folsom Cordova, Unified School Dist. No. 2
G.O. Bonds (Election of 2002), Ser. B, FSA,
5s, 10/1/28	Aaa	1,275,000	1,318,274
Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll
Roads), 5 3/4s, 1/15/40	Baa3	1,200,000	1,217,916
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-3, 7 7/8s, 6/1/42	BBB	300,000	357,168
Ser. 03-A1, 6 3/4s, 6/1/39	BBB	1,000,000	1,113,900
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	1,030,000	1,120,609
Ser. B, 5 5/8s, 6/1/38 (Prerefunded)	Aaa	1,500,000	1,649,880
Jurupa, Unified School Dist. G.O. Bonds (Election
of 2001), FGIC, 5s, 8/1/25	Aaa	1,920,000	1,985,856
Los Angeles, Sanitation Equip. Rev. Bonds, Ser. A,
AMBAC, 5s, 2/1/24	Aaa	1,130,000	1,168,770

MUNICIPAL BONDS AND NOTES (120.4%)* continued

	Rating **	Principal amount	Value

California continued
Los Angeles, Wtr. & Pwr. Rev. Bonds (Pwr. Syst.),
Ser. B, FSA, 5 1/8s, 7/1/20	Aaa	$2,000,000	$2,104,440
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	500,000	524,370
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	500,000	535,905
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,059,280
San Diego, Assn. of Bay Area Governments Fin. Auth.
For Nonprofit Corps. Rev. Bonds (San Diego Hosp.),
Ser. A, 6 1/8s, 8/15/20	Baa1	100,000	107,545
San Jose Fin. Auth. Rev. Bonds (Civic Ctr.), Ser. B,
AMBAC, 5s, 6/1/27	Aaa	2,000,000	2,038,740
San Jose, Redev. Agcy. Tax Alloc. (Merged Area
Redev.), FGIC, 5s, 8/1/27	Aaa	1,270,000	1,301,699
San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	Aaa	1,000,000	1,018,470
San Juan, Basin Auth. Lease Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/22	Aaa	1,000,000	1,032,180
San Ramon Valley, Unified School Dist. G.O. Bonds
(Election of 2002), FSA, 5s, 8/1/24	Aaa	1,425,000	1,481,487
Santa Barbara, Elementary School Dist. G.O. Bonds
(Election of 1998), Ser. B, FSA, 5s, 8/1/29	Aaa	1,000,000	1,032,660
Santa Maria, Joint Unified High School Dist. G.O.
Bonds, Ser. A, FSA, 5 1/4s, 8/1/25 (Prerefunded)	Aaa	1,500,000	1,620,330
Southern CA Wtr. Wks., Metro Wtr. Dist. Rev. Bonds,
Ser. B, MBIA, 4 3/4s, 7/1/21 (Prerefunded)	Aaa	15,000	15,029
State Center, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, MBIA, 5 1/4s, 8/1/25	Aaa	1,125,000	1,195,245
Tobacco Securitization Auth. of Southern CA Rev.
Bonds, Ser. B, 6s, 6/1/43	Ba1	500,000	516,385
Torrance, Memorial Med. Ctr. Rev. Bonds, Ser. A,
6s, 6/1/22	A1	500,000	548,890
Tustin, Unified School Dist. Special Tax (Cmnty. Fac.
Dist. No. 97-1), FSA, 5s, 9/1/32	Aaa	1,000,000	1,018,930
U. of CA Rev. Bonds, Ser. A, AMBAC,
5 1/8s, 5/15/18	Aaa	1,000,000	1,055,190
Vacaville, Unified School Dist. G.O. Bonds (Election
of 2001), MBIA, 5s, 8/1/30	Aaa	1,000,000	1,035,110
Vallejo, COP (Marine World Foundation), 7s, 2/1/17	BBB-/P	800,000	829,760
Victor, Elementary School Dist. COP (School
Construction Refinancing), MBIA, 6.45s, 5/1/18	Aaa	3,345,000	3,944,591
West Contra Costa Unified School Dist. G.O. Bonds
(Election of 2002), Ser. C, FGIC, 5s, 8/1/29	Aaa	2,170,000	2,240,872
WM S. Hart, Unified High School Dist. G.O. Bonds,
Ser. A, MBIA, 5s, 9/1/23	Aaa	1,000,000	1,037,178
			80,192,966

MUNICIPAL BONDS AND NOTES (120.4%)* continued

	Rating **	Principal amount	Value
Puerto Rico (0.4%)
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5s, 8/1/10	Baa2	$250,000	$259,160

TOTAL INVESTMENTS

Total investments (cost $76,816,755)			$80,452,126

* Percentages indicated are based on net assets of $66,797,738.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2006. Securities rated by Putnam are indicated by “/P” . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2006.

At April 30, 2006, liquid assets totaling $2,956,187 have been designated as collateral for open futures contracts.

The rates shown on Mandatory Put Bonds are the current interest rates at April 30, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The fund had the following industry group concentrations greater than 10% at April 30, 2006 (as a percentage of net assets):
Water & sewer	13.3%
Healthcare	12.3
The fund had the following insurance concentrations greater than 10% at April 30, 2006 (as a percentage of net assets):
MBIA	27.4%
FSA	15.9
AMBAC	14.6
FGIC	12.7

FUTURES CONTRACTS OUTSTANDING at 4/30/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Long)	28	$2,956,188	Jun-06	$(39,483)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $76,816,755)	$80,452,126

Cash	1,183,812

Interest and other receivables	1,307,591

Receivable for securities sold	774,127

Receivable for variation margin (Note 1)	104,813

Total assets	83,822,469

LIABILITIES

Distributions payable to shareholders	234,817

Accrued preferred shares distribution payable (Note 1)	16,066

Payable for securities purchased	518,193

Payable for shares of the fund repurchased	45,325

Payable for compensation of Manager (Note 2)	112,165

Payable for Trustee compensation and expenses (Note 2)	32,317

Payable for administrative services (Note 2)	2,489

Other accrued expenses	63,359

Total liabilities	1,024,731

Series A remarketed preferred shares: (320 shares authorized
and outstanding at $50,000 per share) (Note 4)	16,000,000

Net assets applicable to common shares outstanding	$66,797,738

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Note 1)	$62,930,550

Undistributed net investment income (Note 1)	60,768

Accumulated net realized gain on investments (Note 1)	210,532

Net unrealized appreciation of investments	3,595,888

Total — Representing net assets applicable to common shares outstanding	$66,797,738

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($66,797,738 divided by 4,518,749 shares)	$14.78

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/06

INTEREST INCOME	$ 4,078,539

EXPENSES

Compensation of Manager (Note 2)	531,472

Investor servicing fees (Note 2)	34,777

Custodian fees (Note 2)	41,090

Trustee compensation and expenses (Note 2)	21,252

Administrative services (Note 2)	18,212

Auditing	79,735

Preferred share remarketing agent fees	40,618

Other	102,226

Total expenses	869,382

Expense reduction (Note 2)	(37,808)

Net expenses	831,574

Net investment income	3,246,965

Net realized gain on investments (Notes 1 and 3)	525,013

Net realized loss on futures contracts (Note 1)	(1,381)

Net increase from payments by affiliates (Note 2)	14,070

Net unrealized depreciation of investments and futures contracts during the year	(2,025,728)

Net loss on investments	(1,488,026)

Net increase in net assets resulting from operations	$ 1,758,939

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(376,444)

From net realized long-term gains	(57,005)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$ 1,325,490

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	4/30/06	4/30/05

Operations:
Net investment income	$ 3,246,965	$ 3,396,008

Net realized gain on investments	537,702	2,339,400

Net unrealized appreciation (depreciation) of investments	(2,025,728)	1,472,123

Net increase in net assets resulting from operations	1,758,939	7,207,531

DISTRIBUTIONS TO SERIES A REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)

From tax exempt income	(376,444)	(237,960)

From ordinary income	—	(693)

From net realized long-term gains on investments	(57,005)	—

Net increase in net assets resulting from operations
(applicable to common shareholders)	1,325,490	6,968,878

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From tax exempt income	(2,971,458)	(3,380,275)

From ordinary income	—	(15,662)

From net realized long-term gain on investments	(670,314)	—

Decrease from shares repurchased (Note 5)	(1,172,918)	—

Total increase (decrease) in net assets	(3,489,200)	3,572,941

NET ASSETS

Beginning of year	70,286,938	66,713,997

End of year (including undistributed net investment
income of $60,768 and $175,039, respectively)	$66,797,738	$70,286,938

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	4,607,092	4,607,092

Shares repurchased (Note 5)	(88,343)	—

Common shares outstanding at end of year	4,518,749	4,607,092

Remarketed preferred shares outstanding
at beginning and end of year	320	320

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value, beginning of period
(common shares)	$15.26	$14.48	$14.92	$14.74	$14.69

Investment operations:
Net investment income (a)	.71	.74	.80	.84	.95

Net realized and unrealized
gain (loss) on investments	(.33)	.83	(.47)	.28	.02

Total from investment operations	.38	1.57	.33	1.12	.97

Distributions to preferred shareholders:
From net investment income	(.08)	(.05)	(.03)	(.04)	(.06)

From net realized gain
on investments	(.01)	—	—	(.01)	—(e)

Total from investment operations
(applicable to common shares)	.29	1.52	.30	1.07	.91

Distributions to common shareholders:
From net investment income	(.65)	(.74)	(.74)	(.82)	(.83)

From net realized
gain on investments	(.15)	—	—	(.07)	(.03)

Total distributions	(.80)	(.74)	(.74)	(.89)	(.86)

Increase from shares repurchased	.03	—	—	—	—

Net asset value, end of period
(common shares)	$14.78	$15.26	$14.48	$14.92	$14.74

Market price, end of period
(common shares)	$13.14	$13.45	$12.82	$13.44	$13.82

Total return at market price
(common shares) (%)(b)	3.59	10.85	0.81	3.73	5.51

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$66,798	$70,287	$66,714	$68,715	$67,887

Ratio of expenses to
average net assets (%)(c,d)	1.25	1.21	1.16	1.20	1.20

Ratio of net investment income
to average net assets (%)(c)	4.13	4.60	5.11	5.41	5.97

Portfolio turnover rate (%)	11.57	49.71	20.89	22.00	11.82

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/06

Note 1: Significant accounting policies

Putnam California Investment Grade Municipal Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax and California personal income tax, as Putnam Investment Management, LLC, (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes to be consistent with preservation of capital. The fund intends to achieve its objective by investing in investment grade municipal securities selected by Putnam Management. The fund may be affected by economic and political developments in the state of California.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remar-keted preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2006 was 3.65% . The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2006, the fund reclassified $13,334 to decrease undistributed net investment income with an increase to accumulated net realized gains of $13,334.

The tax basis components of distributable earnings and the federal tax cost as of period end April 30, 2006 were as follows:

Unrealized appreciation	$ 3,817,404
Unrealized depreciation	(182,033)
———————
Net unrealized appreciation	3,635,371
Undistributed tax-exempt income	294,374
Undistributed ordinary income	6,562
Undistributed short-term gain	20,841
Undistributed long-term gain	150,208
Cost for federal income
tax purposes	$76,816,755

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to January 1, 2006, the fund’s management fee was based on the annual rate of 0.65% of the average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

During the year ended April 30, 2006, Putnam Management voluntarily reimbursed the fund $14,070 for net realized losses incurred from the sale of investment securities that violated the fund’s investment restrictions. The effect of the losses incurred and the reimbursal by Putnam Management of such losses had no effect on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended April 30, 2006, the fund incurred $75,867 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended April 30, 2006, the fund’s expenses were reduced by $37,808 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $255, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended April 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,704,261 and $12,195,410, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2006, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months ending October 6, 2006. In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding shares over the same period. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended April 30, 2006, the fund repurchased 88,343 common shares for an aggregate purchase price of $1,172,918, which reflects a weighted-average discount from net asset value per share of 11.5% .

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $490,712 as long term capital gain, for its taxable year ended April 30, 2006.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, Vice Chair of the Board of Trustees of the Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization).

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund**	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,	The ten funds:
Ohio, and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2030 Fund
investment portfolios that spread your	Putnam RetirementReady 2025 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2020 Fund
and money market investments.	Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
The three portfolios:	Putnam RetirementReady Maturity Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
Marketing Services	George Putnam, III	Francis J. McNamara, III
Putnam Retail Management	President	Vice President and
One Post Office Square		Chief Legal Officer
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Charles A. Ruys de Perez
Custodian	Associate Treasurer and	Vice President and
Putnam Fiduciary	Principal Executive Officer	Chief Compliance Officer
Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Senior Vice President	Vice President and
Ropes & Gray LLP	and Treasurer	BSA Compliance Officer

Independent Registered	Steven D. Krichmar	Judith Cohen
Public Accounting Firm	Vice President and	Vice President, Clerk and
Pricewaterhouse Coopers LLP	Principal Financial Officer	Assistant Treasurer

Trustees	Michael T. Healy	Wanda M. McManus
John A. Hill, Chairman	Assistant Treasurer and	Vice President, Senior Associate
Jameson Adkins Baxter,	Principal Accounting Officer	Treasurer and Assistant Clerk
Vice Chairman
Charles B. Curtis	Daniel T. Gallagher	Nancy T. Florek
Myra R. Drucker	Senior Vice President,	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Staff Counsel and	Assistant Treasurer
Paul L. Joskow	Compliance Liaison	and Proxy Manager
Elizabeth T. Kennan
John H. Mullin, III	Beth S. Mazor
Vice President

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN702 234345 6/06

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

FORM N-14
PART C

OTHER INFORMATION

Item 15. Indemnification

The information required by this item is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-03630).

Item 16. Exhibits

(1) Agreement and Declaration of Trust, as amended and restated January 30, 1997 -- Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

(2) By-Laws, as amended through July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement.

(3) Not applicable.

(4) Form of Plan of Entity Conversion and Form of Agreement and Plan of Merger are Appendix A and Appendix B, respectively, to the Prospectus/Proxy Statement included herein.

(5)(a) Portions of Agreement and Declaration of Trust relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

(5)(b) Portions of Bylaws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement.

(6) Management Contract dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.

(7)(a) Distributor's Contract dated June 10, 2005 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(7)(b) Form of Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(7)(c) Form of Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(8) Trustee Retirement Plan dated October 4, 1996, as amended July 1, 2000 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(9)(a) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February, 10, 2006 -- Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement.

(9)(b) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007 -- Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement.

(10)(a) Class A Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement.

(10)(b) Class B Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement.

(10)(c) Class C Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.

(10)(d) Class M Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.

(10)(f) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(10)(g) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(10)(h) Rule 18f-3 Plan dated October, 2005 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(11) Opinion and consent of Ropes & Gray LLP – Filed herewith.

(12)(a) Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.

(12)(b) Consent of Ropes & Gray LLP with respect to tax matters – Filed herewith.

(13)(a) Amended and Restated Investor Servicing Agreement dated January 1, 2005 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(13)(b) Letter of Indemnity dated December 18, 2003 with Putnam Investment Management -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(13)(c) Liability Insurance Allocation Agreement -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(13)(d) Master Sub-Accounting Services Agreement dated January 1, 2007 between Putnam Investment Management, LLC and State Street Bank and Trust Company -- Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement.

(14)(a) Consent of  KPMG LLP, Independent Registered Public Accounting Firm – Filed herewith.

(14)(b) Consent of PricewaterhouseCoopers LLP, Registered Public Accounting Firm – Filed herewith.

(15) Not applicable.

(16) Power of Attorney – Filed herewith.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus filed under paragraph (a) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam California Tax Exempt Income Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 16th day of February, 2007.

PUTNAM CALIFORNIA TAX EXEMPT INCOME
FUND

By:	/s/ Charles E. Porter
Name:	Charles E. Porter
Title:	Executive President, Associate Treasurer and
Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s JOHN A. HILL*	Chairman of the Board and Trustee
John A. Hill

/S/ JAMESON A. BAXTER*	Vice Chairman of the Board and Trustee
Jameson A. Baxter

/s/ GEORGE PUTNAM, III*	President; Trustee
George Putnam, III

/s/ CHARLES E. PORTER	Executive Vice President; Associate
Charles E. Porter	Treasurer; Principal Executive Officer

/s/ STEVEN D. KRICHMAR*	Vice President and Principle Financial
Steven D. Krichmar	Officer

/s/ JANET C. SMITH	Vice President, Assistant Treasurer and Principal

Janet C. Smith	Accounting Officer

/s/ CHARLES B. CURTIS*	Trustee
Charles B. Curtis

/s/ MYRA R. DRUCKER*	Trustee
Myra R. Drucker

/s/ CHARLES E. HALDEMAN, JR. *	Trustee
Charles E. Haldeman, Jr.

/s/ PAUL L. JOSKOW*	Trustee
Paul L. Joskow

/s/ ELIZABETH T. KENNAN*	Trustee
Elizabeth T. Kennan

/s/ KENNETH R. LEIBLER*	Trustee
Kenneth R. Leibler

Trustee
Robert E. Patterson

/s/ W. THOMAS STEPHENS*	Trustee
W. Thomas Stephens

Trustee
Richard B. Worley
*	By: /s/ Charles E. Porter, as Attorney-in-
Fact pursuant to Power of Attorney filed
herein as Exhibit 16
Dated: February 16th, 2007

Exhibit Index

Exhibit Number	Exhibit Title

(11)	Opinion and consent of Ropes & Gray LLP
(12)(b)	Consent of Ropes & Gray LLP
(14)(a)	Consent of KPMG LLP, Independent Registered Public Accounting Firm
(14)(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
(16)	Power of Attorney